UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	September 30, 2007

Date of reporting period:	March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia Equity Funds

Semiannual Report – March 31, 2007

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Common Stock Fund

■  Columbia Small Cap Core Fund

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Table of contents

Columbia Asset Allocation Fund	1

Columbia Large Cap Growth Fund	5

Columbia Disciplined Value Fund	9

Columbia Common Stock Fund	13

Columbia Small Cap Core Fund	16

Investment Portfolios	20

Statements of Assets and Liabilities	55

Statements of Operations	57

Statements of Changes in Net Assets	60

Financial Highlights	66

Notes to Financial Statements	98

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	111

Summary of Management Fee Evaluation by Independent Fee Consultant	114

Columbia Funds	119

Important Information About This Report	121

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Performance Information – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	18,413	17,351
Class B	17,337	17,337
Class C	17,330	17,330
Class G	17,123	17,123
Class T	18,328	17,271
Class Z	18,779	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.33
Class B	2.08
Class C	2.08
Class G	2.03
Class T	1.38
Class Z	1.08

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		G		T		Z
Inception	11/01/98		11/01/98		11/18/02		03/04/96		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without	with	without
6-month
(cumulative)	7.30	1.13	6.90	1.94	6.90	5.91	6.93	1.97	7.27	1.10	7.43
1-year	8.76	2.48	7.94	2.97	7.88	6.88	8.00	3.02	8.69	2.43	9.02
5-year	6.15	4.90	5.41	5.08	5.40	5.40	5.43	4.94	6.13	4.89	6.45
10-year	6.29	5.67	5.66	5.66	5.65	5.65	5.53	5.53	6.25	5.62	6.50

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the fund. The returns for Class Z shares include returns of Trust Shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust Shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

Understanding Your Expenses – Columbia Asset Allocation Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,073.00	1,018.25	6.93	6.74	1.34
Class B	1,000.00	1,000.00	1,069.01	1,014.51	10.78	10.50	2.09
Class C	1,000.00	1,000.00	1,069.01	1,014.51	10.78	10.50	2.09
Class G	1,000.00	1,000.00	1,069.31	1,014.76	10.52	10.25	2.04
Class T	1,000.00	1,000.00	1,072.70	1,018.00	7.18	6.99	1.39
Class Z	1,000.00	1,000.00	1,074.30	1,019.50	5.64	5.49	1.09

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the six-month period ended March 31, 2007, the fund's Class A shares returned 7.30% without sales charge. The S&P 500 Index returned 7.38% and the Lehman Brothers U.S. Aggregate Bond Index returned 2.76%.1 The fund's return was higher than the 6.67% average return of its peer group, the Morningstar Moderate Asset Allocation Category.2

■  The fund's emphasis on stocks was beneficial during the period as stocks continued to outperform bonds. Within the equity portion of the portfolio, a high exposure to large cap stocks and an emphasis on international stocks also contributed to the fund's solid return. Within the fixed-income portion of the fund, exposure to asset-backed, mortgage-backed and high-yield bonds aided the fund's performance as these sectors did better than Treasury bonds.

■  We expect the US economy to continue to exhibit mixed signals, which have tended to be typical of mid-cycle slowdowns—solid profit growth and moderate inflation offset by concerns about weakness in the housing market; gains in personal, business and government spending offset by slower housing and manufacturing trends. However, business prospects appear to us to remain solid and economic growth, although slower, should continue at a moderate pace. In this environment, we expect equities to continue to have an edge over other asset classes. We continue to expect international markets to hold their ground, supported by solid economic growth and relatively low interest rates around the world. We expect bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

1The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Net asset value per share

as of 03/31/07 ($)

Class A	15.94
Class B	15.94
Class C	15.94
Class G	15.94
Class T	15.96
Class Z	15.95

Distributions declared per share

10/01/06 – 03/31/07 ($)

Class A	1.27
Class B	1.21
Class C	1.21
Class G	1.21
Class T	1.27
Class Z	1.29

Summary

6-month (cumulative) return as of 03/31/07

+7.30%

Class A shares (without sales charge)

+7.38%

S&P 500 Index

+2.76%

Lehman Brothers U.S. Aggregate Bond Index

Fund Profile (continued) – Columbia Asset Allocation Fund

Portfolio Management

Vikram Kuriyan, PhD, is the lead manager for Columbia Asset Allocation Fund and has managed the fund since August 2005, and has been with the advisor or its predecessors or affiliate organizations since 2000.

Karen Wurdack has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Dr. Kuriyan and Ms. Wurdack are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with expertise in that class.

The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance Information – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	18,524	17,459
Class B	17,403	17,403
Class C	17,410	17,410
Class E	18,512	17,681
Class F	17,395	17,395
Class G	17,066	17,066
Class T	18,359	17,303
Class Z	19,056	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.04
Class B	1.79
Class C	1.79
Class E	1.14
Class F	1.79
Class G	1.74
Class T	1.09
Class Z	0.79

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		E		F		G		T		Z
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06		03/04/96		12/14/90		12/14/90
Sales charge	without	with	without	with	without	with	without	with	without	with	without	with	without	with	without
6- month (cumulative)	7.81	1.60	7.45	2.45	7.44	6.44	7.74	2.89	7.40	2.40	7.44	2.44	7.80	1.60	8.00
1-year	6.76	0.63	6.04	1.04	5.93	4.93	6.69	1.88	5.99	0.99	6.03	1.03	6.74	0.62	7.05
5-year	2.39	1.19	1.59	1.21	1.60	1.60	2.38	1.44	1.58	1.20	1.54	0.97	2.27	1.07	2.64
10-year	6.36	5.73	5.70	5.70	5.70	5.70	6.35	5.86	5.69	5.69	5.49	5.49	6.26	5.64	6.66

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, and 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year for Class B and Class F shares, and 1.00% in the seventh year for Class G shares and eliminated thereafter and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class E and Class F shares include the returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the fund for periods prior to September 22, 2006, the date on which Class E and F shares were initially offered by the fund. The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A shares and Prime B shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively. Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B shares. The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the fund. Retail A shares were initially offered on December 14, 1990. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,078.09	1,019.75	5.39	5.24	1.04
Class B	1,000.00	1,000.00	1,074.50	1,016.01	9.26	9.00	1.79
Class C	1,000.00	1,000.00	1,074.40	1,016.01	9.26	9.00	1.79
Class E	1,000.00	1,000.00	1,077.39	1,019.25	5.90	5.74	1.14
Class F	1,000.00	1,000.00	1,074.00	1,016.01	9.26	9.00	1.79
Class G	1,000.00	1,000.00	1,074.40	1,016.26	9.00	8.75	1.74
Class T	1,000.00	1,000.00	1,077.99	1,019.50	5.65	5.49	1.09
Class Z	1,000.00	1,000.00	1,079.98	1,020.99	4.10	3.98	0.79

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the six-month period that ended March 31, 2007, the fund's Class A shares returned 7.81% without sales charge. The fund outperformed both its benchmark, the Russell 1000 Growth Index1, and the average return of its peer group, the Morningstar Large Growth Category2 which returned 7.19% and 6.94%, respectively. Our focus on large-cap companies that we believe have strong competitive positions, high sustainable profits, good balance sheets and above-average earnings growth prospects resulted in strong stock selection in most sectors. Health care was the notable exception.

■  Technology, which represented over 25% of assets, had the biggest impact on returns, as many holdings made modestly positive contributions to performance. In addition, Research in Motion Ltd. (0.5% of net assets), the maker of wireless Blackberry devices, rebounded nicely after resolving patent litigation issues. Consumer discretionary stocks also were winners. Among the standouts were Las Vegas Sands Corp. and GameStop Corp. (1.0% and 1.3% of net assets, respectively). Las Vegas Sands, a casino operator, climbed as investors grew more excited about its prospects in Macau, a developing gaming center in Asia. GameStop, a large electronic game retailer, benefited from strong growth in its business.

■  In health care, a number of modest disappointments weighed on returns. Among the biggest detractors was Medtronic, Inc. (1.4% of net assets), which was pressured by uncertainty over the sales outlook for its implantable cardiac defibrillators. Elsewhere, Dell, Inc. (0.7% of net assets) fell as increased competition hurt its operating margins.

■  We remain optimistic about the prospects for large-cap growth stocks. Valuations remain attractive relative to other areas of the market and to their historical averages. As corporate profit growth slows in the United States, we believe large-cap growth companies with international operations have the potential to attract added investor interest. Going forward, we plan to keep the fund highly diversified across sectors, relying on bottom-up stock selection to drive returns.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Net asset value per share

as of 03/31/07 ($)

Class A	23.61
Class B	22.25
Class C	22.26
Class E	23.60
Class F	22.24
Class G	21.56
Class T	23.46
Class Z	24.08

Distributions declared per share

10/01/06 – 03/31/07 ($)

Class A	0.40
Class B	0.37
Class C	0.37
Class E	0.39
Class F	0.37
Class G	0.37
Class T	0.40
Class Z	0.41

The Fund's Class E and Class F are closed to new investors and new accounts.

Summary

6-month (cumulative) return as of 03/31/07

+7.81%

Class A Shares (without sales charge)

+7.19%

Russell 1000 Growth Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Fund Profile (continued) – Columbia Large Cap Growth Fund

Portfolio Management

Paul J. Berlinguet has managed or co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since October 2003.

Edward P. Hickey has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since November 1998.

Roger R. Sullivan has co-managed the fund since June 2005 and has been with the advisor since January 2005.

Mary-Ann Ward has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since July 1997.

John T. Wilson has co-managed the fund since August 2005 and has been with the advisor since July 2005.

The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance Information – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	24,242	22,855
Class B	22,476	22,476
Class C	22,423	22,423
Class G	22,513	22,513
Class T	24,167	22,784
Class Z	25,036	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class G	1.97
Class T	1.32
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		G		T		Z
Inception	11/25/02		11/25/02		11/25/02		03/04/96		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without	with	without
6-month (cumulative)	10.14	3.79	9.81	4.84	9.76	8.77	9.84	4.87	10.18	3.83	10.32
1-year	17.81	11.03	16.98	11.98	16.94	15.94	17.04	12.04	17.75	10.98	18.15
5-year	7.03	5.78	6.17	5.86	6.12	6.12	6.21	5.73	6.97	5.71	7.33
10-year	9.26	8.62	8.44	8.44	8.41	8.41	8.45	8.45	9.23	8.58	9.61

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A shares or Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between any of the predecessor shares and the newer Classes of shares. The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the fund. Retail A shares were initially offered on September 1, 1988. The returns for Class Z shares include returns of Trust Shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Value Fund were initially offered on September 1, 1998.

Understanding Your Expenses – Columbia Disciplined Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,101.42	1,018.75	6.50	6.24	1.24
Class B	1,000.00	1,000.00	1,098.08	1,015.01	10.41	10.00	1.99
Class C	1,000.00	1,000.00	1,097.58	1,015.01	10.41	10.00	1.99
Class G	1,000.00	1,000.00	1,098.38	1,015.26	10.15	9.75	1.94
Class T	1,000.00	1,000.00	1,101.82	1,018.50	6.76	6.49	1.29
Class Z	1,000.00	1,000.00	1,103.22	1,020.00	5.19	4.99	0.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the six-month period ended March 31, 2007, the fund's Class A shares returned 10.14% without sales charge. The fund outperformed both its benchmark, the Russell 1000 Value Index, which returned 9.34%1, and the 8.90% average return of its peer group, the Lipper Multi-Cap Value Classification average.2

■  Financials, industrials and utilities accounted for the fund's outperformance relative to the index. In the financials sector, we did not own the stock of Bank of America, due to the affiliation of Columbia Funds with Bank of America. This aided performance during this reporting period because Bank of America shares, which are included in the fund's benchmark, were down 3.0%.3 Selected industrial stocks were particularly strong, including Terex Corp. and Cummins, Inc. (0.5% and 1.3% of net assets, respectively). Divestitures, improved operating efficiencies and expectations for an extended economic cycle propelled both stocks. In the utilities sector, Mirant Corp. (2.4% of net assets) advanced 48% as tight supplies and anticipation of a corporate restructuring boosted the stock.

■  Selected telecommunications services and consumer staples positions detracted from the fund's return. We had less exposure than the index to AT&T, Inc. (1.1% of net assets), which advanced 25% on expectations for accelerated earnings growth. We had more exposure than the index to Kraft Foods, Inc. (1.1% of net assets), which slipped nearly 10% as investors expressed skepticism about the company's ability to make any marked improvement in its business operations.

1Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3As of 3/31/07, Bank of America represented 3.30% of the Russell 1000 Value Index.

Net asset value per share

as of 03/31/07 ($)

Class A	15.69
Class B	14.89
Class C	14.85
Class G	14.89
Class T	15.70
Class Z	16.05

Distributions declared per share

10/01/06 – 03/31/07 ($)

Class A	1.56
Class B	1.50
Class C	1.50
Class G	1.50
Class T	1.55
Class Z	1.58

Summary

6-month (cumulative) return as of 03/31/07

+10.14%

Class A shares (without sales charge)

+9.34%

Russell 1000 Value Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Fund Profile (continued) – Columbia Disciplined Value Fund

Portfolio Management

Vikram Kuriyan has managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Performance Information – Columbia Common Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	19,048	17,953
Class B	17,874	17,874
Class C	17,886	17,886
Class G	17,577	17,577
Class T	18,874	17,789
Class Z	19,476	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Common Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class G	1.96
Class T	1.31
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Average annual total return as of 03/31/07(%)

Share class	A		B		C		G		T		Z
Inception	11/01/98		11/01/98		12/09/02		03/04/96		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without	with	without
6-month (cumulative)	8.54	2.27	8.16	3.19	8.15	7.16	8.16	3.19	8.51	2.28	8.74
1- year	10.83	4.45	9.96	4.96	9.96	8.96	9.98	4.98	10.73	4.40	11.10
5-year	4.85	3.62	4.07	3.72	4.08	4.08	4.06	3.54	4.78	3.56	5.13
10-year	6.66	6.03	5.98	5.98	5.99	5.99	5.80	5.80	6.56	5.93	6.89

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares and Prime B shares, respectively, and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A or Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class T and Class G shares were initially offered by the fund. Retail A shares were initially offered on February 12, 1993.The returns for Class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

Understanding Your Expenses – Columbia Common Stock Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,085.42	1,019.25	5.93	5.74	1.14
Class B	1,000.00	1,000.00	1,081.58	1,015.51	9.81	9.50	1.89
Class C	1,000.00	1,000.00	1,081.48	1,015.51	9.81	9.50	1.89
Class G	1,000.00	1,000.00	1,081.58	1,015.76	9.55	9.25	1.84
Class T	1,000.00	1,000.00	1,085.12	1,019.00	6.19	5.99	1.19
Class Z	1,000.00	1,000.00	1,087.41	1,020.49	4.63	4.48	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Common Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the six-month period that ended March 31, 2007, the fund's Class A shares returned 8.54% without sales charge. It outperformed its benchmark, the Russell 1000 Index1, which returned 8.25%, and the average return of its peer group, the Morningstar Large Blend Category, which was 7.88%.2 Favorable stock selection enabled the fund to outperform its competitive benchmark and peer group average.

■  The fund's investments in the consumer discretionary sector aided results for the period. Urban Outfitters, Inc. and Coach, Inc. (0.8% and 1.3% of net assets, respectively) each gained almost 50% during the six months. Within health care, the fund benefited from positions in orthopedic companies, Zimmer Holdings, Inc. and Stryker Corp. (1.8% and 1.1% of net assets, respectively), even though a guarded outlook for the major pharmaceutical manufacturers caused the sector, as a whole, to underperform.

■  Elsewhere in the portfolio, a decision to emphasize information technology was a disappointment as the sector was one of the period's weakest performers. In addition, we missed opportunity in the materials and utilities sectors, where the fund had less exposure than the index. Both sectors advanced more than 20%.

■  As we enter the later stages of what has been a prolonged economic uptrend, we expect corporate profit margins to come under pressure. As a result, we have shifted our focus to companies and sectors that we believe can exhibit solid growth even as the economy as a whole begins to decelerate. We believe our emphasis on health care, selected financials and consumer staples is consistent with that outlook.

Portfolio Management

Guy Pope has managed or co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

1The Russell 1000 Index tracks the performance of 1000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. If is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The Morningstar information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Net asset value per share

as of 03/31/07 ($)

Class A	14.05
Class B	13.34
Class C	13.35
Class G	13.21
Class T	13.96
Class Z	14.12

Distributions declared per share

10/01/06 – 03/31/07 ($)

Class A	1.17
Class B	1.17
Class C	1.17
Class G	1.17
Class T	1.17
Class Z	1.20

Summary

6-month (cumulative) return as of 03/31/07

+8.54%

Class A shares (without sales charge)

+8.25%

Russell 1000 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Small Cap Core Fund

Annual operating expense ratio (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class G	1.92
Class T	1.27
Class Z	0.97

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

The Fund is closed to new investors and new accounts.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	36,223	34,150
Class B	33,925	33,925
Class C	33,953	33,953
Class G	33,768	33,768
Class T	35,741	33,696
Class Z	37,173	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 03/31/07(%)

Share class	A		B		C		G		T		Z
Inception	11/01/98		11/01/98		11/18/02		11/01/98		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without	with	without
6- month (cumulative)	10.30	3.97	9.91	5.02	9.90	8.92	9.94	5.05	10.24	3.91	10.49
1- year	7.04	0.88	6.22	1.49	6.27	5.32	6.33	1.61	7.01	0.84	7.37
5-year	11.06	9.75	10.20	9.92	10.21	10.21	10.21	9.80	10.98	9.67	11.37
10-year	13.74	13.07	12.99	12.99	13.00	13.00	12.94	12.94	13.58	12.92	14.03

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

On October 7, 2005, Columbia Small Cap Fund was renamed Columbia Small Cap Core Fund. Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering Class A, B, C, G, T and Z shares. The returns for Class A and B shares include returns of Prime A shares and Retail A shares (for Class A shares) and Prime B shares and Retail A shares (for Class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class A and Class B shares. Class C share performance information includes returns of Retail B shares and Retail A shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class C shares. The returns for Class G and T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. The returns shown for Class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Cap Value Fund (November 1, 1998). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A shares. The returns for Class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002, and returns of Trust shares of the Small Cap portfolio of The Shawmut Funds, the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

Understanding Your Expenses – Columbia Small Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,103.02	1,018.90	6.34	6.09	1.21
Class B	1,000.00	1,000.00	1,099.08	1,015.16	10.26	9.85	1.96
Class C	1,000.00	1,000.00	1,098.98	1,015.16	10.26	9.85	1.96
Class G	1,000.00	1,000.00	1,099.38	1,015.41	10.00	9.60	1.91
Class T	1,000.00	1,000.00	1,102.42	1,018.65	6.60	6.34	1.26
Class Z	1,000.00	1,000.00	1,104.91	1,020.14	5.04	4.84	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Small Cap Core Fund

Net asset value per share

as of 03/31/07 ($)

Class A	19.48
Class B	18.32
Class C	18.34
Class G	18.15
Class T	19.26
Class Z	19.78

Distributions declared per share

10/01/06 – 03/31/07 ($)

Class A	2.21
Class B	2.21
Class C	2.21
Class G	2.21
Class T	2.21
Class Z	2.21

The Fund is closed to new investors and new accounts.

Summary

6 month (cumulative) return as of 03/31/07

+10.30%

Class A shares (without sales charge)

+11.02%

Russell 2000 Index

+11.30%

S&P Small Cap 600 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the six-month period that ended March 31, 2007, the fund's Class A shares returned 10.30% without sales charge. The fund's benchmark, the S&P SmallCap 600 Index and the Russell 2000 Index returned 11.30% and 11.02%, respectively, for the same period.1 The average return of the fund's peer group, the Morningstar Small Blend Category, was 11.51%.2

■  Technology holdings held back results. One of the fund's largest holdings, Benchmark Electronics, Inc. (1.9% of net assets), was responsible for about a third of its underperformance relative to the benchmark. A disappointing earnings forecast, which resulted from general weakness among companies that provide electronics manufacturing services, led to its decline. However, the stock remains in the portfolio, because we believe it is attractively valued and that this setback is temporary. In the health care sector, Invacare Corp., a medical equipment manufacturer, and Res-Care, Inc., a provider of therapeutic services for people with disabilities, disappointed because of weaker-than-expected earnings (0.7% and 1.4% of net assets, respectively).

■  An underweight in the financial sector and strong individual stock performance aided the fund's return relative to the index. Three of the fund's top stocks were insurance companies that benefited from being acquired: Bristol West Holdings, Inc., Hub International Ltd. and Direct General Corp. Certain industrials stocks bounced back after concerns about slowing economic growth and weaker earnings had hurt share prices, including Armor Holdings, Inc., which supplies armor plating for military vehicles, among other products, and FTI Consulting, Inc., a management consulting firm (2.2% and 1.2% of net assets, respectively). Individual consumer discretionary stocks also aided results, with retailer Buckle, Inc. and Unifirst Corp., a provider of uniforms and protective gear, leading the fund's holdings in that sector (0.7% and 1.0% of net assets, respectively).

■  At the beginning of 2007, we adopted a systematic, model-based strategy to help select stocks for a relatively small portion of the fund's assets. This stock selection process incorporates factors that we believe can help us identify companies with characteristics that historically have generated long-term returns that have exceeded the benchmark. We believe this stock-selection process has the potential to help us identify companies that have a greater growth orientation. We plan to continue to manage the balance of the portfolio using our existing process, which focuses on earnings, balance sheet variables and management quality, among other factors.

1The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Fund Profile (continued) – Columbia Small Cap Core Fund

Portfolio Management

Peter Larson is the lead manager for the fund. He has managed the fund since 1992 and has been with the advisor or its predecessors or affiliate organizations since 1963.

Richard D'Auteuil has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Allyn Seymour has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Alfred F. Alley has co-managed the fund since January 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Investment Portfolio – Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks – 60.7%

	Shares	Value ($)
Consumer Discretionary – 6.9%
Auto Components – 0.3%
American Axle & Manufacturing Holdings, Inc.	580	15,863
BorgWarner, Inc.	1,060	79,946
Continental AG	2,250	290,828
Denso Corp.	9,200	341,955
Johnson Controls, Inc.	700	66,234
Modine Manufacturing Co.	600	13,740
Stanley Electric Co., Ltd.	11,800	239,825
Auto Components Total		1,048,391
Automobiles – 0.3%
Ford Motor Co.	6,700	52,863
Harley-Davidson, Inc.	1,230	72,263
Suzuki Motor Corp.	10,000	259,674
Toyota Motor Corp.	11,500	736,804
Automobiles Total		1,121,604
Distributors – 0.0%
Building Materials Holding Corp.	680	12,315
Distributors Total		12,315
Diversified Consumer Services – 0.2%
Capella Education Co. (a)	760	25,491
Regis Corp.	360	14,533
Sotheby's (b)	11,434	508,584
Steiner Leisure Ltd. (a)	957	43,046
Strayer Education, Inc.	745	93,125
Diversified Consumer Services Total		684,779
Hotels, Restaurants & Leisure – 1.0%
Ambassadors Group, Inc.	810	26,924
Bob Evans Farms, Inc.	520	19,214
Brinker International, Inc.	1,305	42,674
California Pizza Kitchen, Inc. (a)	960	31,574
Darden Restaurants, Inc.	860	35,423
Genting Bhd	18,400	211,540
Hilton Hotels Corp.	3,170	113,993
International Game Technology, Inc.	2,200	88,836
Landry's Restaurants, Inc.	700	20,720
Las Vegas Sands Corp. (a)(b)	8,796	761,822
McDonald's Corp.	16,420	739,721
Multimedia Games, Inc. (a)	814	9,687
Pinnacle Entertainment, Inc. (a)	1,551	45,088
Ruth's Chris Steak House (a)	2,509	51,083
Scientific Games Corp., Class A (a)	2,900	95,207
Starwood Hotels & Resorts Worldwide, Inc.	13,500	875,475
Vail Resorts, Inc. (a)	190	10,323
WMS Industries, Inc. (a)	1,180	46,303

	Shares	Value ($)
Wynn Resorts Ltd.	700	66,402
Yum! Brands, Inc.	1,220	70,467
Hotels, Restaurants & Leisure Total		3,362,476
Household Durables – 1.1%
American Greetings Corp., Class A	1,390	32,262
Centex Corp. (b)	11,680	487,990
CSS Industries, Inc.	330	12,368
Ethan Allen Interiors, Inc.	410	14,489
Furniture Brands International, Inc.	1,060	16,727
Harman International Industries, Inc.	420	40,354
JM AB	10,200	351,306
Kimball International, Inc., Class B	860	16,581
Lennar Corp., Class A	10,600	447,426
Makita Corp.	4,700	174,296
Matsushita Electric Industrial Co., Ltd.	18,000	362,780
Newell Rubbermaid, Inc.	26,050	809,894
Sony Corp., ADR	17,500	883,575
Standard Pacific Corp.	1,250	26,088
Tempur-Pedic International, Inc.	1,885	48,991
Household Durables Total		3,725,127
Internet & Catalog Retail – 0.0%
Priceline.com, Inc. (a)	1,220	64,977
Internet & Catalog Retail Total		64,977
Leisure Equipment & Products – 0.2%
Brunswick Corp.	1,100	35,035
FUJIFILM Holdings Corp.	9,400	384,487
Hasbro, Inc.	1,900	54,378
Nikon Corp.	7,000	147,615
Polaris Industries, Inc.	1,020	48,940
Leisure Equipment & Products Total		670,455
Media – 1.1%
4Kids Entertainment, Inc. (a)	750	14,190
Comcast Corp., Class A (a)	14,150	367,192
Dow Jones & Co., Inc.	1,400	48,258
EchoStar Communications Corp., Class A (a)	1,130	49,076
Getty Images, Inc. (a)	490	23,829
Grupo Televisa SA, ADR	2,440	72,712
Lamar Advertising Co., Class A (a)	8,650	544,690
National CineMedia, Inc. (a)	980	26,166
NET Servicos de Comunicacao SA, ADR	1,480	19,995
News Corp., Class A	26,400	610,368
Regal Entertainment Group, Class A	4,270	84,845
Time Warner, Inc.	54,100	1,066,852

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Viacom, Inc., Class B (a)	13,200	542,652
Vivendi SA	12,115	492,312
XM Satellite Radio Holdings, Inc., Class A (a)	1,560	20,155
Media Total		3,983,292
Multiline Retail – 1.2%
99 Cents Only Stores (a)	730	10,753
Federated Department Stores, Inc.	26,180	1,179,409
J.C. Penney Co., Inc.	10,310	847,070
Nordstrom, Inc.	17,000	899,980
Target Corp.	19,800	1,173,348
Multiline Retail Total		4,110,560
Specialty Retail – 1.2%
Abercrombie & Fitch Co., Class A	450	34,056
Aeropostale, Inc. (a)	1,440	57,931
America's Car-Mart, Inc. (a)	1,481	19,786
Autozone, Inc. (a)	250	32,035
Borders Group, Inc.	520	10,618
Chico's FAS, Inc. (a)	2,160	52,769
GameStop Corp., Class A (a)	34,010	1,107,706
Hibbett Sporting Goods, Inc. (a)	1,130	32,307
Home Depot, Inc.	10,000	367,400
J Crew Group, Inc. (a)	12,758	512,489
Limited Brands, Inc.	36,700	956,402
Men's Wearhouse, Inc.	1,170	55,048
Monro Muffler, Inc.	650	22,815
New York & Co., Inc. (a)	3,880	61,265
Office Depot, Inc. (a)	890	31,275
Payless Shoesource, Inc. (a)	510	16,932
Rent-A-Center, Inc. (a)	800	22,384
TJX Companies, Inc.	3,200	86,272
United Retail Group, Inc. (a)	730	8,775
Urban Outfitters, Inc. (a)	22,820	604,958
Zale Corp. (a)	530	13,981
Zumiez, Inc. (a)	975	39,117
Specialty Retail Total		4,146,321
Textiles, Apparel & Luxury Goods – 0.3%
Carter's, Inc. (a)	2,000	50,680
Coach, Inc. (a)	3,830	191,692
CROCS, Inc. (a)	560	26,460
Delta Apparel, Inc.	480	8,352
Hampshire Group Ltd. (a)	881	14,184
Hartmarx Corp. (a)	1,633	12,084
K-Swiss, Inc., Class A	400	10,808
Nisshinbo Industries, Inc.	26,000	325,883
Phillips-Van Heusen Corp.	1,270	74,676
Polo Ralph Lauren Corp.	5,430	478,654
Stride Rite Corp.	780	12,004

	Shares	Value ($)
Wolverine World Wide, Inc.	930	26,570
Textiles, Apparel & Luxury Goods Total		1,232,047
Consumer Discretionary Total		24,162,344
Consumer Staples – 5.0%
Beverages – 1.1%
Coca-Cola Co.	23,400	1,123,200
Diageo PLC, ADR	10,651	862,198
Fomento Economico Mexicano SAB de CV, ADR	6,935	765,555
Heineken NV	7,688	402,174
Pepsi Bottling Group, Inc.	4,180	133,300
PepsiCo, Inc.	11,700	743,652
Beverages Total		4,030,079
Food & Staples Retailing – 0.8%
Andersons, Inc.	1,020	45,288
BJ's Wholesale Club, Inc. (a)	480	16,238
CVS Corp.	17,600	600,864
Kesko Oyj, Class B	4,609	245,846
Kroger Co.	29,920	845,240
Massmart Holdings Ltd.	26,747	310,995
Metro, Inc., Class A	9,321	294,687
Sysco Corp.	10,900	368,747
Weis Markets, Inc.	770	34,419
Whole Foods Market, Inc.	300	13,455
Food & Staples Retailing Total		2,775,779
Food Products – 0.8%
American Italian Pasta Co., Class A	232	2,436
Archer-Daniels-Midland Co.	23,000	844,100
Campbell Soup Co.	1,010	39,339
China Milk Products Group Ltd. (a)	175,000	145,338
Dean Foods Co.	3,120	145,829
Flowers Foods, Inc.	574	17,317
Fresh Del Monte Produce, Inc.	933	18,707
H.J. Heinz Co.	1,310	61,727
Hershey Co.	1,760	96,202
J & J Snack Foods Corp.	428	16,902
Kraft Foods, Inc., Class A (b)	14,200	449,572
Lancaster Colony Corp.	460	20,327
Lance, Inc.	620	12,549
Maui Land & Pineapple Co., Inc. (a)	420	15,183
McCormick & Co., Inc.	1,490	57,395
Ralcorp Holdings, Inc. (a)	370	23,791
Smithfield Foods, Inc. (a)	1,300	38,935
Toyo Suisan Kaisha Ltd.	11,000	216,565
Tyson Foods, Inc., Class A	25,900	502,719
Food Products Total		2,724,933

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Household Products – 0.6%
Clorox Co.	1,400	89,166
Colgate-Palmolive Co.	18,900	1,262,331
Procter & Gamble Co.	11,900	751,604
Household Products Total		2,103,101
Personal Products – 0.6%
Avon Products, Inc.	48,960	1,824,250
Bare Escentuals, Inc. (a)	1,420	50,935
Estee Lauder Companies, Inc., Class A	2,210	107,959
Physicians Formula Holdings, Inc. (a)	1,040	19,635
Personal Products Total		2,002,779
Tobacco – 1.1%
Altria Group, Inc.	22,826	2,004,351
Imperial Tobacco Group PLC	6,993	313,067
Loews Corp. - Carolina Group	19,300	1,459,273
UST, Inc.	650	37,687
Tobacco Total		3,814,378
Consumer Staples Total		17,451,049
Energy – 6.0%
Energy Equipment & Services – 1.5%
BJ Services Co.	2,190	61,101
Cameron International Corp. (a)	590	37,046
Complete Production Services, Inc. (a)	352	7,008
Diamond Offshore Drilling, Inc.	530	42,904
Dril-Quip, Inc. (a)	980	42,415
ENSCO International, Inc.	8,030	436,832
FMC Technologies, Inc. (a)	810	56,506
GlobalSantaFe Corp.	740	45,643
Grant Prideco, Inc. (a)	840	41,866
Grey Wolf, Inc. (a)	2,390	16,013
Halliburton Co. (b)	23,604	749,191
Horizon Offshore, Inc. (a)	136	1,967
Lone Star Technologies, Inc. (a)	302	19,941
Lufkin Industries, Inc.	552	31,011
National Oilwell Varco, Inc. (a)	7,135	555,032
Oil States International, Inc. (a)	300	9,627
Rowan Companies, Inc.	1,875	60,881
Schlumberger Ltd.	5,748	397,187
Subsea 7, Inc. (a)	6,100	115,912
Superior Energy Services, Inc. (a)	1,353	46,638
Superior Well Services, Inc. (a)	180	4,113
Technip SA, ADR	700	51,030
Tetra Technologies, Inc. (a)	1,154	28,515
TGS Nopec Geophysical Co. ASA (a)	16,400	379,086
Tidewater, Inc.	1,000	58,580

	Shares	Value ($)
Transocean, Inc. (a)	11,500	939,550
TriCo Marine Services, Inc. (a)	601	22,393
Universal Compression Holdings, Inc. (a)	430	29,102
Weatherford International Ltd. (a)	22,800	1,028,280
Energy Equipment & Services Total		5,315,370
Oil, Gas & Consumable Fuels – 4.5%
Alpha Natural Resources, Inc. (a)	710	11,097
Arena Resources, Inc. (a)	940	47,113
Aurora Oil & Gas Corp. (a)	1,800	4,698
Berry Petroleum Co., Class A	1,500	45,990
Bill Barrett Corp. (a)	930	30,141
Bois d'Arc Energy, Inc. (a)	560	7,409
BP PLC, ADR	8,494	549,987
Cameco Corp.	920	37,665
Carrizo Oil & Gas, Inc. (a)	1,270	44,399
Chesapeake Energy Corp.	1,710	52,805
Comstock Resources, Inc. (a)	250	6,845
ConocoPhillips	15,138	1,034,682
Denbury Resources, Inc. (a)	2,670	79,539
Devon Energy Corp.	10,300	712,966
Exxon Mobil Corp.	35,975	2,714,314
Harvest Natural Resources, Inc. (a)	1,410	13,733
Helix Energy Solutions Group, Inc. (a)	1,190	44,375
Hess Corp.	30,275	1,679,354
Newfield Exploration Co. (a)	14,000	583,940
Nordic American Tanker Shipping	475	17,219
Occidental Petroleum Corp.	25,900	1,277,129
Peabody Energy Corp.	15,650	629,756
PetroChina Co., Ltd., Class H	282,000	334,206
Petroplus Holdings AG (a)	764	54,385
Range Resources Corp.	2,520	84,168
Royal Dutch Shell PLC, Class A	3,617	120,361
Royal Dutch Shell PLC, Class B	13,388	445,504
Southwestern Energy Co. (a)	12,751	522,536
Statoil ASA	10,550	287,255
Stone Energy Corp. (a)	330	9,798
Sunoco, Inc.	510	35,924
Swift Energy Co. (a)	220	9,189
Tesoro Corp.	700	70,301
Total SA	11,280	790,337
Valero Energy Corp.	20,100	1,296,249
Western Refining, Inc.	432	16,857
Williams Companies, Inc. (a)	26,700	759,882
World Fuel Services Corp.	1,000	46,260
XTO Energy, Inc.	12,320	675,259
Yanzhou Coal Mining Co., Ltd., Class H	286,000	273,793
Oil, Gas & Consumable Fuels Total		15,457,420
Energy Total		20,772,790

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials – 12.9%
Capital Markets – 2.3%
Affiliated Managers Group, Inc. (a)	1,370	148,440
Credit Suisse Group, Registered Shares	5,975	428,770
Daiwa Securities Group, Inc.	19,000	229,438
Deutsche Bank AG, Registered Shares (b)	4,025	541,524
Deutsche Bank AG, Registered Shares	3,755	505,825
E*TRADE Financial Corp. (a)	1,630	34,589
GFI Group, Inc. (a)	1,060	72,048
Goldman Sachs Group, Inc.	3,700	764,531
HFF, Inc. (a)	504	7,560
Investment Technology Group, Inc. (a)	790	30,968
Lazard Ltd., Class A	1,020	51,184
Merrill Lynch & Co., Inc.	34,732	2,836,563
Piper Jaffray Companies, Inc. (a)	360	22,298
State Street Corp.	33,500	2,169,125
T. Rowe Price Group, Inc.	2,080	98,155
Thomas Weisel Partners Group, Inc. (a)	722	13,732
UBS AG, Registered Shares	2,914	173,140
Waddell & Reed Financial, Inc., Class A	560	13,059
Capital Markets Total		8,140,949
Commercial Banks – 4.8%
Alabama National Bancorporation	220	15,578
Australia & New Zealand Banking Group Ltd.	9,703	233,166
BancFirst Corp.	286	13,256
Banco Bilbao Vizcaya Argentaria SA	27,438	673,683
Banco Santander Central Hispano SA	38,555	688,089
BancTrust Financial Group, Inc.	698	14,770
Bank of Granite Corp.	998	17,884
Bank of Hawaii Corp.	1,400	74,242
Bank of Ireland	16,905	364,708
Barclays PLC	46,543	660,361
Barclays PLC, ADR (b)	12,400	706,056
BNP Paribas	5,176	540,634
Bryn Mawr Bank Corp.	677	15,673
Bumiputra-Commerce Holdings Bhd	60,400	173,819
Capitol Bancorp Ltd.	565	20,820
Central Pacific Financial Corp.	400	14,628
Chemical Financial Corp.	720	21,449
Citizens Banking Corp.	820	18,171

	Shares	Value ($)
City Holding Co.	320	12,944
City National Corp.	1,300	95,680
Columbia Banking System, Inc.	1,130	38,115
Comerica, Inc.	1,900	112,328
Community Trust Bancorp, Inc.	438	15,869
Cullen/Frost Bankers, Inc.	1,400	73,262
Depfa Bank PLC	15,331	273,816
East West Bancorp, Inc.	703	25,849
First Citizens BancShares, Inc., Class A	73	14,673
First Financial Corp.	530	16,404
First Midwest Bancorp, Inc.	640	23,520
First National Bank of Alaska (c)	6	12,960
HBOS PLC	18,861	388,600
HSBC Holdings PLC	28,825	504,553
Industrial Bank of Korea	10,760	215,589
KeyCorp	2,500	93,675
Marshall & Ilsley Corp.	18,308	847,843
Mass Financial Corp., Class A (a)	1,750	4,900
Mega Financial Holding Co., Ltd.	223,000	145,558
Merchants Bancshares, Inc.	580	13,276
Mitsubishi UFJ Financial Group, Inc.	18	203,157
Mizuho Financial Group, Inc.	19	122,378
Northrim BanCorp, Inc.	561	16,578
Park National Corp.	113	10,664
PNC Financial Services Group, Inc.	14,646	1,054,073
S&T Bancorp, Inc.	537	17,742
Sandy Spring Bancorp, Inc.	340	11,778
Societe Generale	3,092	534,356
South Financial Group, Inc.	670	16,562
Sterling Bancorp NY	790	14,299
Sterling Bancshares, Inc.	1,725	19,285
Sterling Financial Corp.	410	12,788
Sumitomo Mitsui Financial Group, Inc.	30	272,403
Sumitomo Trust & Banking Co., Ltd.	10,000	104,294
SunTrust Banks, Inc.	6,854	569,156
Susquehanna Bancshares, Inc.	840	19,480
SVB Financial Group (a)	1,300	63,167
Swedbank AB, Class A	7,200	252,105
Taylor Capital Group, Inc.	540	18,900
TCF Financial Corp.	2,900	76,444
TriCo Bancshares	274	6,486
Trustmark Corp.	400	11,216
U.S. Bancorp (b)	49,039	1,714,894
UMB Financial Corp.	730	27,565
United Overseas Bank Ltd.	33,000	456,778
Wachovia Corp.	28,879	1,589,789

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Wells Fargo & Co.	47,066	1,620,482
Westpac Banking Corp.	16,485	351,457
Whitney Holding Corp.	860	26,299
Zions Bancorporation	1,825	154,249
Commercial Banks Total		16,565,225
Consumer Finance – 0.1%
Advance America Cash Advance Centers, Inc.	1,940	29,857
Advanta Corp., Class B	530	23,235
Cash America International, Inc.	1,010	41,410
First Cash Financial Services, Inc. (a)	2,950	65,726
ORIX Corp.	1,080	281,364
Consumer Finance Total		441,592
Diversified Financial Services – 2.0%
Chicago Mercantile Exchange Holdings, Inc., Class A	98	52,181
CIT Group, Inc.	16,500	873,180
Citigroup, Inc.	47,152	2,420,784
Financial Federal Corp.	332	8,738
Fortis	8,776	400,824
ING Groep NV	11,403	482,115
IntercontinentalExchange, Inc. (a)	310	37,885
International Securities Exchange Holdings, Inc.	270	13,176
JPMorgan Chase & Co.	51,403	2,486,877
Medallion Financial Corp.	1,578	18,052
Nymex Holdings, Inc. (a)	380	51,589
Diversified Financial Services Total		6,845,401
Insurance – 2.6%
ACE Ltd.	10,700	610,542
Ambac Financial Group, Inc.	20,595	1,779,202
American International Group, Inc.	16,155	1,085,939
American Physicians Capital, Inc. (a)	505	20,240
Aviva PLC	19,210	282,951
Axis Capital Holdings Ltd.	10,194	345,169
Baldwin & Lyons, Inc., Class B	550	13,997
Baloise Holding AG, Registered Shares	3,320	345,620
CNA Surety Corp. (a)	1,050	22,155
Commerce Group, Inc.	800	24,032
Delphi Financial Group, Inc., Class A	770	30,977
Genworth Financial, Inc., Class A	24,400	852,536
Harleysville Group, Inc.	420	13,646
Hartford Financial Services Group, Inc.	6,752	645,356
Horace Mann Educators Corp.	1,151	23,653
KMG America Corp. (a)	2,878	13,325

	Shares	Value ($)
Loews Corp.	1,800	81,774
Milano Assicurazioni SpA	28,305	244,450
National Western Life Insurance Co., Class A	57	13,954
Navigators Group, Inc. (a)	724	36,323
Old Republic International Corp.	3,287	72,708
Phoenix Companies, Inc.	1,600	22,208
Platinum Underwriters Holdings Ltd.	1,600	51,328
ProAssurance Corp. (a)	711	36,368
ProCentury Corp.	1,322	30,670
Prudential Financial, Inc.	14,700	1,326,822
RLI Corp.	376	20,654
Security Capital Assurance Ltd.	900	25,407
Swiss Reinsurance, Registered Shares	3,677	335,882
United America Indemnity Ltd., Class A (a)	1,040	24,128
W.R. Berkley Corp.	16,900	559,728
Insurance Total		8,991,744
Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities, Inc.	759	76,181
Archstone-Smith Trust	6,696	363,459
Boston Properties, Inc.	550	64,570
CapitalSource, Inc.	2,230	56,040
Colonial Properties Trust	340	15,528
Corporate Office Properties Trust	230	10,506
Crescent Real Estate Equities Co.	1,230	24,674
Equity One, Inc.	560	14,840
Equity Residential Property Trust	1,000	48,230
Franklin Street Properties Corp.	1,174	22,517
General Growth Properties, Inc.	12,310	794,857
Getty Realty Corp.	620	17,819
Healthcare Realty Trust, Inc.	640	23,872
Highland Hospitality Corp.	1,220	21,716
Home Properties, Inc.	254	13,414
iStar Financial, Inc.	1,520	71,181
Lexington Corporate Properties Trust	1,005	21,236
Mid-America Apartment Communities, Inc.	230	12,940
Plum Creek Timber Co., Inc.	12,647	498,545
Potlatch Corp.	490	22,432
ProLogis	6,700	435,031
Strategic Hotels & Resorts, Inc.	720	16,466
Sun Communities, Inc.	560	17,371
Universal Health Realty Income Trust	440	15,730

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Urstadt Biddle Properties, Inc., Class A	920	17,995
Washington Real Estate Investment Trust	620	23,200
Real Estate Investment Trusts (REITs) Total		2,720,350
Real Estate Management & Development – 0.1%
CB Richard Ellis Group, Inc., Class A (a)	1,230	42,042
Jones Lang LaSalle, Inc.	750	78,210
Swire Pacific Ltd., Class A	25,000	280,444
Yanlord Land Group Ltd. (a)	78,000	119,276
Real Estate Management & Development Total		519,972
Thrifts & Mortgage Finance – 0.2%
Corus Bankshares, Inc.	1,205	20,558
IndyMac Bancorp, Inc.	840	26,922
PMI Group, Inc.	1,500	67,830
TrustCo Bank Corp. NY	1,240	11,879
Washington Federal, Inc.	450	10,557
Washington Mutual, Inc.	11,600	468,408
Thrifts & Mortgage Finance Total		606,154
Financials Total		44,831,387
Health Care – 7.2%
Biotechnology – 0.5%
Applera Corp. - Celera Group (a)	1,170	16,614
BioMarin Pharmaceuticals, Inc. (a)	1,500	25,890
Celgene Corp. (a)	11,600	608,536
Cephalon, Inc. (a)	560	39,878
Digene Corp. (a)	1,080	45,803
Genentech, Inc. (a)	6,500	533,780
ImClone Systems, Inc. (a)	270	11,008
Isis Pharmaceuticals, Inc. (a)	26,300	243,801
Lifecell Corp. (a)	1,490	37,205
MedImmune, Inc. (a)	1,210	44,032
Metabolix, Inc. (a)	697	11,591
Omrix Biopharmaceuticals, Inc. (a)	1,110	42,480
OSI Pharmaceuticals, Inc. (a)	450	14,850
Regeneron Pharmaceuticals, Inc. (a)	1,470	31,781
Senomyx, Inc. (a)	1,500	18,570
Theravance, Inc. (a)	640	18,880
Vertex Pharmaceuticals, Inc. (a)	737	20,665
Biotechnology Total		1,765,364
Health Care Equipment & Supplies – 1.0%
Analogic Corp.	230	14,462
Beckman Coulter, Inc.	1,300	83,057
Cytyc Corp. (a)	20,590	704,384
Dade Behring Holdings, Inc.	1,000	43,850
DJO, Inc. (a)	1,490	56,471

	Shares	Value ($)
Gen-Probe, Inc. (a)	740	34,839
Greatbatch, Inc. (a)	408	10,404
Haemonetics Corp. (a)	860	40,205
Hologic, Inc. (a)	1,911	110,150
Hospira, Inc. (a)	1,950	79,755
Intuitive Surgical, Inc. (a)	370	44,981
Kinetic Concepts, Inc. (a)	470	23,801
Kyphon, Inc. (a)	940	42,432
Medtronic, Inc.	20,700	1,015,542
Mentor Corp.	816	37,536
Meridian Bioscience, Inc.	1,900	52,744
ResMed, Inc. (a)	1,046	52,687
St. Jude Medical, Inc. (a)	1,620	60,928
STERIS Corp.	1,080	28,685
Varian Medical Systems, Inc. (a)	1,087	51,839
Viasys Healthcare, Inc. (a)	370	12,576
Vital Signs, Inc.	180	9,356
West Pharmaceutical Services, Inc.	300	13,929
Zimmer Holdings, Inc. (a)	11,200	956,592
Health Care Equipment & Supplies Total		3,581,205
Health Care Providers & Services – 1.8%
Aetna, Inc.	12,120	530,735
Amedisys, Inc. (a)	5	162
AMN Healthcare Services, Inc. (a)	1,050	23,751
CIGNA Corp. (b)	4,100	584,906
Community Health Systems, Inc. (a)	1,500	52,875
Coventry Health Care, Inc. (a)	670	37,553
Cross Country Healthcare, Inc. (a)	1,000	18,230
DaVita, Inc. (a)	1,190	63,451
Express Scripts, Inc. (a)	860	69,419
Gentiva Health Services, Inc. (a)	1,050	21,178
Henry Schein, Inc. (a)	880	48,558
Hooper Holmes, Inc. (a)	1,710	7,644
Humana, Inc. (a)	740	42,935
Kindred Healthcare, Inc. (a)	920	30,158
Laboratory Corp. of America Holdings (a)	11,270	818,540
Manor Care, Inc.	870	47,293
McKesson Corp.	29,770	1,742,736
Medco Health Solutions, Inc. (a)	790	57,299
Owens & Minor, Inc.	500	18,365
Pediatrix Medical Group, Inc. (a)	2,080	118,685
Psychiatric Solutions, Inc. (a)	2,134	86,022
Quest Diagnostics, Inc.	1,268	63,235
RehabCare Group, Inc. (a)	440	6,983
Res-Care, Inc. (a)	1,030	18,025
Symbion, Inc. (a)	2,690	52,751
U.S. Physical Therapy, Inc. (a)	610	8,491
UnitedHealth Group, Inc.	22,300	1,181,231
Universal Health Services, Inc., Class B	700	40,082

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
WellPoint, Inc. (a)	4,900	397,390
Health Care Providers & Services Total		6,188,683
Health Care Technology – 0.0%
IMS Health, Inc.	880	26,101
Health Care Technology Total		26,101
Life Sciences Tools & Services – 0.7%
Bio-Rad Laboratories, Inc., Class A (a)	280	19,555
Covance, Inc. (a)	500	29,670
Dionex Corp. (a)	1,000	68,110
Exelixis, Inc. (a)	2,220	22,067
ICON PLC, ADR (a)	940	40,044
Illumina, Inc. (a)	633	18,547
Invitrogen Corp. (a)	400	25,460
Millipore Corp. (a)	700	50,729
Nektar Therapeutics (a)	2,170	28,340
PAREXEL International Corp. (a)	770	27,697
Pharmaceutical Product Development, Inc.	1,210	40,765
Thermo Fisher Scientific, Inc. (a)	35,705	1,669,209
Varian, Inc. (a)	1,830	106,616
Ventana Medical Systems, Inc. (a)	1,267	53,087
Waters Corp. (a)	1,220	70,760
Life Sciences Tools & Services Total		2,270,656
Pharmaceuticals – 3.2%
Abbott Laboratories	18,500	1,032,300
Allergan, Inc.	1,010	111,928
Alpharma, Inc., Class A	710	17,097
AstraZeneca PLC	10,801	581,105
Biovail Corp.	18,181	397,437
Forest Laboratories, Inc. (a)	660	33,950
GlaxoSmithKline PLC	7,724	212,339
Hi-Tech Pharmacal Co., Inc. (a)	1,749	19,501
Hisamitsu Pharmaceutical Co., Inc.	8,200	242,159
Johnson & Johnson	29,700	1,789,722
Merck & Co., Inc.	48,100	2,124,577
Mylan Laboratories, Inc.	4,735	100,098
Novartis AG, ADR (a)	10,250	559,957
Novartis AG, Registered Shares	12,919	741,023
Novo-Nordisk A/S, Class B	1,450	132,320
Ono Pharmaceutical Co., Ltd.	4,400	246,436
Pfizer, Inc.	78,633	1,986,270
Roche Holding AG, Genusschein Shares	2,801	495,589
Sciele Pharma, Inc. (a)	490	11,603
Takeda Pharmaceutical Co., Ltd.	6,000	393,585
Pharmaceuticals Total		11,228,996
Health Care Total		25,061,005

	Shares	Value ($)
Industrials – 6.8%
Aerospace & Defense – 2.3%
AAR Corp. (a)	960	26,458
Alliant Techsystems, Inc. (a)	510	44,839
BE Aerospace, Inc. (a)	3,595	113,961
Boeing Co.	25,200	2,240,532
Esterline Technologies Corp. (a)	660	27,106
European Aeronautic Defence & Space Co. NV	3,106	96,343
L-3 Communications Holdings, Inc.	25,600	2,239,232
Moog, Inc., Class A (a)	330	13,745
MTU Aero Engines Holding AG	4,052	242,442
Precision Castparts Corp.	7,450	775,172
Rockwell Collins, Inc.	1,340	89,686
Rolls-Royce Group PLC	42,224	410,675
Spirit Aerosystems Holdings, Inc., Class A (a)	2,402	76,504
United Technologies Corp.	27,080	1,760,200
Aerospace & Defense Total		8,156,895
Air Freight & Logistics – 0.0%
C.H. Robinson Worldwide, Inc.	1,220	58,255
UTI Worldwide, Inc.	2,094	51,471
Air Freight & Logistics Total		109,726
Airlines – 0.3%
AirTran Holdings, Inc. (a)	1,060	10,886
British Airways PLC (a)	22,380	214,037
Continental Airlines, Inc., Class B (a)	15,200	553,128
Copa Holdings SA, Class A	1,598	82,281
Gol Linhas Aereas Inteligentes SA, ADR	1,240	37,733
JetBlue Airways Corp. (a)	1,225	14,100
Skywest, Inc.	720	19,317
Airlines Total		931,482
Building Products – 0.2%
Assa Abloy AB, Class B	14,000	321,791
Geberit AG, Registered Shares	251	386,265
Goodman Global, Inc. (a)	614	10,819
KCC Corp.	492	148,782
Lennox International, Inc.	450	16,065
NCI Building Systems, Inc. (a)	600	28,644
Universal Forest Products, Inc.	210	10,405
Building Products Total		922,771
Commercial Services & Supplies – 0.7%
ABM Industries, Inc.	520	13,723
Casella Waste Systems, Inc., Class A (a)	1,010	9,858

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
CBIZ, Inc. (a)	910	6,461
Cenveo, Inc. (a)	1,050	25,515
Consolidated Graphics, Inc. (a)	580	42,949
Corporate Executive Board Co.	820	62,287
Dun & Bradstreet Corp.	490	44,688
Equifax, Inc. (b)	28,100	1,024,245
FTI Consulting, Inc. (a)	1,170	39,300
Fuel Tech, Inc. (a)	740	18,241
Healthcare Services Group, Inc.	842	24,123
Herman Miller, Inc.	1,360	45,546
IHS, Inc., Class A (a)	1,676	68,900
IKON Office Solutions, Inc. (a)	790	11,352
Interface, Inc., Class A (a)	2,751	43,988
Korn/Ferry International (a)	690	15,829
Mobile Mini, Inc. (a)	488	13,069
Monster Worldwide, Inc. (a)	1,080	51,160
Navigant Consulting, Inc. (a)	780	15,413
Pike Electric Corp. (a)	2,070	37,426
Resources Connection, Inc. (a)	830	26,552
Robert Half International, Inc.	1,400	51,814
SAIC, Inc. (a)	1,694	29,340
Stericycle, Inc. (a)	390	31,785
TeleTech Holdings, Inc. (a)	1,090	39,992
United Stationers, Inc. (a)	320	19,174
Waste Connections, Inc. (a)	2,055	61,527
Waste Management, Inc.	16,600	571,206
Commercial Services & Supplies Total		2,445,463
Construction & Engineering – 0.1%
EMCOR Group, Inc. (a)	450	26,541
Infrasource Services, Inc. (a)	1,320	40,300
Jacobs Engineering Group, Inc. (a)	1,830	85,370
KHD Humboldt Wedag International Ltd. (a)	1,302	52,991
Quanta Services, Inc. (a)	2,230	56,241
Washington Group International, Inc. (a)	220	14,612
Construction & Engineering Total		276,055
Electrical Equipment – 0.8%
ABB Ltd., ADR	44,753	768,857
Belden CDT, Inc.	440	23,580
Cooper Industries Ltd., Class A	1,300	58,487
Emerson Electric Co.	18,700	805,783
General Cable Corp. (a)	1,557	83,191
Genlyte Group, Inc. (a)	410	28,925
Mitsubishi Electric Corp.	30,000	309,063
Rockwell Automation, Inc.	650	38,915
Roper Industries, Inc.	840	46,099
Schneider Electric SA	3,764	477,824
Woodward Governor Co.	760	31,289
Electrical Equipment Total		2,672,013

	Shares	Value ($)
Industrial Conglomerates – 0.9%
General Electric Co.	89,587	3,167,796
McDermott International, Inc. (a)	1,050	51,429
Textron, Inc.	775	69,595
Industrial Conglomerates Total		3,288,820
Machinery – 1.2%
Barnes Group, Inc.	2,638	60,700
Briggs & Stratton Corp.	560	17,276
Caterpillar, Inc.	13,500	904,905
Eaton Corp.	9,100	760,396
EnPro Industries, Inc. (a)	720	25,956
Gardner Denver, Inc. (a)	211	7,353
Georg Fischer AG, Registered Shares (a)	445	322,265
Harsco Corp.	1,930	86,580
Heidelberger Druckmaschinen AG	8,030	367,932
Joy Global, Inc.	2,080	89,232
Kadant, Inc. (a)	317	8,039
Kennametal, Inc.	1,300	87,893
Komatsu Ltd.	9,100	191,514
Parker Hannifin Corp.	900	77,679
SKF AB, Class B	15,800	328,657
Sulzer AG, Registered Shares	126	177,000
Terex Corp. (a)	860	61,714
Timken Co.	365	11,063
Valmont Industries, Inc.	820	47,421
Volvo AB, Class B	4,750	399,983
Wabtec Corp.	1,476	50,907
Machinery Total		4,084,465
Marine – 0.1%
Alexander & Baldwin, Inc.	1,300	65,572
American Commercial Lines, Inc. (a)	2,248	70,700
Kirby Corp. (a)	1,100	38,478
Marine Total		174,750
Road & Rail – 0.1%
Amerco, Inc. (a)	200	13,998
Canadian Pacific Railway Ltd.	1,000	56,450
Central Japan Railway Co.	30	341,141
CSX Corp.	570	22,829
Dollar Thrifty Automotive Group, Inc. (a)	230	11,739
Genesee & Wyoming, Inc., Class A (a)	410	10,910
Heartland Express, Inc.	790	12,545
Ryder System, Inc.	310	15,295
Werner Enterprises, Inc.	1,430	25,983
Road & Rail Total		510,890

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Trading Companies & Distributors – 0.1%
Hitachi High-Technologies Corp.	6,700	183,079
Kaman Corp.	640	14,918
Watsco, Inc.	540	27,578
WESCO International, Inc. (a)	440	27,623
Trading Companies & Distributors Total		253,198
Transportation Infrastructure – 0.0%
Interpool, Inc.	609	14,872
Transportation Infrastructure Total		14,872
Industrials Total		23,841,400
Information Technology – 8.8%
Communications Equipment – 1.5%
Anaren, Inc. (a)	2,080	36,629
Andrew Corp. (a)	900	9,531
AudioCodes Ltd. (a)	3,491	23,599
Black Box Corp.	281	10,268
Cisco Systems, Inc. (a)	84,045	2,145,669
CommScope, Inc. (a)	11,290	484,341
Corning, Inc. (a)	21,200	482,088
Dycom Industries, Inc. (a)	860	22,412
F5 Networks, Inc. (a)	570	38,007
Harris Corp.	1,480	75,406
NICE Systems Ltd., ADR (a)	755	25,685
Nokia Oyj	23,219	534,425
Polycom, Inc. (a)	1,760	58,661
Powerwave Technologies, Inc. (a)	2,750	15,647
QUALCOMM, Inc.	20,500	874,530
Research In Motion Ltd. (a)	2,600	354,874
Riverbed Technology, Inc. (a)	1,980	54,727
Tellabs, Inc. (a)	2,920	28,908
Tollgrade Communications, Inc. (a)	730	9,169
Communications Equipment Total		5,284,576
Computers & Peripherals – 1.7%
Apple, Inc. (a)	14,600	1,356,486
Brocade Communications Systems, Inc. (a)	820	7,806
Dell, Inc. (a)	24,200	561,682
Diebold, Inc.	900	42,939
Electronics for Imaging, Inc. (a)	830	19,464
EMC Corp.	63,000	872,550
Emulex Corp. (a)	780	14,266
Hewlett-Packard Co.	46,520	1,867,313
Imation Corp.	270	10,903
International Business Machines Corp.	8,700	820,062
Komag, Inc. (a)	1,290	42,222
Mobility Electronics, Inc. (a)	1,226	3,813

	Shares	Value ($)
NCR Corp. (a)	500	23,885
Network Appliance, Inc. (a)	2,510	91,665
SanDisk Corp. (a)	1,420	62,196
Western Digital Corp. (a)	1,440	24,206
Computers & Peripherals Total		5,821,458
Electronic Equipment & Instruments – 0.8%
Agilent Technologies, Inc. (a)	40,300	1,357,707
Agilysys, Inc.	560	12,583
Amphenol Corp., Class A	640	41,325
Anixter International, Inc. (a)	420	27,695
Arrow Electronics, Inc. (a)	2,100	79,275
Benchmark Electronics, Inc. (a)	850	17,561
Brightpoint, Inc. (a)	1,790	20,478
Coherent, Inc. (a)	349	11,077
Daktronics, Inc.	1,260	34,574
FLIR Systems, Inc. (a)	1,970	70,270
Itron, Inc. (a)	250	16,260
Kyocera Corp.	2,700	254,557
L-1 Identity Solutions, Inc. (a)	2,960	48,870
Mettler-Toledo International, Inc. (a)	700	62,699
MTS Systems Corp.	500	19,420
NAM TAI Electronics, Inc.	1,150	14,892
Tektronix, Inc.	1,340	37,734
Trimble Navigation Ltd. (a)	16,870	452,791
Vishay Intertechnology, Inc. (a)	1,520	21,250
Electronic Equipment & Instruments Total		2,601,018
Internet Software & Services – 1.5%
Akamai Technologies, Inc. (a)	7,200	359,424
aQuantive, Inc. (a)	1,426	39,800
Baidu.com, Inc., ADR (a)(b)	2,830	273,236
CNET Networks, Inc. (a)	3,570	31,095
eBay, Inc. (a)	39,900	1,322,685
Equinix, Inc. (a)	985	84,346
Google, Inc., Class A (a)	3,622	1,659,455
Perficient, Inc. (a)	1,400	27,692
SINA Corp. (a)	390	13,108
Sohu.com, Inc. (a)	847	18,151
ValueClick, Inc. (a)	800	20,904
Yahoo!, Inc. (a)	45,600	1,426,824
Internet Software & Services Total		5,276,720
IT Services – 0.5%
Acxiom Corp.	492	10,524
Alliance Data Systems Corp. (a)	1,370	84,419
CGI Group, Inc., Class A (a)	30,400	262,791
CheckFree Corp. (a)	670	24,850
Cognizant Technology Solutions Corp., Class A (a)	10,450	922,422
CSG Systems International, Inc. (a)	261	6,530

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Euronet Worldwide, Inc. (a)	930	24,980
Fiserv, Inc. (a)	1,170	62,080
Global Payments, Inc.	1,871	63,726
MAXIMUS, Inc.	310	10,689
MPS Group, Inc. (a)	5,080	71,882
Nomura Research Institute Ltd.	5,800	170,791
Paychex, Inc.	1,530	57,941
SRA International, Inc., Class A (a)	900	21,924
VeriFone Holdings, Inc. (a)	720	26,446
IT Services Total		1,821,995
Office Electronics – 0.2%
Brother Industries Ltd.	27,000	365,682
Canon, Inc.	4,600	247,098
Office Electronics Total		612,780
Semiconductors & Semiconductor Equipment – 1.4%
Actel Corp. (a)	907	14,984
Advanced Energy Industries, Inc. (a)	520	10,941
Asyst Technologies, Inc. (a)	1,112	7,817
Atheros Communications, Inc. (a)	1,999	47,836
ATMI, Inc. (a)	230	7,031
Broadcom Corp., Class A (a)	1,390	44,577
Brooks Automation, Inc. (a)	459	7,872
Cabot Microelectronics Corp. (a)	200	6,702
Cymer, Inc. (a)	880	36,564
Exar Corp. (a)	860	11,386
Fairchild Semiconductor International, Inc. (a)(b)	33,770	564,634
FEI Co. (a)	2,050	73,923
FormFactor, Inc. (a)	964	43,139
Infineon Technologies AG (a)	8,089	125,886
Intel Corp.	57,200	1,094,236
Intersil Corp., Class A	20,295	537,615
KLA-Tencor Corp.	1,610	85,845
Lam Research Corp. (a)	620	29,351
Marvell Technology Group Ltd. (a)	2,580	43,370
MEMC Electronic Materials, Inc. (a)	14,194	859,872
Microsemi Corp. (a)	1,170	24,348
Netlogic Microsystems, Inc. (a)	537	14,295
NVIDIA Corp. (a)	13,170	379,033
OmniVision Technologies, Inc. (a)	404	5,236
Sigmatel, Inc. (a)	2,000	6,280
Standard Microsystems Corp. (a)	580	17,713
Tessera Technologies, Inc. (a)	2,021	80,315
Texas Instruments, Inc.	22,600	680,260
Varian Semiconductor Equipment Associates, Inc. (a)	225	12,010
Veeco Instruments, Inc. (a)	440	8,580
Verigy Ltd. (a)	1,030	24,174
Semiconductors & Semiconductor Equipment Total		4,905,825

	Shares	Value ($)
Software – 1.2%
Activision, Inc. (a)	4,603	87,181
Adobe Systems, Inc. (a)	15,000	625,500
Amdocs Ltd. (a)	920	33,562
ANSYS, Inc. (a)	1,140	57,878
Aspen Technology, Inc. (a)	4,380	56,940
Autodesk, Inc. (a)	1,879	70,650
BMC Software, Inc. (a)	1,320	40,643
Cadence Design Systems, Inc. (a)	2,000	42,120
Captaris, Inc. (a)	1,770	10,248
CDC Corp. (a)	1,970	17,809
Citrix Systems, Inc. (a)	1,730	55,412
Electronic Arts, Inc. (a)	7,900	397,844
FactSet Research Systems, Inc.	380	23,883
Intuit, Inc. (a)	2,170	59,371
Lawson Software, Inc. (a)	710	5,744
Macrovision Corp. (a)	1,183	29,634
Micros Systems, Inc. (a)	942	50,859
Microsoft Corp.	57,280	1,596,394
MSC.Software Corp. (a)	1,130	15,537
Oracle Corp. (a)	22,200	402,486
Progress Software Corp. (a)	884	27,581
Quality Systems, Inc.	480	19,200
Salesforce.com, Inc. (a)	600	25,692
Sybase, Inc. (a)	730	18,454
Synopsys, Inc. (a)	1,100	28,853
The9 Ltd., ADR (a)	450	15,183
THQ, Inc. (a)	12,680	433,529
Transaction Systems Architects, Inc. (a)	600	19,434
Software Total		4,267,621
Information Technology Total		30,591,993
Materials – 2.3%
Chemicals – 0.8%
Air Products & Chemicals, Inc.	1,750	129,430
BASF AG	5,357	603,120
E.I. du Pont de Nemours & Co.	17,300	855,139
H.B. Fuller Co.	1,190	32,451
Hercules, Inc. (a)	2,410	47,091
Linde AG	2,627	283,023
Minerals Technologies, Inc.	340	21,134
Monsanto Co.	8,540	469,359
Potash Corp. of Saskatchewan, Inc.	320	51,178
PPG Industries, Inc.	800	56,248
Sensient Technologies Corp.	820	21,140
Shin-Etsu Chemical Co., Ltd.	4,600	280,669
Chemicals Total		2,849,982

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Construction Materials – 0.2%
Eagle Materials, Inc.	560	24,993
Martin Marietta Materials, Inc.	425	57,460
Vulcan Materials Co.	4,085	475,821
Construction Materials Total		558,274
Containers & Packaging – 0.2%
AptarGroup, Inc.	420	28,111
Crown Holdings, Inc. (a)	24,700	604,162
Greif, Inc., Class A	389	43,222
Grief Inc. Class B	42	4,318
Packaging Corp. of America	2,300	56,120
Containers & Packaging Total		735,933
Metals & Mining – 0.8%
Alcoa, Inc.	16,200	549,180
Allegheny Technologies, Inc.	870	92,820
Carpenter Technology Corp.	960	115,930
Freeport-McMoRan Copper & Gold, Inc., Class B	765	50,622
Haynes International, Inc.	180	13,127
JFE Holdings, Inc.	5,300	313,484
Metal Management, Inc.	340	15,708
Rio Tinto PLC	4,717	269,374
Royal Gold, Inc.	841	25,314
RTI International Metals, Inc. (a)	300	27,303
Salzgitter AG	3,214	469,357
SSAB Svenskt Stal AB, Series A	10,000	308,615
Stillwater Mining Co. (a)	2,630	33,375
Titanium Metals Corp. (a)	660	23,681
Worthington Industries, Inc.	840	17,287
Yamato Kogyo Co. Ltd.	9,000	282,587
Zinifex Ltd.	3,670	46,857
Metals & Mining Total		2,654,621
Paper & Forest Products – 0.3%
Glatfelter Co.	1,190	17,743
Mercer International, Inc. (a)	1,540	18,418
Weyerhaeuser Co. (b)	14,800	1,106,152
Paper & Forest Products Total		1,142,313
Materials Total		7,941,123
Telecommunication Services – 2.6%
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	64,252	2,533,456
Belgacom SA	8,474	376,390
Bezeq Israeli Telecommunication Corp. Ltd.	151,028	233,135
Cbeyond, Inc. (a)	1,400	41,062
Chunghwa Telecom Co., Ltd., ADR	12,348	245,972

	Shares	Value ($)
Cogent Communications Group, Inc. (a)	2,190	51,750
Level 3 Communications, Inc. (a)	81,398	496,528
Nippon Telegraph & Telephone Corp.	45	237,907
North Pittsburgh Systems, Inc.	540	11,756
Tele2 AB, Class B	6,710	110,027
Telefonica O2 Czech Republic AS	15,067	392,404
Telekomunikacja Polska SA	27,688	228,509
Time Warner Telecom, Inc., Class A (a)	25,296	525,398
Verizon Communications, Inc.	24,085	913,303
Diversified Telecommunication Services Total		6,397,597
Wireless Telecommunication Services – 0.8%
American Tower Corp., Class A (a)	24,434	951,704
China Mobile Ltd.	20,500	186,543
Crown Castle International Corp. (a)	2,920	93,820
Dobson Communications Corp., Class A (a)	4,380	37,624
Leap Wireless International, Inc. (a)	920	60,702
Millicom International Cellular SA (a)	565	44,273
NII Holdings, Inc. (a)	11,450	849,361
Philippine Long Distance Telephone Co., ADR	3,073	162,254
SBA Communications Corp., Class A (a)	1,873	55,347
Taiwan Mobile Co., Ltd	183,000	196,040
Wireless Telecommunication Services Total		2,637,668
Telecommunication Services Total		9,035,265
Utilities – 2.2%
Electric Utilities – 1.2%
ALLETE, Inc.	370	17,249
American Electric Power Co., Inc.	2,200	107,250
British Energy Group PLC (a)	20,910	200,492
E.ON AG	4,195	570,364
Edison International	1,900	93,347
El Paso Electric Co. (a)	930	24,506
Entergy Corp.	8,557	897,800
FPL Group, Inc.	14,900	911,433
Maine & Maritimes Corp. (a)	170	3,230
MGE Energy, Inc.	500	17,730
Otter Tail Corp.	570	19,517
PPL Corp.	20,800	850,720
Reliant Energy, Inc. (a)	22,100	449,072
Tenaga Nasional Bhd	47,200	155,627
Electric Utilities Total		4,318,337

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Gas Utilities – 0.2%
AGL Resources, Inc.	1,400	59,808
Northwest Natural Gas Co.	480	21,922
Questar Corp.	640	57,094
Tokyo Gas Co., Ltd.	70,000	390,275
WGL Holdings, Inc.	700	22,386
Gas Utilities Total		551,485
Independent Power Producers & Energy Traders – 0.2%
AES Corp. (a)	2,470	53,155
Constellation Energy Group, Inc.	4,720	410,404
Mirant Corp. (a)	5,700	230,622
Independent Power Producers & Energy Traders Total		694,181
Multi-Utilities – 0.6%
CH Energy Group, Inc.	660	32,135
PG&E Corp.	16,558	799,255
Public Service Enterprise Group, Inc.	14,040	1,165,882
Sempra Energy	1,100	67,111
Wisconsin Energy Corp.	1,700	82,484
Multi-Utilities Total		2,146,867
Utilities Total		7,710,870
Total Common Stocks (cost of $175,255,313)		211,399,226

Corporate Fixed-Income Bonds & Notes – 12.1%

	Par ($)
Basic Materials – 0.5%
Chemicals – 0.2%
Huntsman International LLC
7.875% 11/15/14 (d)	350,000	361,812
Lyondell Chemical Co.
8.000% 09/15/14	45,000	47,138
8.250% 09/15/16	290,000	310,300
Chemicals Total		719,250
Forest Products & Paper – 0.2%
Georgia-Pacific Corp.
8.000% 01/15/24	350,000	351,750
Weyerhaeuser Co.
7.375% 03/15/32 (b)	275,000	288,084
Forest Products & Paper Total		639,834
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	300,000	305,687
Metals & Mining Total		305,687
Basic Materials Total		1,664,771

	Par ($)	Value ($)
Communications – 2.3%
Media – 1.1%
Charter Communications Holdings II LLC
10.250% 09/15/10	350,000	369,250
CSC Holdings, Inc.
7.625% 04/01/11	335,000	343,375
Dex Media West LLC
9.875% 08/15/13	85,000	92,756
EchoStar DBS Corp.
6.625% 10/01/14	310,000	311,938
Jones Intercable, Inc.
7.625% 04/15/08	525,000	535,999
Lamar Media Corp.
7.250% 01/01/13	345,000	349,313
News America, Inc.
6.550% 03/15/33 (b)	325,000	332,346
Quebecor Media, Inc.
7.750% 03/15/16	350,000	359,625
R.H. Donnelley Corp.
8.875% 01/15/16	65,000	69,063
R.H. Donnelley, Inc.
10.875% 12/15/12	180,000	194,400
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	350,000	362,250
Time Warner, Inc.
6.625% 05/15/29	425,000	430,098
Media Total		3,750,413
Telecommunication Services – 1.2%
Citizens Communications Co.
7.875% 01/15/27 (d)	425,000	434,562
Dobson Cellular Systems, Inc.
9.875% 11/01/12	300,000	327,000
Intelsat Bermuda Ltd.
9.250% 06/15/16 (d)	350,000	387,625
Lucent Technologies, Inc.
6.450% 03/15/29	370,000	333,925
New Cingular Wireless Services, Inc.
8.750% 03/01/31	225,000	290,237
Qwest Corp.
8.875% 03/15/12	350,000	386,750
SBC Communication, Inc.
5.100% 09/15/14	350,000	341,945
Sprint Capital Corp.
6.875% 11/15/28	275,000	273,869
Telecom Italia Capital SA
7.200% 07/18/36	275,000	286,306
Telefonica Emisones SAU
5.984% 06/20/11	400,000	410,032

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Vodafone Group PLC
5.000% 12/16/13 (b)	400,000	389,103
Windstream Corp.
8.625% 08/01/16	350,000	382,812
Telecommunication Services Total		4,244,166
Communications Total		7,994,579
Consumer Cyclical – 1.1%
Airlines – 0.1%
United Airlines, Inc.
9.200% 03/22/08 (e)	756,703	401,052
Airlines Total		401,052
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	320,000	351,200
Apparel Total		351,200
Auto Parts & Equipment – 0.1%
Goodyear Tire & Rubber Co.
9.000% 07/01/15	350,000	384,125
Auto Parts & Equipment Total		384,125
Home Builders – 0.2%
D.R. Horton, Inc.
5.625% 09/15/14	350,000	332,661
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	60,000	56,400
6.375% 12/15/14	35,000	30,625
6.500% 01/15/14	70,000	62,650
KB Home
5.875% 01/15/15	155,000	136,788
Home Builders Total		619,124
Leisure Time – 0.0%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	100,000	102,319
Leisure Time Total		102,319
Lodging – 0.2%
Harrah's Operating Co., Inc.
5.625% 06/01/15	300,000	258,750
MGM Mirage, Inc.
7.625% 01/15/17	355,000	359,438
Station Casinos, Inc.
6.875% 03/01/16	20,000	18,325
Wynn Las Vegas LLC
6.625% 12/01/14	175,000	173,250
Lodging Total		809,763

	Par ($)	Value ($)
Retail – 0.4%
AmeriGas Partners LP
7.125% 05/20/16	125,000	125,312
AutoNation, Inc.
7.360% 04/15/13 (f)	15,000	15,150
Costco Wholesale Corp.
5.300% 03/15/12	275,000	276,989
Couche-Tard US LP
7.500% 12/15/13	340,000	349,350
Wal-Mart Stores, Inc.
4.125% 07/01/10	450,000	437,912
Retail Total		1,204,713
Consumer Cyclical Total		3,872,296
Consumer Non-Cyclical – 1.7%
Beverages – 0.3%
Cott Beverages, Inc.
8.000% 12/15/11	340,000	346,800
Diageo Capital PLC
3.375% 03/20/08	550,000	539,980
Beverages Total		886,780
Commercial Services – 0.4%
Ashtead Capital, Inc.
9.000% 08/15/16 (d)	90,000	95,850
Corrections Corp. of America
7.500% 05/01/11	225,000	231,187
GEO Group, Inc.
8.250% 07/15/13	350,000	364,875
Iron Mountain, Inc.
7.750% 01/15/15	350,000	357,000
Service Corp. International
6.750% 04/01/16	5,000	4,975
United Rentals North America, Inc.
7.000% 02/15/14	90,000	89,775
7.750% 11/15/13	250,000	256,875
Commercial Services Total		1,400,537
Food – 0.1%
Kroger Co.
6.200% 06/15/12	450,000	465,464
Food Total		465,464
Healthcare Services – 0.6%
Aetna, Inc.
6.625% 06/15/36 (b)	395,000	422,707
HCA, Inc.
9.250% 11/15/16 (d)	100,000	107,875
PIK,
9.625% 11/15/16 (d)(g)	250,000	270,000

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Tenet Healthcare Corp.
9.875% 07/01/14	350,000	353,500
Triad Hospitals, Inc.
7.000% 05/15/12	75,000	77,813
UnitedHealth Group, Inc.
3.375% 08/15/07	600,000	595,525
WellPoint, Inc.
6.800% 08/01/12	350,000	373,147
Healthcare Services Total		2,200,567
Household Products/Wares – 0.2%
American Greetings Corp.
7.375% 06/01/16	350,000	360,937
Fortune Brands, Inc.
5.375% 01/15/16	350,000	336,356
Household Products/Wares Total		697,293
Pharmaceuticals – 0.1%
Omnicare, Inc.
6.750% 12/15/13	350,000	351,313
Pharmaceuticals Total		351,313
Consumer Non-Cyclical Total		6,001,954
Energy – 1.1%
Coal – 0.0%
Peabody Energy Corp.
6.875% 03/15/13	160,000	162,800
Coal Total		162,800
Oil & Gas – 0.6%
Anadarko Petroleum Corp.
6.450% 09/15/36	165,000	163,275
Canadian Natural Resources Ltd.
5.700% 05/15/17	375,000	373,266
Chesapeake Energy Corp.
6.375% 06/15/15	190,000	189,050
7.500% 09/15/13	160,000	167,200
Devon Financing Corp. ULC
7.875% 09/30/31 (b)	300,000	355,613
El Paso Production Holding Co.
7.750% 06/01/13	85,000	88,825
Nexen, Inc.
5.875% 03/10/35	310,000	290,802
Valero Energy Corp.
6.875% 04/15/12	300,000	319,469
Oil & Gas Total		1,947,500
Pipelines – 0.5%
El Paso Performance-Linked Trust
7.750% 07/15/11 (d)	350,000	372,312

	Par ($)	Value ($)
Energy Transfer Partners LP
6.625% 10/15/36 (b)	250,000	255,736
MarkWest Energy Partners LP
8.500% 07/15/16	350,000	364,875
Plains All American Pipeline LP
6.650% 01/15/37 (d)	300,000	304,983
Williams Companies, Inc.
6.375% 10/01/10 (d)	135,000	136,856
7.750% 06/15/31	20,000	21,400
8.125% 03/15/12	200,000	217,500
Pipelines Total		1,673,662
Energy Total		3,783,962
Financials – 3.9%
Banks – 1.2%
Capital One Bank
4.875% 05/15/08	275,000	273,972
HSBC Capital Funding LP
9.547% 12/31/49 (d)(f)	550,000	618,445
Marshall & Ilsley Corp.
4.375% 08/01/09	300,000	296,213
PNC Funding Corp.
5.625% 02/01/17	310,000	312,225
SunTrust Preferred Capital I
5.853% 12/15/11 (f)	280,000	283,918
USB Capital IX
6.189% 04/15/49 (f)	500,000	512,673
Wachovia Corp.
4.875% 02/15/14	825,000	799,781
Wells Fargo & Co.
5.125% 09/01/12 (b)	900,000	902,299
Banks Total		3,999,526
Diversified Financial Services – 2.2%
AGFC Capital Trust I
6.000% 01/15/67 (d)(f)	350,000	350,475
American Express Credit Corp.
3.000% 05/16/08	400,000	390,594
Ameriprise Financial, Inc.
7.518% 06/01/66 (f)	275,000	296,815
CIT Group, Inc.
6.100% 03/15/67 (b)(f)	140,000	134,947
Citicorp
8.040% 12/15/19 (d)	750,000	882,311
Countrywide Home Loans, Inc.
4.125% 09/15/09	400,000	389,016
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	500,000	497,631
Dow Jones CDX High Yield Index
7.625% 06/29/12 (d)	500,000	493,125

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Ford Motor Credit Co.
7.375% 02/01/11	350,000	344,237
General Electric Capital Corp.
5.000% 01/08/16 (b)	1,025,000	1,001,952
General Motors Acceptance Corp.
8.000% 11/01/31	295,000	316,282
Goldman Sachs Group, Inc.
6.345% 02/15/34	475,000	469,223
JPMorgan Chase Capital XVIII
6.950% 08/17/36	500,000	521,123
Merrill Lynch & Co., Inc.
4.125% 01/15/09	575,000	564,939
Morgan Stanley
6.750% 04/15/11	370,000	391,340
Residential Capital LLC
6.500% 04/17/13	250,000	247,626
SLM Corp.
5.375% 05/15/14 (b)	300,000	299,998
Diversified Financial Services Total		7,591,634
Insurance – 0.3%
Ambac Financial Group, Inc.
6.150% 02/15/37 (f)	170,000	160,037
American International Group, Inc.
2.875% 05/15/08	500,000	487,517
Genworth Financial, Inc.
6.150% 11/15/66 (f)	200,000	196,997
Metlife, Inc.
6.400% 12/15/36	300,000	292,918
Insurance Total		1,137,469
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12 (b)	300,000	310,290
Simon Property Group LP
5.750% 12/01/15	375,000	380,069
Real Estate Investment Trusts (REITs) Total		690,359
Financials Total		13,418,988
Industrials – 0.6%
Aerospace & Defense – 0.1%
L-3 Communications Corp.
7.625% 06/15/12	300,000	309,000
Aerospace & Defense Total		309,000
Electronics – 0.0%
NXP BV/NXP Funding LLC
7.875% 10/15/14 (d)	85,000	87,763
Electronics Total		87,763

	Par ($)	Value ($)
Environmental Control – 0.1%
Allied Waste North America, Inc.
7.125% 05/15/16	350,000	356,125
Environmental Control Total		356,125
Machinery – 0.1%
Caterpillar Financial Services Corp.
3.625% 11/15/07	350,000	346,335
Machinery Total		346,335
Machinery-Diversified – 0.0%
Manitowoc Co., Inc.
7.125% 11/01/13	120,000	122,400
Machinery-Diversified Total		122,400
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (d)	375,000	356,250
Miscellaneous Manufacturing Total		356,250
Packaging & Containers – 0.2%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	330,000	343,200
Owens-Illinois, Inc.
7.500% 05/15/10	340,000	345,100
Packaging & Containers Total		688,300
Industrials Total		2,266,173
Technology – 0.1%
Semiconductors – 0.1%
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14 (d)(g)	350,000	347,375
Semiconductors Total		347,375
Technology Total		347,375
Utilities – 0.8%
Electric – 0.7%
AES Corp.
7.750% 03/01/14	310,000	325,500
CMS Energy Corp.
6.875% 12/15/15	30,000	31,275
8.500% 04/15/11	25,000	27,188
Commonwealth Edison Co.
5.950% 08/15/16	400,000	391,554
Indiana Michigan Power Co.
5.650% 12/01/15	350,000	347,608
Nevada Power Co.
6.500% 04/15/12	50,000	52,017

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
NRG Energy, Inc.
7.250% 02/01/14	35,000	35,875
7.375% 02/01/16	315,000	323,663
Pacific Gas & Electric Co.
5.800% 03/01/37	250,000	241,023
Progress Energy, Inc.
7.750% 03/01/31	350,000	418,582
Southern California Edison Co.
5.000% 01/15/14	400,000	392,761
Electric Total		2,587,046
Gas – 0.1%
Sempra Energy
4.750% 05/15/09	275,000	272,711
Gas Total		272,711
Utilities Total		2,859,757
Total Corporate Fixed-Income Bonds & Notes (cost of $42,331,535)		42,209,855
Mortgage-Backed Securities – 10.0%
Federal Home Loan Mortgage Corp.
5.500% 12/01/20	1,114,704	1,117,446
5.500% 01/01/21	1,395,466	1,398,899
5.500% 04/01/21	7,334,628	7,350,129
5.500% 07/01/21	515,352	516,441
6.000% 07/01/08	150,266	150,393
6.000% 10/01/36	1,390,329	1,401,530
6.500% 02/01/11	50,428	51,324
6.500% 04/01/11	73,836	75,478
6.500% 05/01/11	54,798	56,098
6.500% 10/01/11	28,937	29,553
6.500% 07/01/16	18,879	19,351
6.500% 04/01/26	33,643	34,570
6.500% 06/01/26	38,063	39,113
6.500% 02/01/27	215,835	222,637
6.500% 09/01/28	88,094	90,868
6.500% 06/01/31	58,456	60,187
6.500% 07/01/31	19,729	20,329
7.000% 07/01/28	62,870	65,413
7.000% 04/01/29	33,986	35,360
7.000% 01/01/30	41,867	43,568
7.000% 06/01/31	10,739	11,156
7.000% 08/01/31	128,942	133,947
7.500% 07/01/15	7,415	7,694
7.500% 08/01/15	859	892
7.500% 01/01/30	73,292	76,666
8.000% 09/01/15	36,858	38,763
Federal National Mortgage Association
5.000% 01/01/37	942,999	911,055
5.000% 02/01/37	517,475	499,908

	Par ($)	Value ($)
5.500% 11/01/20	1,856,976	1,862,145
5.500% 02/01/21	667,620	669,316
5.500% 08/01/35	487,599	482,997
5.500% 10/01/35	2,593,646	2,569,164
5.500% 04/01/36	4,412,278	4,366,261
5.500% 11/01/36	3,786,010	3,746,524
6.000% 07/01/35	410,524	413,854
6.000% 09/01/36	1,340,110	1,350,071
6.120% 10/01/08	2,222,174	2,242,127
6.500% 03/01/11	6,637	6,787
6.500% 08/01/34	638,189	654,182
7.000% 03/01/15	82,096	84,677
7.000% 07/01/16	15,574	16,051
7.000% 02/01/31	21,140	22,083
7.000% 07/01/31	137,658	143,461
7.000% 07/01/32	28,068	29,249
7.500% 06/01/15	27,821	28,672
7.500% 08/01/15	41,375	42,641
7.500% 09/01/15	26,236	27,039
7.500% 02/01/31	50,440	52,791
7.500% 08/01/31	29,703	31,068
8.000% 12/01/29	30,102	31,940
8.000% 04/01/30	40,436	42,710
8.000% 05/01/30	7,378	7,792
8.000% 07/01/31	30,334	32,045
Government National Mortgage Association
6.000% 04/15/13	7,641	7,784
6.500% 05/15/13	21,154	21,695
6.500% 06/15/13	8,811	9,037
6.500% 08/15/13	19,403	19,899
6.500% 11/15/13	102,664	105,291
6.500% 07/15/14	53,997	55,389
6.500% 01/15/29	11,762	12,112
6.500% 03/15/29	76,155	78,422
6.500% 04/15/29	168,604	173,624
6.500% 05/15/29	161,686	166,500
6.500% 07/15/31	64,636	66,502
7.000% 11/15/13	253,429	261,919
7.000% 05/15/29	33,263	34,799
7.000% 09/15/29	39,450	41,272
7.000% 06/15/31	23,192	24,252
7.500% 06/15/23	1,002	1,045
7.500% 01/15/26	26,828	28,035
7.500% 09/15/29	72,393	75,610
8.000% 07/15/25	10,431	11,066
8.500% 12/15/30	4,314	4,635
9.000% 12/15/17	34,485	36,884
Total Mortgage-Backed Securities (cost of $34,125,955)		34,650,187

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Government & Agency Obligations – 4.2%
	Par ($)	Value ($)
Foreign Government Obligations – 0.3%
Province of Quebec
5.000% 07/17/09	600,000	601,792
United Mexican States
7.500% 04/08/33 (b)	425,000	505,750
Foreign Government Obligations Total		1,107,542
U.S. Government Agencies – 1.3%
Federal Home Loan Bank
5.125% 10/19/16	1,580,000	1,593,335
Federal National Mortgage Association
5.250% 08/01/12	2,740,000	2,771,480
U.S. Government Agencies Total		4,364,815
U.S. Government Obligations – 2.6%
U.S. Treasury Bonds
6.250% 08/15/23 (b)	2,580,000	2,961,961
7.250% 05/15/16 (b)	2,430,000	2,891,226
U.S. Treasury Inflation Indexed Notes
2.500% 07/15/16 (b)	1,723,784	1,768,832
U.S. Treasury Notes
3.875% 02/15/13 (b)	1,555,000	1,501,971
U.S. Treasury Notes Total		9,123,990
Total Government & Agency Obligations (cost of $14,430,016)		14,596,347
Collateralized Mortgage Obligations – 3.6%
Agency – 2.8%
Federal Home Loan Mortgage Corp.
4.500% 03/15/18	2,000,000	1,963,488
5.000% 12/15/15	1,001,493	997,475
5.500% 06/15/34	2,500,000	2,471,003
6.000% 02/15/28	1,215,372	1,230,300
Federal National Mortgage Association
5.000% 12/25/15	1,200,000	1,193,016
6.000% 04/25/32	1,940,000	1,977,601
Agency Total		9,832,883
Non - Agency – 0.8%
American Mortgage Trust
8.445% 09/27/22 (f)	12,601	7,592
Countrywide Alternative Loan Trust
5.250% 08/25/35	630,251	629,622
5.500% 10/25/35	952,031	948,535
JPMorgan Mortgage Trust
6.066% 10/25/36 (f)	1,180,498	1,183,434

	Par ($)	Value ($)
Rural Housing Trust
6.330% 04/01/26	33,936	33,862
Non - Agency Total		2,803,045
Total Collateralized Mortgage Obligations (cost of $12,692,301)		12,635,928
Commercial Mortgage-Backed Securities – 2.3%
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49 (f)	420,000	418,474
First Union Chase Commercial Mortgage
6.645% 06/15/31	395,721	404,168
GS Mortgage Securities Corp. II
6.620% 10/18/30	1,623,422	1,641,256
JPMorgan Chase Commercial Mortgage Securities Corp.
5.447% 06/12/47	509,000	511,942
JPMorgan Commercial Mortgage Finance Corp.
6.507% 10/15/35	1,252,452	1,267,468
LB-UBS Commercial Mortgage Trust
6.510% 12/15/26	1,000,000	1,043,066
Wachovia Bank Commercial Mortgage Trust
3.989% 06/15/35	3,000,000	2,814,301
Total Commercial Mortgage-Backed Securities (cost of $8,341,023)		8,100,675
Asset-Backed Securities – 0.5%
Consumer Funding LLC
5.430% 04/20/15	820,000	832,877
Green Tree Financial Corp.
6.870% 01/15/29	184,797	191,446
Origen Manufactured Housing
3.380% 08/15/17	381,322	377,786
Providian Gateway Master Trust
3.350% 09/15/11 (d)	250,000	247,948
Total Asset-Backed Securities (Cost of $1,677,834)		1,650,057
Convertible Bond – 0.3%
Communications – 0.3%
Media – 0.3%
Liberty Media Corp.
0.750% 03/30/23	900,000	1,054,125
Media Total		1,054,125
Communications Total		1,054,125
Total Convertible Bond (cost of $986,262)		1,054,125

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

	Shares	Value ($)
Investment Company – 0.1%
iShares MSCI EAFE Index Fund	5,180	395,234
Total Investment Company (cost of $391,826)		395,234

Securities Lending Collateral – 6.0%

State Street Navigator Securities Lending Prime Portfolio (h)	21,203,813	21,203,813
Total Securities Lending Collateral (cost of $21,203,813)		21,203,813
	Par ($)
Short-Term Obligations – 4.7%
Repurchase Agreement – 4.6%
Repurchase agreement with State Street Bank & Trust Co., dated 03/30/07, due 04/02/07 at 4.950%, collateralized by U.S. Treasury Obligations with various maturities to 09/15/10, market value of $16,118,706 (repurchase proceeds $15,800,515)	15,794,000	15,794,000
U.S. Government Agencies & Obligations – 0.1%
U.S. Treasury Bill
4.910% 06/14/07 (i)	400,000	395,035
U.S. Government Agencies & Obligations Total		395,035
Total Short-Term Obligations (cost of $16,189,035)		16,189,035
Total Investments – 104.5% (cost of $327,624,913)(j)		364,084,482
Other Assets & Liabilities, Net – (4.5)%		(15,818,615)
Net Assets – 100.0%		$348,265,867

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of the security is on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $20,737,736.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $5,855,567, which represents 1.7% of net assets.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of this security represents 0.1% of net assets.

(f)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(g)  Pay-in-kind securities.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  A portion of this security with a market value of $396,126 is pledged as collateral for open futures contracts.

(j)  Cost for federal income tax purposes is $327,740,566.

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	60.7
Corporate Fixed-Income Bonds & Notes	12.1
Mortgage-Backed Securities	10.0
Government & Agency Obligations	4.2
Collateralized Mortgage Obligations	3.6
Commercial Mortgage-Backed Securities	2.3
Asset-Backed Securities	0.5
Convertible Bond	0.3
93.7
Securities Lending Collateral	6.0
Investment Company	0.1
Short-Term Obligations	4.7
Other Assets & Liabilities, Net	(4.5)
100.0

At March 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	18	$6,440,400	$6,448,586	Jun-07	$(8,186)

At March 31, 2007, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,682,985	$1,683,194	06/28/07	$209
CAD	117,749	118,107	06/28/07	358
DKK	155,783	155,739	06/28/07	(44)
EUR	1,717,825	1,714,443	06/28/07	(3,382)
EUR	392,403	392,754	06/28/07	351
GBP	3,747,730	3,749,115	06/28/07	1,385
GBP	39,245	39,340	06/28/07	95
				$(1,028)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$1,051,093	$1,055,150	06/28/07	$(4,057)
CHF	584,530	582,041	06/28/07	2,489
CHF	234,020	234,641	06/28/07	(621)
CZK	388,552	387,634	06/28/07	918
ILS	155,537	156,930	06/28/07	(1,393)
JPY	350,645	350,050	06/28/07	595
KRW	350,762	350,019	06/28/07	743
MXN	156,325	156,163	06/28/07	162
MYR	352,378	352,964	06/28/07	(586)
MYR	195,822	196,091	06/28/07	(269)
NOK	390,415	392,141	06/28/07	(1,726)
PHP	116,474	116,843	06/28/07	(369)
PLN	194,488	194,368	06/28/07	120
SEK	895,719	892,051	06/28/07	3,668
SGD	156,571	156,433	06/28/07	138
TWD	582,059	582,053	06/28/07	6
ZAR	157,855	156,727	06/28/07	1,128
				$946

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, March 31, 2007 (Unaudited)

Acronym	Name

ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	South Korean Won

ILS	Israeli New Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PHP	Philippine Peso

PIK	Payment in Kind

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund, March 31, 2007 (Unaudited)

Common Stocks – 99.3%

	Shares	Value ($)
Consumer Discretionary – 13.8%
Diversified Consumer Services – 0.6%
Sotheby's (a)	233,627	10,391,729
Diversified Consumer Services Total		10,391,729
Hotels, Restaurants & Leisure – 1.9%
Las Vegas Sands Corp. (a)(b)	206,630	17,896,224
Starwood Hotels & Resorts Worldwide, Inc.	246,527	15,987,276
Hotels, Restaurants & Leisure Total		33,883,500
Household Durables – 0.6%
Sony Corp., ADR	212,200	10,713,978
Household Durables Total		10,713,978
Media – 3.6%
Comcast Corp., Class A (b)	331,682	8,607,135
Lamar Advertising Co., Class A	185,371	11,672,812
News Corp., Class A	622,810	14,399,367
Time Warner, Inc.	849,700	16,756,084
Viacom, Inc., Class B (b)	309,465	12,722,106
Media Total		64,157,504
Multiline Retail – 2.6%
Nordstrom, Inc.	347,000	18,370,180
Target Corp.	464,666	27,536,107
Multiline Retail Total		45,906,287
Specialty Retail – 4.0%
GameStop Corp., Class A (a)(b)	709,708	23,115,190
Home Depot, Inc. (a)	236,500	8,689,010
J Crew Group, Inc. (b)	303,225	12,180,548
Limited Brands, Inc.	537,100	13,996,826
Urban Outfitters, Inc. (a)(b)	503,800	13,355,738
Specialty Retail Total		71,337,312
Textiles, Apparel & Luxury Goods – 0.5%
Polo Ralph Lauren Corp. (a)	103,600	9,132,340
Textiles, Apparel & Luxury Goods Total		9,132,340
Consumer Discretionary Total		245,522,650
Consumer Staples – 10.7%
Beverages – 3.1%
Coca-Cola Co.	552,100	26,500,800
Fomento Economico Mexicano SAB de CV, ADR	96,500	10,652,635
PepsiCo, Inc.	273,800	17,402,728
Beverages Total		54,556,163
Food & Staples Retailing – 1.7%
CVS/Caremark Corp.	414,600	14,154,444
Kroger Co.	569,600	16,091,200
Food & Staples Retailing Total		30,245,644

	Shares	Value ($)
Food Products – 1.1%
Archer-Daniels-Midland Co. (a)	544,800	19,994,160
Food Products Total		19,994,160
Household Products – 2.0%
Colgate-Palmolive Co.	265,100	17,706,029
Procter & Gamble Co.	279,229	17,636,104
Household Products Total		35,342,133
Personal Products – 1.5%
Avon Products, Inc.	713,000	26,566,380
Personal Products Total		26,566,380
Tobacco – 1.3%
Altria Group, Inc.	265,899	23,348,591
Tobacco Total		23,348,591
Consumer Staples Total		190,053,071
Energy – 6.1%
Energy Equipment & Services – 2.1%
Transocean, Inc. (a)(b)	270,400	22,091,680
Weatherford International Ltd. (b)	337,700	15,230,270
Energy Equipment & Services Total		37,321,950
Oil, Gas & Consumable Fuels – 4.0%
Devon Energy Corp.	241,775	16,735,665
Hess Corp.	285,800	15,853,326
Southwestern Energy Co. (a)(b)	269,000	11,023,620
Valero Energy Corp.	175,200	11,298,648
XTO Energy, Inc.	290,238	15,907,945
Oil, Gas & Consumable Fuels Total		70,819,204
Energy Total		108,141,154
Financials – 7.5%
Capital Markets – 3.5%
Goldman Sachs Group, Inc.	88,767	18,341,925
Merrill Lynch & Co., Inc. (a)	203,154	16,591,587
State Street Corp.	412,600	26,715,850
Capital Markets Total		61,649,362
Commercial Banks – 1.0%
Wachovia Corp.	318,300	17,522,415
Commercial Banks Total		17,522,415
Insurance – 3.0%
Ambac Financial Group, Inc.	162,141	14,007,361
American International Group, Inc.	196,230	13,190,581
Prudential Financial, Inc.	146,700	13,241,142
W.R. Berkley Corp.	402,900	13,344,048
Insurance Total		53,783,132
Financials Total		132,954,909

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care – 16.0%
Biotechnology – 1.8%
Celgene Corp. (b)	252,200	13,230,412
Genentech, Inc. (b)	151,800	12,465,816
Isis Pharmaceuticals, Inc. (a)(b)	624,700	5,790,969
Biotechnology Total		31,487,197
Health Care Equipment & Supplies – 3.4%
Cytyc Corp. (a)(b)	433,200	14,819,772
Medtronic, Inc.	489,100	23,995,246
Zimmer Holdings, Inc. (b)	262,400	22,411,584
Health Care Equipment & Supplies Total		61,226,602
Health Care Providers & Services – 4.6%
Laboratory Corp. of America Holdings (b)	246,500	17,903,295
McKesson Corp.	462,700	27,086,458
UnitedHealth Group, Inc.	520,100	27,549,697
WellPoint, Inc. (b)	113,500	9,204,850
Health Care Providers & Services Total		81,744,300
Life Sciences Tools & Services – 1.3%
Thermo Fisher Scientific, Inc. (b)	491,078	22,957,896
Life Sciences Tools & Services Total		22,957,896
Pharmaceuticals – 4.9%
Abbott Laboratories	437,000	24,384,600
Johnson & Johnson	439,053	26,457,334
Merck & Co., Inc.	549,300	24,262,581
Pfizer, Inc.	517,600	13,074,576
Pharmaceuticals Total		88,179,091
Health Care Total		285,595,086
Industrials – 12.4%
Aerospace & Defense – 4.5%
Boeing Co.	315,311	28,034,301
L-3 Communications Holdings, Inc.	258,322	22,595,425
Precision Castparts Corp. (a)	139,036	14,466,696
United Technologies Corp.	236,100	15,346,500
Aerospace & Defense Total		80,442,922
Airlines – 0.7%
Continental Airlines, Inc., Class B (b)	364,000	13,245,960
Airlines Total		13,245,960
Commercial Services & Supplies – 2.0%
Equifax, Inc. (a)	602,500	21,961,125
Waste Management, Inc. (a)	391,160	13,459,816
Commercial Services & Supplies Total		35,420,941

	Shares	Value ($)
Electrical Equipment – 1.1%
Emerson Electric Co.	439,066	18,919,354
Electrical Equipment Total		18,919,354
Industrial Conglomerates – 1.9%
General Electric Co.	970,497	34,316,774
Industrial Conglomerates Total		34,316,774
Machinery – 2.2%
Caterpillar, Inc.	317,400	21,275,322
Eaton Corp.	215,200	17,982,112
Machinery Total		39,257,434
Industrials Total		221,603,385
Information Technology – 27.7%
Communications Equipment – 5.6%
Cisco Systems, Inc. (b)	1,951,923	49,832,594
CommScope, Inc. (a)(b)	246,439	10,572,233
Corning, Inc. (b)	500,700	11,385,918
QUALCOMM, Inc.	482,200	20,570,652
Research In Motion Ltd. (b)	62,026	8,465,929
Communications Equipment Total		100,827,326
Computers & Peripherals – 5.9%
Apple, Inc. (b)	342,517	31,823,254
Dell, Inc. (b)	570,000	13,229,700
EMC Corp.	1,473,300	20,405,205
Hewlett-Packard Co.	489,549	19,650,497
International Business Machines Corp. (a)	205,722	19,391,356
Computers & Peripherals Total		104,500,012
Electronic Equipment & Instruments – 1.3%
Agilent Technologies, Inc. (b)	396,700	13,364,823
Trimble Navigation Ltd. (b)	377,992	10,145,305
Electronic Equipment & Instruments Total		23,510,128
Internet Software & Services – 6.6%
Akamai Technologies, Inc. (b)	169,160	8,444,467
Baidu.com, Inc., ADR (a)(b)	60,100	5,802,655
eBay, Inc. (b)	930,812	30,856,418
Google, Inc., Class A (b)	86,766	39,752,711
Yahoo!, Inc. (b)	1,077,800	33,724,362
Internet Software & Services Total		118,580,613
IT Services – 1.0%
Cognizant Technology Solutions Corp., Class A (b)	207,618	18,326,441
IT Services Total		18,326,441
Semiconductors & Semiconductor Equipment – 3.3%
Intel Corp.	1,333,144	25,503,045

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
MEMC Electronic Materials, Inc. (b)	275,000	16,659,500
Texas Instruments, Inc.	529,400	15,934,940
Semiconductors & Semiconductor Equipment Total		58,097,485
Software – 4.0%
Adobe Systems, Inc. (b)	360,658	15,039,438
Microsoft Corp.	1,353,198	37,713,628
Oracle Corp. (b)	519,536	9,419,188
THQ, Inc. (a)(b)	245,300	8,386,807
Software Total		70,559,061
Information Technology Total		494,401,066
Materials – 1.7%
Chemicals – 1.7%
E.I. du Pont de Nemours & Co. (a)	405,800	20,058,694
Monsanto Co.	201,947	11,099,007
Chemicals Total		31,157,701
Materials Total		31,157,701
Telecommunication Services – 3.4%
Diversified Telecommunication Services – 1.4%
Level 3 Communications, Inc. (b)	1,942,398	11,848,628
Time Warner Telecom, Inc., Class A (b)	596,601	12,391,403
Diversified Telecommunication Services Total		24,240,031
Wireless Telecommunication Services – 2.0%
American Tower Corp., Class A (b)	492,356	19,177,266
NII Holdings, Inc. (b)	232,100	17,217,178
Wireless Telecommunication Services Total		36,394,444
Telecommunication Services Total		60,634,475
Total Common Stocks (Cost of $1,567,443,893)		1,770,063,497
Securities Lending Collateral – 4.3%
State Street Navigator Securities Lending Prime Portfolio (c)	76,346,069	76,346,069
Total Securities Lending Collateral (Cost of $76,346,069)		76,346,069

Short-Term Obligation – 0.9%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.060%, collateralized by a U.S. Treasury Obligation maturing 04/15/10, market value of $15,187,875 (repurchase proceeds $14,895,278)	14,889,000	14,889,000
Total Short-Term Obligation (Cost of $14,889,000)		14,889,000
Total Investments – 104.5% (Cost of $1,658,678,962) (d)		1,861,298,566
Other Assets & Liabilities, Net – (4.5)%		(79,305,980)
Net Assets – 100.0%		$1,781,992,586

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $74,884,182.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $1,658,678,962.

At March 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	27.7
Health Care	16.0
Consumer Discretionary	13.8
Industrials	12.4
Consumer Staples	10.7
Financials	7.5
Energy	6.1
Telecommunication Services	3.4
Materials	1.7
99.3
Securities Lending Collateral	4.3
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(4.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund, March 31, 2007 (Unaudited)

Common Stocks – 97.1%

	Shares	Value ($)
Consumer Discretionary – 8.5%
Hotels, Restaurants & Leisure – 3.4%
McDonald's Corp.	251,800	11,343,590
Wendy's International, Inc. (a)	43,600	1,364,680
Wyndham Worldwide Corp. (b)	123,800	4,227,770
Hotels, Restaurants & Leisure Total		16,936,040
Media – 4.8%
CBS Corp., Class B	379,800	11,618,082
Gannett Co., Inc.	85,700	4,824,053
Idearc, Inc.	119,100	4,180,410
Tribune Co. (a)	91,000	2,922,010
Media Total		23,544,555
Multiline Retail – 0.3%
Federated Department Stores, Inc.	33,400	1,504,670
Multiline Retail Total		1,504,670
Specialty Retail – 0.0%
Sherwin-Williams Co.	2,800	184,912
Specialty Retail Total		184,912
Consumer Discretionary Total		42,170,177
Consumer Staples – 7.6%
Beverages – 1.8%
Coca-Cola Co.	191,800	9,206,400
Beverages Total		9,206,400
Food & Staples Retailing – 0.1%
CVS/Caremark Corp.	8,684	296,472
Food & Staples Retailing Total		296,472
Food Products – 3.2%
Campbell Soup Co.	99,300	3,867,735
ConAgra Foods, Inc.	76,900	1,915,579
Kraft Foods, Inc., Class A (a)	166,200	5,261,892
Sara Lee Corp.	284,900	4,820,508
Food Products Total		15,865,714
Household Products – 0.1%
Procter & Gamble Co.	8,400	530,544
Household Products Total		530,544
Personal Products – 0.2%
Alberto-Culver Co.	38,000	869,440
Personal Products Total		869,440
Tobacco – 2.2%
Reynolds American, Inc. (a)	175,700	10,965,437
Tobacco Total		10,965,437
Consumer Staples Total		37,734,007

	Shares	Value ($)
Energy – 13.8%
Oil, Gas & Consumable Fuels – 13.8%
Chevron Corp.	149,200	11,034,832
Exxon Mobil Corp. (c)	487,000	36,744,150
Frontier Oil Corp. (a)	212,700	6,942,528
Marathon Oil Corp.	136,200	13,460,646
Oil, Gas & Consumable Fuels Total		68,182,156
Energy Total		68,182,156
Financials – 34.0%
Capital Markets – 9.5%
Goldman Sachs Group, Inc.	58,800	12,149,844
Lehman Brothers Holdings, Inc.	74,700	5,234,229
Merrill Lynch & Co., Inc.	182,800	14,929,276
Morgan Stanley	186,500	14,688,740
Capital Markets Total		47,002,089
Commercial Banks – 5.6%
BB&T Corp. (a)	181,300	7,436,926
KeyCorp	60,900	2,281,923
U.S. Bancorp (a)	38,600	1,349,842
Wells Fargo & Co.	478,700	16,481,641
Commercial Banks Total		27,550,332
Diversified Financial Services – 7.8%
Citigroup, Inc.	455,200	23,369,968
JPMorgan Chase & Co.	285,200	13,797,976
Leucadia National Corp. (a)	38,800	1,141,496
Diversified Financial Services Total		38,309,440
Insurance – 8.5%
Allstate Corp.	192,100	11,537,526
American International Group, Inc.	68,400	4,597,848
American National Insurance (a)	300	38,379
Assurant, Inc.	79,200	4,247,496
First American Corp.	21,100	1,070,192
Genworth Financial, Inc., Class A	75,700	2,644,958
Loews Corp. (a)	65,600	2,980,208
Principal Financial Group, Inc.	51,300	3,071,331
Prudential Financial, Inc.	14,400	1,299,744
SAFECO Corp.	160,300	10,648,729
Wesco Financial Corp.	100	46,000
Insurance Total		42,182,411
Real Estate Investment Trusts (REITs) – 0.0%
Camden Property Trust	2,600	182,806
Real Estate Investment Trusts (REITs) Total		182,806
Thrifts & Mortgage Finance – 2.6%
Fannie Mae	33,000	1,801,140
Freddie Mac	16,600	987,534

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
PMI Group, Inc.	220,700	9,980,054
Thrifts & Mortgage Finance Total		12,768,728
Financials Total		167,995,806
Health Care – 6.6%
Health Care Providers & Services – 3.2%
Aetna, Inc.	27,700	1,212,983
AmerisourceBergen Corp. (a)	189,500	9,996,125
WellPoint, Inc. (b)	57,500	4,663,250
Health Care Providers & Services Total		15,872,358
Health Care Technology – 0.3%
IMS Health, Inc.	41,100	1,219,026
Health Care Technology Total		1,219,026
Pharmaceuticals – 3.1%
King Pharmaceuticals, Inc. (b)	15,500	304,885
Pfizer, Inc.	601,000	15,181,260
Pharmaceuticals Total		15,486,145
Health Care Total		32,577,529
Industrials – 6.7%
Aerospace & Defense – 1.9%
Armor Holdings, Inc. (a)(b)	57,800	3,891,674
General Dynamics Corp.	9,500	725,800
Northrop Grumman Corp.	24,400	1,810,968
Raytheon Co.	56,600	2,969,236
Aerospace & Defense Total		9,397,678
Commercial Services & Supplies – 0.9%
R.R. Donnelley & Sons Co.	120,800	4,420,072
Commercial Services & Supplies Total		4,420,072
Construction & Engineering – 0.3%
KBR, Inc. (a)(b)	89,000	1,811,150
Construction & Engineering Total		1,811,150
Industrial Conglomerates – 0.4%
General Electric Co.	54,800	1,937,728
Industrial Conglomerates Total		1,937,728
Machinery – 1.8%
Cummins, Inc.	43,800	6,338,736
Terex Corp. (b)	34,900	2,504,424
Machinery Total		8,843,160
Road & Rail – 1.4%
Avis Budget Group, Inc. (b)	256,000	6,993,920
Road & Rail Total		6,993,920
Industrials Total		33,403,708

	Shares	Value ($)
Information Technology – 3.4%
Computers & Peripherals – 3.0%
Hewlett-Packard Co.	273,900	10,994,346
Lexmark International, Inc., Class A (a)(b)	63,200	3,694,672
Computers & Peripherals Total		14,689,018
Software – 0.4%
McAfee, Inc. (b)	66,400	1,930,912
Software Total		1,930,912
Information Technology Total		16,619,930
Materials – 3.6%
Chemicals – 1.9%
Lyondell Chemical Co.	265,400	7,954,038
Valspar Corp.	45,200	1,257,916
Chemicals Total		9,211,954
Metals & Mining – 1.7%
Freeport-McMoRan Copper & Gold, Inc., Class B	11,926	789,382
Nucor Corp. (a)	117,200	7,633,236
Metals & Mining Total		8,422,618
Materials Total		17,634,572
Telecommunication Services – 6.4%
Diversified Telecommunication Services – 4.3%
AT&T, Inc.	140,900	5,555,687
CenturyTel, Inc.	47,500	2,146,525
Verizon Communications, Inc.	360,800	13,681,536
Diversified Telecommunication Services Total		21,383,748
Wireless Telecommunication Services – 2.1%
ALLTEL Corp.	100,800	6,249,600
Sprint Nextel Corp.	216,000	4,095,360
Wireless Telecommunication Services Total		10,344,960
Telecommunication Services Total		31,728,708
Utilities – 6.5%
Electric Utilities – 2.9%
Edison International	29,600	1,454,248
FirstEnergy Corp.	192,300	12,737,952
Electric Utilities Total		14,192,200
Independent Power Producers & Energy Traders – 2.9%
Constellation Energy Group, Inc.	29,500	2,565,025
Mirant Corp. (b)	290,700	11,761,722
Independent Power Producers & Energy Traders Total		14,326,747

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Multi-Utilities – 0.7%
CenterPoint Energy, Inc.	178,800	3,207,672
DTE Energy Co.	800	38,320
PG&E Corp.	11,200	540,624
Multi-Utilities Total		3,786,616
Utilities Total		32,305,563
Total Common Stocks (Cost of $395,972,319)		480,352,156
Securities Lending Collateral – 8.4%
State Street Navigator Securities Lending Prime Portfolio (d)	41,298,001	41,298,001
Total Securities Lending Collateral (Cost of $41,298,001)		41,298,001
	Par ($)
Short-Term Obligation – 2.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.060%, collateralized by a U.S. Treasury Obligation maturing 05/31/11, market value of $14,164,088 (repurchase proceeds $13,891,855)	13,886,000	13,886,000
Total Short-Term Obligation (Cost of $13,886,000)		13,886,000
Total Investments – 108.3% (Cost of $451,155,052) (e)		535,536,157
Other Assets & Liabilities, Net – (8.3)%		(40,904,011)
Net Assets – 100.0%		$494,632,146

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $40,175,765.

(b)  Non-income producing security.

(c)  A portion of this security with a market value of $1,905,113 is pledged as collateral for open futures contracts.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $451,155,052.

At March 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	34.0
Energy	13.8
Consumer Discretionary	8.5
Consumer Staples	7.6
Industrials	6.7
Health Care	6.6
Utilities	6.5
Telecommunication Services	6.4
Materials	3.6
Information Technology	3.4
97.1
Securities Lending Collateral	8.4
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	(8.3)
100.0

At March 31, 2007, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	42	$15,027,600	$14,827,918	Jun-2007	$199,682

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Common Stock Fund, March 31, 2007 (Unaudited)

Common Stocks – 97.6%

	Shares	Value ($)
Consumer Discretionary – 13.5%
Hotels, Restaurants & Leisure – 0.7%
Hilton Hotels Corp.	90,000	3,236,400
Hotels, Restaurants & Leisure Total		3,236,400
Media – 4.9%
News Corp., Class A	310,900	7,188,008
Omnicom Group, Inc.	67,400	6,900,412
Time Warner, Inc.	360,500	7,109,060
Media Total		21,197,480
Multiline Retail – 2.6%
Kohl's Corp. (a)	61,300	4,696,193
Target Corp.	108,400	6,423,784
Multiline Retail Total		11,119,977
Specialty Retail – 1.8%
Office Depot, Inc. (a)	127,900	4,494,406
Urban Outfitters, Inc. (a)	123,800	3,281,938
Specialty Retail Total		7,776,344
Textiles, Apparel & Luxury Goods – 3.5%
Coach, Inc. (a)	110,700	5,540,535
NIKE, Inc., Class B	89,200	9,478,392
Textiles, Apparel & Luxury Goods Total		15,018,927
Consumer Discretionary Total		58,349,128
Consumer Staples – 6.2%
Beverages – 2.9%
Coca-Cola Co.	210,660	10,111,680
Hansen Natural Corp. (a)(b)	61,500	2,329,620
Beverages Total		12,441,300
Household Products – 1.4%
Colgate-Palmolive Co.	90,020	6,012,436
Household Products Total		6,012,436
Personal Products – 0.9%
Herbalife Ltd. (a)(b)	102,800	4,028,732
Personal Products Total		4,028,732
Tobacco – 1.0%
Altria Group, Inc.	46,800	4,109,508
Tobacco Total		4,109,508
Consumer Staples Total		26,591,976
Energy – 8.4%
Energy Equipment & Services – 2.7%
Halliburton Co. (b)	183,900	5,836,986
Transocean, Inc. (a)	39,990	3,267,183
Weatherford International Ltd. (a)	58,800	2,651,880
Energy Equipment & Services Total		11,756,049

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.7%
Anadarko Petroleum Corp.	110,000	4,727,800
Apache Corp.	85,900	6,073,130
ConocoPhillips	109,200	7,463,820
Devon Energy Corp.	87,910	6,085,130
Oil, Gas & Consumable Fuels Total		24,349,880
Energy Total		36,105,929
Financials – 20.1%
Capital Markets – 1.2%
Charles Schwab Corp.	292,400	5,347,996
Capital Markets Total		5,347,996
Commercial Banks – 2.2%
Wachovia Corp.	171,255	9,427,588
Commercial Banks Total		9,427,588
Consumer Finance – 1.2%
American Express Co.	95,840	5,405,376
Consumer Finance Total		5,405,376
Diversified Financial Services – 7.3%
Citigroup, Inc.	329,189	16,900,563
JPMorgan Chase & Co.	302,272	14,623,920
Diversified Financial Services Total		31,524,483
Insurance – 7.7%
Ambac Financial Group, Inc.	62,600	5,408,014
American International Group, Inc.	136,080	9,147,297
Berkshire Hathaway, Inc., Class B (a)	3,039	11,061,960
Unum Group (b)	322,490	7,426,945
Insurance Total		33,044,216
Thrifts & Mortgage Finance – 0.5%
Washington Mutual, Inc. (b)	52,900	2,136,102
Thrifts & Mortgage Finance Total		2,136,102
Financials Total		86,885,761
Health Care – 19.5%
Biotechnology – 2.7%
Amgen, Inc. (a)	41,600	2,324,608
Genentech, Inc. (a)	53,900	4,426,268
MedImmune, Inc. (a)	136,740	4,975,969
Biotechnology Total		11,726,845
Health Care Equipment & Supplies – 5.5%
Baxter International, Inc.	114,400	6,025,448
Medtronic, Inc.	109,600	5,376,976
Stryker Corp. (b)	73,400	4,867,888
Zimmer Holdings, Inc. (a)	89,200	7,618,572
Health Care Equipment & Supplies Total		23,888,884

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care Providers & Services – 5.3%
Cardinal Health, Inc.	102,980	7,512,391
McKesson Corp.	130,610	7,645,909
UnitedHealth Group, Inc.	140,600	7,447,582
Health Care Providers & Services Total		22,605,882
Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific, Inc. (a)	104,350	4,878,363
Life Sciences Tools & Services Total		4,878,363
Pharmaceuticals – 4.9%
Abbott Laboratories	215,187	12,007,435
Johnson & Johnson	74,590	4,494,793
Warner Chilcott Ltd., Class A (a)	315,488	4,672,377
Pharmaceuticals Total		21,174,605
Health Care Total		84,274,579
Industrials – 9.8%
Aerospace & Defense – 1.6%
Honeywell International, Inc.	148,650	6,846,819
Aerospace & Defense Total		6,846,819
Airlines – 0.4%
UAL Corp. (a)(b)	50,000	1,908,500
Airlines Total		1,908,500
Industrial Conglomerates – 4.7%
General Electric Co.	397,840	14,067,622
Tyco International Ltd.	198,200	6,253,210
Industrial Conglomerates Total		20,320,832
Machinery – 1.2%
Caterpillar, Inc.	78,200	5,241,746
Machinery Total		5,241,746
Road & Rail – 1.9%
Union Pacific Corp.	78,510	7,972,691
Road & Rail Total		7,972,691
Industrials Total		42,290,588
Information Technology – 19.0%
Communications Equipment – 4.4%
Alcatel-Lucent, ADR	328,100	3,878,142
Cisco Systems, Inc. (a)	402,300	10,270,719
QUALCOMM, Inc.	111,600	4,760,856
Communications Equipment Total		18,909,717
Computers & Peripherals – 1.4%
Hewlett-Packard Co.	148,400	5,956,776
Computers & Peripherals Total		5,956,776

	Shares	Value ($)
Internet Software & Services – 6.6%
eBay, Inc. (a)	374,500	12,414,675
Google, Inc., Class A (a)	15,600	7,147,296
VeriSign, Inc. (a)	267,000	6,707,040
Yahoo!, Inc. (a)	72,400	2,265,396
Internet Software & Services Total		28,534,407
Semiconductors & Semiconductor Equipment – 1.7%
Intersil Corp., Class A	100,900	2,672,841
Texas Instruments, Inc.	154,000	4,635,400
Semiconductors & Semiconductor Equipment Total		7,308,241
Software – 4.9%
Microsoft Corp.	546,020	15,217,577
Oracle Corp. (a)	326,740	5,923,796
Software Total		21,141,373
Information Technology Total		81,850,514
Telecommunication Services – 1.1%
Diversified Telecommunication Services – 1.1%
Verizon Communications, Inc.	129,100	4,895,472
Diversified Telecommunication Services Total		4,895,472
Telecommunication Services Total		4,895,472
Total Common Stocks (Cost of $350,974,419)		421,243,947
Securities Lending Collateral – 5.4%
State Street Navigator Securities Lending Prime Portfolio (c)	23,459,468	23,459,468
Total Securities Lending Collateral (Cost of $23,459,468)		23,459,468
Short-Term Obligation – 2.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.060%, collateralized by a U.S. Treasury Bond maturing 04/15/10, market value of $9,438,538 (repurchase proceeds $9,253,900)	9,250,000	9,250,000
Total Short-Term Obligation (Cost of $9,250,000)		9,250,000
Total Investments – 105.1% (Cost of $383,683,887) (d)		453,953,415
Other Assets & Liabilities, Net – (5.1)%		(22,372,056)
Net Assets – 100.0%		$431,581,359

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund, March 31, 2007 (Unaudited)

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2007. The aggregate market value of securities on loan at March 31, 2007 is $22,550,133.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $383,683,887.

At March 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	20.1
Health Care	19.5
Information Technology	19.0
Consumer Discretionary	13.5
Industrials	9.8
Energy	8.4
Consumer Staples	6.2
Telecommunication Services	1.1
97.6
Securities Lending Collateral	5.4
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	(5.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund, March 31, 2007 (Unaudited)

Common Stocks – 97.0%

	Shares	Value ($)
Consumer Discretionary – 14.9%
Auto Components – 0.8%
Cooper Tire & Rubber Co.	209,120	3,824,805
Dorman Products, Inc. (a)	430,921	4,981,447
Hawk Corp., Class A (a)	113,223	1,120,907
Auto Components Total		9,927,159
Automobiles – 0.0%
Winnebago Industries, Inc.	11,660	392,126
Automobiles Total		392,126
Distributors – 0.3%
Keystone Automotive Industries, Inc. (a)	109,200	3,680,040
Distributors Total		3,680,040
Diversified Consumer Services – 1.1%
Nobel Learning Communities, Inc. (a)	201,500	3,050,710
Pre-Paid Legal Services, Inc. (a)	7,610	381,337
Regis Corp.	252,800	10,205,536
Diversified Consumer Services Total		13,637,583
Hotels, Restaurants & Leisure – 2.4%
Buca, Inc. (a)	364,550	2,005,025
CEC Entertainment, Inc. (a)	166,330	6,909,348
Friendly Ice Cream Corp. (a)	93,800	1,394,806
Gaylord Entertainment Co. (a)	36,800	1,945,616
Morgans Hotel Group Co. (a)	244,200	5,130,642
Multimedia Games, Inc. (a)	14,370	171,003
O'Charleys, Inc. (a)	367,905	7,096,888
Ruby Tuesday, Inc.	153,650	4,394,390
Sonic Corp. (a)	10,580	235,722
Steak n Shake Co. (a)	147,150	2,467,706
Hotels, Restaurants & Leisure Total		31,751,146
Household Durables – 0.5%
American Greetings Corp., Class A	14,430	334,920
Blyth Industries, Inc.	14,600	308,206
Jarden Corp. (a)	132,825	5,087,198
Tempur-Pedic International, Inc.	19,090	496,149
Household Durables Total		6,226,473
Internet & Catalog Retail – 0.4%
Valuevision Media, Inc., Class A (a)	398,350	4,923,606
Varsity Group, Inc. (a)	313,300	476,216
Internet & Catalog Retail Total		5,399,822
Leisure Equipment & Products – 1.8%
Callaway Golf Co.	356,700	5,621,592
Oakley, Inc.	9,700	195,358

	Shares	Value ($)
Polaris Industries, Inc.	2,690	129,066
RC2 Corp. (a)	266,000	10,743,740
Steinway Musical Instruments, Inc.	200,600	6,473,362
Leisure Equipment & Products Total		23,163,118
Media – 1.8%
Catalina Marketing Corp.	208,250	6,576,535
Cox Radio, Inc., Class A (a)	10,060	137,319
Journal Register Co.	406,650	2,423,634
Lodgenet Entertainment Corp. (a)	2,200	67,584
Marvel Entertainment, Inc. (a)	13,520	375,180
Regent Communications, Inc. (a)	816,698	2,629,768
Scholastic Corp. (a)	218,100	6,782,910
Sinclair Broadcast Group, Inc., Class A	277,550	4,288,147
Valassis Communications, Inc. (a)	5,000	85,950
Media Total		23,367,027
Multi-Line Retail – 0.0%
Big Lots, Inc. (a)	10,890	340,639
Multi-Line Retail Total		340,639
Specialty Retail – 4.8%
Aaron Rents, Inc.	8,000	211,520
Aeropostale, Inc. (a)	12,650	508,910
Buckle, Inc.	249,825	8,918,752
Cato Corp., Class A	8,690	203,259
Dress Barn, Inc. (a)	5,140	106,963
DSW, Inc., Class A (a)	8,770	370,182
Guitar Center, Inc. (a)	121,200	5,468,544
HOT Topic, Inc. (a)	269,600	2,992,560
Lithia Motors, Inc., Class A	345,600	9,472,896
Maidenform Brands, Inc. (a)	10,370	239,236
Monro Muffler, Inc.	215,046	7,548,115
Payless Shoesource, Inc. (a)	205,600	6,825,920
Rent-A-Center, Inc. (a)	314,200	8,791,316
Stage Stores, Inc.	437,175	10,190,549
Specialty Retail Total		61,848,722
Textiles, Apparel & Luxury Goods – 1.0%
Ashworth, Inc. (a)	290,100	2,196,057
K-Swiss, Inc., Class A	4,820	130,236
Phillips-Van Heusen Corp.	82,800	4,868,640
Quiksilver, Inc. (a)	370,500	4,297,800
Rocky Brands, Inc. (a)	130,150	1,483,710
Wolverine World Wide, Inc.	8,520	243,417
Textiles, Apparel & Luxury Goods Total		13,219,860
Consumer Discretionary Total		192,953,715

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples – 2.1%
Food & Staples Retailing – 0.7%
Casey's General Stores, Inc.	239,620	5,992,896
Ingles Markets, Inc.	4,930	201,341
Topps Co., Inc.	266,268	2,588,125
Food & Staples Retailing Total		8,782,362
Food Products – 0.7%
Corn Products International, Inc.	229,550	8,169,684
Imperial Sugar Co.	11,610	389,283
J & J Snack Foods Corp.	3,110	122,814
Lancaster Colony Corp.	3,040	134,338
Food Products Total		8,816,119
Household Products – 0.6%
Central Garden & Pet Co. (a)	491,100	7,230,629
Spectrum Brands, Inc. (a)	237,950	1,506,224
Household Products Total		8,736,853
Personal Products – 0.1%
Mannatech, Inc.	18,050	289,883
NBTY, Inc. (a)	7,130	378,175
Personal Products Total		668,058
Consumer Staples Total		27,003,392
Energy – 3.6%
Energy Equipment & Services – 2.5%
Grey Wolf, Inc. (a)	53,030	355,301
Gulfmark Offshore, Inc. (a)	213,155	9,304,216
Newpark Resources, Inc. (a)	650,910	4,588,915
Oceaneering International, Inc. (a)	201,900	8,504,028
Superior Well Services, Inc. (a)	127,950	2,923,658
Tetra Technologies, Inc. (a)	256,700	6,343,057
TriCo Marine Services, Inc. (a)	4,470	166,552
Energy Equipment & Services Total		32,185,727
Oil, Gas & Consumable Fuels – 1.1%
Alon USA Energy, Inc.	6,460	233,852
Bill Barrett Corp. (a)	3,610	117,000
Foundation Coal Holdings, Inc.	27,950	959,803
GeoMet, Inc. (a)	153,900	1,357,398
Gulfport Energy Corp. (a)	7,600	101,536
Kodiak Oil & Gas Corp. (a)	201,300	1,050,786
Markwest Hydrocarbon, Inc.	6,790	420,980
Petroquest Energy, Inc. (a)	153,800	1,797,922
USEC, Inc. (a)	21,890	355,712
Warren Resources, Inc. (a)	99,800	1,300,394
Western Refining, Inc.	14,530	566,961
Whiting Petroleum Corp. (a)	141,300	5,568,633
Oil, Gas & Consumable Fuels Total		13,830,977
Energy Total		46,016,704

	Shares	Value ($)
Financials – 10.6%
Capital Markets – 0.5%
MCG Capital Corp.	7,369	138,243
Piper Jaffray Companies, Inc. (a)	5,210	322,707
SWS Group, Inc.	6,300	156,303
Waddell & Reed Financial, Inc., Class A	269,050	6,274,246
Capital Markets Total		6,891,499
Commercial Banks – 1.6%
Camden National Corp.	4,760	206,584
Central Pacific Financial Corp.	6,510	238,071
First Community Bancshares, Inc.	5,110	199,290
Frontier Financial Corp.	5,960	148,702
Harleysville National Corp.	7,220	128,660
Independent Bank Corp.	3,920	129,125
Nara Bancorp, Inc.	9,270	162,318
Oriental Financial Group	470,590	5,543,550
S&T Bancorp, Inc.	4,500	148,680
Sterling Financial Corp.	6,830	213,028
Taylor Capital Group, Inc.	204,757	7,166,495
UMB Financial Corp.	151,500	5,720,640
Commercial Banks Total		20,005,143
Consumer Finance – 0.3%
Advanta Corp., Class B	3,040	133,274
QC Holdings, Inc.	240,502	3,196,271
World Acceptance Corp. (a)	4,340	173,383
Consumer Finance Total		3,502,928
Diversified Financial Services – 0.0%
International Securities Exchange Holdings, Inc.	9,010	439,688
Diversified Financial Services Total		439,688
Insurance – 3.4%
Argonaut Group, Inc. (a)	9,820	317,775
Commerce Group, Inc.	11,960	359,278
Darwin Professional Underwriters, Inc. (a)	105,420	2,651,313
Delphi Financial Group, Inc., Class A	5,970	240,173
First Mercury Financial Corp. (a)	69,887	1,436,178
Fpic Insurance Group, Inc. (a)	6,310	281,868
Harleysville Group, Inc.	4,020	130,610
Hilb Rogal & Hobbs Co.	69,350	3,401,618
Horace Mann Educators Corp.	211,350	4,343,243
Midland Co.	148,965	6,319,095
National Interstate Corp.	48,612	1,252,245
Navigators Group, Inc. (a)	122,750	6,158,367
NYMAGIC, Inc.	92,250	3,768,413
Odyssey Re Holdings Corp.	12,840	504,740

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Ohio Casualty Corp.	233,900	7,005,305
Phoenix Companies, Inc.	172,700	2,397,076
RAM Holdings Ltd. (a)	198,000	3,019,500
Insurance Total		43,586,797
Real Estate Investment Trusts (REITs) – 3.4%
Acadia Realty Trust	196,850	5,131,880
Anthracite Capital, Inc.	27,660	331,920
Arbor Realty Trust, Inc.	7,870	239,563
Ashford Hospitality Trust, Inc.	370,567	4,424,570
Capital Trust, Inc.	5,460	248,812
Cousins Properties, Inc.	11,120	365,403
DiamondRock Hospitality Co.	351,460	6,677,740
Entertainment Properties Trust	1,060	63,865
Equity One, Inc.	6,570	174,105
First Potomac Realty Trust	289,000	8,256,730
Getty Realty Corp.	4,620	132,779
Glimcher Realty Trust	5,830	157,527
Gramercy Capital Corp.	232,100	7,120,828
Highland Hospitality Corp.	145,600	2,591,680
Innkeepers USA Trust, Inc.	426,350	6,940,978
LTC Properties, Inc.	5,330	138,100
Newcastle Investment Corp.	3,020	83,745
OMEGA Healthcare Investors, Inc.	12,140	208,201
Potlatch Corp.	7,780	356,168
PS Business Parks, Inc.	2,320	163,606
Redwood Trust, Inc.	3,380	176,368
Saul Centers, Inc.	4,490	255,481
Real Estate Investment Trusts (REITs) Total		44,240,049
Thrifts & Mortgage Finance – 1.4%
Coastal Financial Corp.	690	10,785
Dime Community Bancshares	275,850	3,649,495
First Niagara Financial Group, Inc.	162,600	2,261,766
FirstFed Financial Corp. (a)	3,300	187,539
Flagstar BanCorp, Inc.	224,600	2,683,970
Jefferson Bancshares, Inc.	266,400	3,404,592
NewAlliance Bancshares, Inc.	385,900	6,255,439
Thrifts & Mortgage Finance Total		18,453,586
Financials Total		137,119,690
Health Care – 16.7%
Biotechnology – 0.4%
BioMarin Pharmaceuticals, Inc. (a)	265,900	4,589,434
Savient Pharmaceuticals, Inc. (a)	28,300	340,166
United Therapeutics Corp. (a)	2,070	111,325
Biotechnology Total		5,040,925

	Shares	Value ($)
Health Care Equipment & Supplies – 7.3%
Analogic Corp.	139,350	8,762,328
Cooper Companies, Inc.	108,000	5,250,960
Criticare Systems, Inc. (a)	281,400	1,086,204
Cytyc Corp. (a)	110,050	3,764,810
Datascope Corp.	223,200	8,077,608
Greatbatch, Inc. (a)	65,050	1,658,775
Haemonetics Corp. (a)	59,500	2,781,625
Immucor, Inc. (a)	4,670	137,438
Invacare Corp.	517,183	9,019,672
Langer, Inc. (a)	320,769	1,732,153
Lifecore Biomedical, Inc. (a)	261,500	4,908,355
Meridian Bioscience, Inc.	11,760	326,458
PolyMedica Corp.	250,321	10,596,088
STAAR Surgical Co. (a)	658,400	3,627,784
STERIS Corp.	3,690	98,006
Strategic Diagnostics, Inc. (a)	646,450	3,309,824
SurModics, Inc. (a)	60,159	2,165,724
Symmetry Medical, Inc. (a)	365,475	5,968,207
Thoratec Corp. (a)	248,950	5,203,055
Viasys Healthcare, Inc. (a)	177,600	6,036,624
West Pharmaceutical Services, Inc.	201,482	9,354,809
Zoll Medical Corp. (a)	4,960	132,184
Health Care Equipment & Supplies Total		93,998,691
Health Care Providers & Services – 5.3%
Air Methods Corp. (a)	166,011	3,987,584
Alliance Imaging, Inc. (a)	28,010	244,527
AMERIGROUP Corp. (a)	7,650	232,560
Apria Healthcare Group, Inc. (a)	13,170	424,732
Centene Corp. (a)	6,370	133,706
Corvel Corp. (a)	1,750	52,938
Healthspring, Inc. (a)	13,680	322,164
Healthways, Inc. (a)	6,780	316,965
HMS Holdings Corp. (a)	176,600	3,867,540
inVentiv Health, Inc. (a)	9,760	373,710
LHC Group, Inc. (a)	7,860	254,900
LifePoint Hospitals, Inc. (a)	185,998	7,108,844
Magellan Health Services, Inc. (a)	152,000	6,384,000
Pediatrix Medical Group, Inc. (a)	138,000	7,874,280
Providence Service Corp. (a)	445,491	10,567,047
PSS World Medical, Inc. (a)	259,962	5,495,597
Res-Care, Inc. (a)	1,051,675	18,404,312
U.S. Physical Therapy, Inc. (a)	199,550	2,777,736
Health Care Providers & Services Total		68,823,142
Health Care Technology – 0.2%
Mediware Information Systems (a)	314,600	2,850,276
Health Care Technology Total		2,850,276

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Life Sciences Tools & Services – 0.9%
Cambrex Corp.	479,300	11,790,780
PharmaNet Development Group, Inc. (a)	14,700	382,200
Life Sciences Tools & Services Total		12,172,980
Pharmaceuticals – 2.6%
Acusphere, Inc. (a)	425,100	1,173,276
Adolor Corp. (a)	169,800	1,485,750
Bradley Pharmaceuticals, Inc. (a)	13,710	263,095
Hi-Tech Pharmacal Co., Inc. (a)	264,000	2,943,600
KV Pharmaceutical Co., Class A (a)	230,650	5,703,974
Noven Pharmaceuticals, Inc. (a)	211,400	4,904,480
Obagi Medical Products, Inc. (a)	421,400	6,207,222
Perrigo Co.	227,800	4,022,948
Sciele Pharma, Inc. (a)	9,640	228,275
Valeant Pharmaceuticals International	371,026	6,415,040
Pharmaceuticals Total		33,347,660
Health Care Total		216,233,674
Industrials – 19.2%
Aerospace & Defense – 3.8%
Armor Holdings, Inc. (a)	429,588	28,924,160
K&F Industries Holdings, Inc. (a)	180,300	4,855,479
Ladish Co., Inc. (a)	119,600	4,501,744
Moog, Inc., Class A (a)	259,940	10,826,501
Stanley, Inc. (a)	34,620	540,072
Aerospace & Defense Total		49,647,956
Air Freight & Logistics – 0.0%
HUB Group, Inc., Class A (a)	11,270	326,717
Air Freight & Logistics Total		326,717
Building Products – 0.4%
American Woodmark Corp.	4,580	168,361
NCI Building Systems, Inc. (a)	96,036	4,584,759
Building Products Total		4,753,120
Commercial Services & Supplies – 5.8%
Consolidated Graphics, Inc. (a)	71,003	5,257,772
Danka Business Systems PLC, ADR (a)	1,572,223	1,698,001
Deluxe Corp.	13,830	463,720
FTI Consulting, Inc. (a)	454,900	15,280,091
G&K Services, Inc., Class A	91,970	3,336,672
Heidrick & Struggles International, Inc. (a)	7,170	347,387
Herman Miller, Inc.	7,566	253,385

	Shares	Value ($)
John H. Harland Co.	6,950	356,048
Kforce, Inc. (a)	962,004	13,246,795
Knoll, Inc.	9,520	226,862
Labor Ready, Inc. (a)	12,940	245,731
Layne Christensen Co. (a)	5,320	193,754
McGrath Rentcorp	199,518	6,318,735
Nashua Corp. (a)	125,208	1,114,351
Navigant Consulting, Inc. (a)	153,800	3,039,088
Rollins, Inc.	6,570	151,176
Spherion Corp. (a)	272,200	2,400,804
TeleTech Holdings, Inc. (a)	15,410	565,393
Tetra Tech, Inc. (a)	348,072	6,634,252
Unifirst Corp.	350,113	13,433,836
Watson Wyatt Worldwide, Inc., Class A	6,480	315,252
Commercial Services & Supplies Total		74,879,105
Construction & Engineering – 2.2%
Chicago Bridge & Iron Co., NV, N.Y. Registered Shares	301,400	9,268,050
EMCOR Group, Inc. (a)	277,188	16,348,548
Granite Construction, Inc.	6,560	362,506
Sterling Construction Co., Inc. (a)	151,420	2,886,065
Construction & Engineering Total		28,865,169
Electrical Equipment – 1.9%
Baldor Electric Co.	127,210	4,800,905
BTU International, Inc. (a)	296,389	2,963,890
General Cable Corp. (a)	41,900	2,238,717
GrafTech International Ltd. (a)	418,200	3,797,256
II-VI, Inc. (a)	6,890	233,227
LSI Industries, Inc.	658,068	11,016,058
Woodward Governor Co.	5,730	235,904
Electrical Equipment Total		25,285,957
Industrial Conglomerates – 0.0%
Tredegar Corp.	9,170	208,984
Industrial Conglomerates Total		208,984
Machinery – 3.2%
Albany International Corp., Class A	405,948	14,589,771
Briggs & Stratton Corp.	69,200	2,134,820
CIRCOR International, Inc.	63,129	2,253,705
Dynamic Materials Corp.	10,142	331,846
Flanders Corp. (a)	444,456	3,222,306
Gorman-Rupp Co.	1,980	63,420
Key Technology, Inc. (a)	259,265	4,096,387
Lydall, Inc. (a)	169,538	2,693,959
Middleby Corp. (a)	1,780	234,675
Nordson Corp.	123,350	5,730,841
Oshkosh Truck Corp.	58,450	3,097,850

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Wabtec Corp.	11,900	410,431
Watts Water Technologies, Inc., Class A	55,064	2,094,084
Machinery Total		40,954,095
Marine – 0.0%
Horizon Lines, Inc., Class A	3,450	113,229
Marine Total		113,229
Road & Rail – 1.5%
Arkansas Best Corp.	142,550	5,067,652
Frozen Food Express Industries	160,500	1,335,360
Kansas City Southern (a)	245,295	8,727,596
Werner Enterprises, Inc.	234,075	4,253,143
Road & Rail Total		19,383,751
Trading Companies & Distributors – 0.4%
Rush Enterprises, Inc., Class A (a)	108,700	2,088,127
Rush Enterprises, Inc., Class B (a)	144,650	2,619,612
Trading Companies & Distributors Total		4,707,739
Industrials Total		249,125,822
Information Technology – 20.9%
Communications Equipment – 1.8%
ADC Telecommunications, Inc. (a)	360,300	6,031,422
ADTRAN, Inc.	221,030	5,382,081
Arris Group, Inc. (a)	27,880	392,550
Bookham, Inc. (a)	496,300	1,126,601
EFJ, Inc. (a)	188,597	1,007,108
Interdigital Communications Corp. (a)	10,890	344,886
Loral Space & Communications, Inc. (a)	6,170	313,930
Performance Technologies, Inc. (a)(b)	751,700	3,766,017
Sirenza Microdevices, Inc. (a)	485,000	4,180,700
UTStarcom, Inc. (a)	38,040	315,352
Communications Equipment Total		22,860,647
Computers & Peripherals – 1.9%
Hypercom Corp. (a)	531,600	3,168,336
Imation Corp.	213,650	8,627,187
Mobility Electronics, Inc. (a)	519,700	1,616,267
Presstek, Inc. (a)	489,950	2,964,197
Rimage Corp. (a)	199,248	5,162,516
STEC, Inc. (a)	413,900	2,913,856
Computers & Peripherals Total		24,452,359

	Shares	Value ($)
Electronic Equipment & Instruments – 4.9%
Agilysys, Inc.	229,989	5,167,853
Benchmark Electronics, Inc. (a)	1,173,470	24,243,890
CTS Corp.	6,610	91,350
Excel Technology, Inc. (a)	145,800	3,984,714
FARO Technologies, Inc. (a)	249,016	7,189,092
Keithley Instruments, Inc.	334,690	5,117,410
LeCroy Corp. (a)	165,800	1,384,430
Merix Corp. (a)	393,100	3,231,282
Methode Electronics, Inc., Class A	20,040	295,991
MTS Systems Corp.	2,520	97,877
Paxar Corp. (a)	115,364	3,310,947
Plexus Corp. (a)	269,200	4,616,780
Technitrol, Inc.	204,860	5,365,283
Electronic Equipment & Instruments Total		64,096,899
Internet Software & Services – 1.2%
24/7 Real Media, Inc. (a)	165,500	1,328,965
EarthLink, Inc. (a)	529,400	3,891,090
S1 Corp. (a)	408,650	2,451,900
Selectica, Inc. (a)	868,975	1,685,812
Travelzoo, Inc. (a)	12,320	453,006
Tumbleweed Communications Corp. (a)	788,800	2,413,728
United Online, Inc.	23,940	335,878
webMethods, Inc. (a)	446,920	3,213,355
Internet Software & Services Total		15,773,734
IT Services – 2.2%
Analysts International Corp. (a)	1,040,200	2,028,390
Computer Task Group, Inc. (a)	900,200	4,059,902
Covansys Corp. (a)	13,980	345,026
CSG Systems International, Inc. (a)	11,830	295,987
Inforte Corp. (a)	495,900	1,720,773
infoUSA, Inc.	374,600	3,603,652
Integral Systems, Inc.	215,050	5,197,758
Mantech International Corp., Class A (a)	5,370	179,412
NCI, Inc., Class A (a)	183,685	2,709,354
Startek, Inc.	281,878	2,759,586
SYKES Enterprises, Inc. (a)	19,310	352,214
Syntel, Inc.	11,460	397,089
TNS, Inc.	301,200	4,846,308
Tyler Technologies, Inc. (a)	13,690	173,863
IT Services Total		28,669,314
Semiconductors & Semiconductor Equipment – 3.6%
Actel Corp. (a)	10,550	174,286
Advanced Energy Industries, Inc. (a)	16,920	355,997

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
AMIS Holdings, Inc. (a)	17,950	196,553
Amkor Technology, Inc. (a)	30,740	383,635
ATMI, Inc. (a)	273,879	8,372,481
Cirrus Logic, Inc. (a)	486,300	3,725,058
Exar Corp. (a)	168,529	2,231,324
Fairchild Semiconductor International, Inc. (a)	572,250	9,568,020
hifn, Inc. (a)	494,700	3,002,829
Intevac, Inc. (a)	8,680	228,892
IXYS Corp. (a)	263,250	2,693,047
Micrel, Inc. (a)	26,517	292,217
ON Semiconductor Corp. (a)	815,750	7,276,490
Pericom Semiconductor Corp. (a)	390,060	3,814,787
Photronics, Inc. (a)	14,640	227,652
Ultratech, Inc. (a)	245,446	3,340,520
Varian Semiconductor Equipment Associates, Inc. (a)	7,180	383,268
Semiconductors & Semiconductor Equipment Total		46,267,056
Software – 5.3%
Bottomline Technologies, Inc. (a)	210,400	2,293,360
Epicor Software Corp. (a)	266,700	3,709,797
eSpeed, Inc., Class A (a)	22,450	213,275
Jack Henry & Associates, Inc.	4,400	105,820
Lawson Software, Inc. (a)	707,156	5,720,892
Manhattan Associates, Inc. (a)	3,540	97,102
MapInfo Corp. (a)	221,850	4,465,841
Mentor Graphics Corp. (a)	287,550	4,698,567
MicroStrategy, Inc., Class A (a)	1,910	241,405
MSC.Software Corp. (a)	486,415	6,688,206
PLATO Learning, Inc. (a)	649,050	2,726,010
Progress Software Corp. (a)	279,600	8,723,520
ProQuest Co. (a)	499,800	4,498,200
SafeNet, Inc. (a)	293,300	8,300,390
Sonic Solutions (a)	337,700	4,761,570
Sybase, Inc. (a)	443,350	11,207,888
Software Total		68,451,843
Information Technology Total		270,571,852
Materials – 5.7%
Chemicals – 3.5%
Airgas, Inc.	52,100	2,196,015
Albemarle Corp.	129,820	5,366,759
Georgia Gulf Corp.	16,340	264,871
H.B. Fuller Co.	473,120	12,901,982
OM Group, Inc. (a)	5,160	230,549
Pioneer Companies, Inc. (a)	6,480	179,107
Sensient Technologies Corp.	404,700	10,433,166

	Shares	Value ($)
Spartech Corp.	458,660	13,457,085
Chemicals Total		45,029,534
Containers & Packaging – 0.8%
AptarGroup, Inc.	1,780	119,135
Greif, Inc., Class A	92,022	10,224,565
Containers & Packaging Total		10,343,700
Metals & Mining – 1.0%
AK Steel Holding Corp. (a)	7,940	185,717
Cleveland-Cliffs, Inc.	7,960	509,519
Northwest Pipe Co. (a)	197,630	7,871,603
Reliance Steel & Aluminum Co.	91,400	4,423,760
Metals & Mining Total		12,990,599
Paper & Forest Products – 0.4%
Glatfelter Co.	322,840	4,813,544
Schweitzer-Mauduit International, Inc.	5,200	129,220
Wausau Paper Corp.	20,420	293,231
Paper & Forest Products Total		5,235,995
Materials Total		73,599,828
Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.7%
Alaska Communications Systems Group, Inc.	6,770	99,857
Citizens Communications Co.	4,685	70,041
CT Communications, Inc.	8,860	213,526
General Communication, Inc., Class A (a)	203,790	2,853,060
Premiere Global Services, Inc. (a)	486,450	5,457,969
SureWest Communications	6,040	150,215
Diversified Telecommunication Services Total		8,844,668
Wireless Telecommunication Services – 0.2%
LCC International, Inc., Class A (a)	546,150	2,299,291
Wireless Telecommunication Services Total		2,299,291
Telecommunication Services Total		11,143,959
Utilities – 2.4%
Electric Utilities – 0.2%
El Paso Electric Co. (a)	9,190	242,157
IDACORP, Inc.	37,150	1,257,156
Otter Tail Corp.	12,920	442,381
Westar Energy, Inc.	5,320	146,406
Electric Utilities Total		2,088,100

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Gas Utilities – 1.3%
New Jersey Resources Corp.	119,927	6,002,346
Nicor, Inc.	4,640	224,669
Northwest Natural Gas Co.	95,400	4,356,918
South Jersey Industries, Inc.	171,087	6,509,860
Southwest Gas Corp.	2,650	103,006
Gas Utilities Total		17,196,799
Independent Power Producers & Energy Traders – 0.0%
Black Hills Corp.	5,950	218,781
Independent Power Producers & Energy Traders Total		218,781
Water Utilities – 0.9%
American States Water Co.	131,650	4,853,935
Aqua America, Inc.	41,275	926,624
California Water Service Group	152,900	5,859,128
Water Utilities Total		11,639,687
Utilities Total		31,143,367
Total Common Stocks (Cost of $948,733,096)		1,254,912,003
Investment Companies – 0.7%
iShares Russell 2000 Index Fund	80,000	6,360,800
Prospect Energy Corp.	116,869	2,003,135
Total Investment Companies (Cost of $8,106,124)		8,363,935
Short-Term Obligation – 3.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due 04/02/07 at 5.060%, collateralized by U.S. Treasury Obligations with various maturities to 05/31/11, market value of $40,166,413 (repurchase proceeds $39,394,604)	39,378,000	39,378,000
Total Short-Term Obligation (Cost of $39,378,000)		39,378,000
Total Investments – 100.7% (Cost of $996,217,220)(c)		1,302,653,938
Other Assets & Liabilities, Net – (0.7)%		(8,828,245)
Net Assets – 100.0%		$1,293,825,693

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the six months ended March 31, 2007:
Security name: Performance Technologies, Inc.

Shares as of 09/30/06:	751,700
Shares purchased:	–
Shares sold:	–
Shares as of 03/31/07:	751,700
Net realized gain or loss:	$–
Dividend income earned:	$–
Value at end of period:	$3,766,017

(c)  Cost for federal income tax purposes is $996,217,220.

At March 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	20.9
Industrials	19.2
Health Care	16.7
Consumer Discretionary	14.9
Financials	10.6
Materials	5.7
Energy	3.6
Utilities	2.4
Consumer Staples	2.1
Telecommunication Services	0.9
97.0
Investment Companies	0.7
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	(0.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Equity Funds

March 31, 2007 (Unaudited)

	($)	($)	($)	($)	($)
	Asset Allocation Fund	Large Cap Growth Fund	Disciplined Value Fund	Common Stock Fund	Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	327,624,913	1,658,678,962	451,155,052	383,683,887	989,514,964
Affiliated investments, at identified cost	—	—	—	—	6,702,256
Total investments, at identified cost	327,624,913	1,658,678,962	451,155,052	383,683,887	996,217,220
Unaffiliated investments, at value	364,084,482	1,861,298,566	535,536,157	453,953,415	1,298,887,921
Affiliated investments, at value	—	—	—	—	3,766,017
Total investments, at value (including securities on loan of $20,737,736, $74,884,182, $40,175,765, 22,550,133 and $—, respectively)	364,084,482	1,861,298,566	535,536,157	453,953,415	1,302,653,938
Cash	153,841	664	208	471	—
Foreign currency (cost of $76,249 $—, $— $— and $—, respectively)	76,263	—	—	—	—
Receivable for:
Investments sold	7,962,784	23,925,851	—	5,653,528	7,606,636
Fund shares sold	47,139	797,565	1,176,862	67,062	389,472
Interest	1,124,539	4,185	3,904	2,600	11,070
Dividends	353,147	1,279,690	651,832	387,797	997,872
Foreign tax reclaim	24,708	—	—	—	1,559
Securities lending income	2,088	5,209	7,573	1,618	—
Expense reimbursement due from Investment Advisor	—	—	—	39,739	—
Deferred Trustees' compensation plan	51,829	209,384	45,769	56,440	78,475
Other assets	—	89	—	—	—
Total Assets	373,880,820	1,887,521,203	537,422,305	460,162,670	1,311,739,022
Liabilities
Payable to custodian bank	—	—	—	—	174,010
Net unrealized depreciation on forward
foreign currency exchange contracts	82	—	—	—	—
Collateral on securities loaned	21,203,813	76,346,069	41,298,001	23,459,468	—
Payable for:
Investments purchased	3,575,434	23,647,884	—	3,685,315	4,753,176
Fund shares repurchased	286,340	2,865,318	991,945	782,653	11,534,677
Futures variation margin	1,030	—	2,955	—	—
Investment advisory fee	192,052	751,858	287,579	256,679	784,080
Administration fee	19,796	75,282	27,525	24,568	72,184
Transfer agent fee	100,979	420,509	51,863	122,165	269,491
Pricing and bookkeeping fees	30,666	15,303	9,946	13,963	14,129
Trustees' fees	787	15,393	—	147	3,113
Distribution and service fees	59,864	302,681	51,086	53,994	149,906
Custody fee	21,010	14,220	1,937	3,233	3,830
Chief compliance officer expenses	2,417	3,750	2,857	2,718	—
Deferred Trustees' compensation plan	51,829	209,384	45,769	56,440	78,475
Other liabilities	68,854	860,966	18,696	119,968	76,258
Total Liabilities	25,614,953	105,528,617	42,790,159	28,581,311	17,913,329
Net Assets	348,265,867	1,781,992,586	494,632,146	431,581,359	1,293,825,693
Net Assets Consist of
Paid-in capital	297,876,521	1,722,909,384	389,626,058	347,237,600	887,363,365
Undistributed (overdistributed) net investment income	(189,792)	800,412	126,649	400,155	—
Accumulated net investment loss	—	—	—	—	(392,287)
Accumulated net realized gain (loss)	14,125,425	(144,336,814)	20,298,652	13,674,076	100,417,897
Unrealized appreciation (depreciation) on:
Investments	36,459,569	202,619,604	84,381,105	70,269,528	306,436,718
Foreign currency translations	2,330	—	—	—	—
Futures contracts	(8,186)	—	199,682	—	—
Net Assets	348,265,867	1,781,992,586	494,632,146	431,581,359	1,293,825,693

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Equity Funds
March 31, 2007 (Unaudited) (continued)

	Asset Allocation Fund	Large Cap Growth Fund(a)	Disciplined Value Fund	Common Stock Fund	Small Cap Core Fund
Class A
Net assets	$6,685,043	$137,081,369	$23,380,636	$10,991,390	$188,454,645
Shares outstanding	419,433	5,805,731	1,489,769	782,105	9,673,157
Net asset value per share (b)	$15.94	$23.61	$15.69	$14.05	$19.48
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$16.91	$25.05	$16.65	$14.91	$20.67
Class B
Net assets	$6,430,409	$193,609,677	$6,884,295	$4,964,270	$39,026,770
Shares outstanding	403,437	8,700,805	462,436	371,996	2,129,850
Net asset value and offering price per share (b)	$15.94	$22.25	$14.89	$13.34	$18.32
Class C
Net assets	$1,390,441	$30,789,588	$4,410,007	$1,049,960	$45,083,947
Shares outstanding	87,213	1,382,975	296,913	78,626	2,458,067
Net asset value and offering price per share (b)	$15.94	$22.26	$14.85	$13.35	$18.34
Class E
Net assets	—	$15,328,593	—	—	—
Shares outstanding	—	649,425	—	—	—
Net asset value and offering price per share (b)	—	$23.60	—	—	—
Maximum sales charge	—	4.50%	—	—	—
Maximum offering price per share	—	$24.72	—	—	—
Class F
Net assets	—	$3,890,006	—	—	—
Shares outstanding	—	174,876	—	—	—
Net asset value and offering price per share (b)	—	$22.24	—	—	—
Class G
Net assets	$6,811,871	$18,607,580	$1,732,778	$3,073,367	$6,080,583
Shares outstanding	427,447	862,986	116,392	232,570	335,082
Net asset value and offering price per share (b)	$15.94	$21.56	$14.89	$13.21	$18.15
Class T
Net assets	$175,395,033	$213,634,464	$141,766,130	$169,355,856	$136,495,570
Shares outstanding	10,990,548	9,106,250	9,031,538	12,128,180	7,085,586
Net asset value per share (b)	$15.96	$23.46	$15.70	$13.96	$19.26
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$16.93	$24.89	$16.65	$14.82	$20.44
Class Z
Net assets	$151,553,070	$1,169,051,309	$316,458,300	$242,146,516	$878,684,178
Shares outstanding	9,500,667	48,557,277	19,720,533	17,145,372	44,431,784
Net asset value, offering and redemption price per share	$15.95	$24.08	$16.05	$14.12	$19.78

(a) Columbia Large Cap Growth Fund's Class E and Class F shares commenced operations on September 22, 2006.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Equity Funds

For the Six Months Ended March 31, 2007 (Unaudited)

	($)	($)	($)	($)	($)
	Asset Allocation Fund	Large Cap Growth Fund	Disciplined Value Fund	Common Stock Fund	Small Cap Core Fund
Investment Income
Dividends	1,764,650	9,553,871	5,231,919	2,693,153	6,379,474
Interest	3,814,522	639,774	281,606	285,944	692,851
Securities lending	13,200	48,622	32,387	16,000	—
Foreign tax withheld	(26,963)	(1,582)	—	—	(19,777)
Total Investment Income	5,565,409	10,240,685	5,545,912	2,995,097	7,052,548
Expenses
Investment advisory fee	1,149,412	4,562,937	1,636,512	1,565,552	4,781,469
Administration fee	118,478	458,515	156,638	149,846	454,311
Distribution fee:
Class B	25,306	814,052	23,884	19,610	148,713
Class C	5,036	118,612	11,640	3,728	174,549
Class E	—	7,289	—	—	—
Class F	—	17,936	—	—	—
Class G	28,427	72,191	6,596	10,610	21,271
Service fee:
Class A	7,873	165,972	22,180	13,679	241,621
Class B	8,435	271,351	7,961	6,537	49,571
Class C	1,679	39,537	3,866	1,243	58,183
Class E	—	18,222	—	—	—
Class F	—	5,979	—	—	—
Class G	13,120	33,319	3,045	4,897	9,817
Sharesholder service fee - Class T	265,906	325,318	211,993	258,062	207,097
Transfer agent fee	299,571	1,617,402	299,229	323,333	859,203
Pricing and bookkeeping fees	98,431	79,724	60,698	62,663	80,036
Trustees' fees	13,280	48,983	14,540	15,920	40,746
Custody fee	97,625	33,742	11,298	9,979	23,282
Chief compliance officer expenses	4,811	7,500	5,608	5,431	3,750
Other expenses	146,903	420,637	136,427	167,751	251,080
Total Operating Expenses	2,284,293	9,119,218	2,612,115	2,618,841	7,404,699
Interest expense	—	6,135	—	—	—
Total Expenses	2,284,293	9,125,353	2,612,115	2,618,841	7,404,699
Expenses waived or reimbursed by Investment Advisor	—	—	—	(307,538)	—
Custody earnings credit	(1,927)	(1,959)	(251)	(2,454)	(3,442)
Net Expenses	2,282,366	9,123,394	2,611,864	2,308,849	7,401,257
Net Investment Income (Loss)	3,283,043	1,117,291	2,934,048	686,248	(348,709)

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Equity Funds

For the Six Months Ended March 31, 2007 (Unaudited) (continued)

	($)	($)	($)	($)	($)
	Asset Allocation Fund	Large Cap Growth Fund	Disciplined Value Fund	Common Stock Fund	Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Investments	17,651,684	115,726,311	21,444,895	31,340,873	123,782,956
Foreign currency transactions	181,019	—	—	—	—
Futures contracts	8,903	—	(163,711)	—	—
Net realized gain	17,841,606	115,726,311	21,281,184	31,340,873	123,782,956
Net change in unrealized appreciation (depreciation) on:
Investments	4,073,796	23,174,604	20,914,956	5,499,819	11,751,226
Foreign currency translations	(2,219)	—	—	—	—
Futures contracts	(42,225)	—	85,979	—	—
Net change in unrealized appreciation	4,029,352	23,174,604	21,000,935	5,499,819	11,751,226
Net Gain	21,870,958	138,900,915	42,282,119	36,840,692	135,534,182
Net Increase Resulting from Operations	25,154,001	140,018,206	45,216,167	37,526,940	135,185,473

See Accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets – Columbia Equity Funds

	Asset Allocation Fund		Large Cap Growth Fund		Disciplined Value Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended March 31, 2007 ($)	Year Ended September 30, 2006 ($)	(Unaudited) Six Months Ended March 31, 2007 ($)	Year Ended September 30, 2006 ($)(a)	(Unaudited) Six Months Ended March 31, 2007 ($)	Year Ended September 30, 2006 ($)
Operations
Net investment income (loss)	3,283,043	6,926,731	1,117,291	3,517,298	2,934,048	5,655,957
Net realized gain on investments, foreign currency transactions and futures contracts	17,841,606	25,808,582	115,726,311	134,081,739	21,281,184	46,870,614
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	4,029,352	(6,210,659)	23,174,604	(49,086,204)	21,000,935	15,541,618
Net increase resulting from operations	25,154,001	26,524,654	140,018,206	88,512,833	45,216,167	68,068,189
Distributions Declared to Shareholders
From net investment income:
Class A	(63,240)	(101,360)	(171,462)	(19,382)	(108,567)	(82,419)
Class B	(40,993)	(82,125)	(12)	—	(14,067)	(22,071)
Class C	(8,349)	(12,280)	—	—	(6,590)	(4,700)
Class E	—	—	(15,174)	—	—	—
Class G	(52,550)	(180,126)	—	—	(5,067)	(18,653)
Class T	(1,699,872)	(3,372,744)	(259,486)	(305,039)	(789,763)	(1,603,804)
Class Z	(1,699,564)	(3,417,635)	(2,241,474)	(5,076,484)	(2,105,663)	(4,000,461)
From net realized gains:
Class A	(419,073)	(339,891)	(2,031,713)	—	(1,417,443)	(330,286)
Class B	(451,652)	(533,909)	(3,678,918)	—	(588,081)	(305,473)
Class C	(88,154)	(57,573)	(527,182)	—	(255,406)	(51,538)
Class E	—	—	(221,051)	—	—	—
Class F	—	—	(85,616)	—	—	—
Class G	(614,482)	(1,474,954)	(393,409)	—	(197,222)	(293,537)
Class T	(11,761,474)	(13,606,833)	(3,400,942)	—	(12,494,021)	(9,646,106)
Class Z	(10,241,990)	(12,245,688)	(18,366,995)	—	(25,738,056)	(19,291,180)
Total Distributions Declared to Shareholders	(27,141,393)	(35,425,118)	(31,393,434)	(5,400,905)	(43,719,946)	(35,650,228)
Net Capital Share Transactions	(1,134,955)	(25,842,932)	(132,096,715)	195,606,114	47,603,663	(17,885,954)
Net increase (decrease) in net assets	(3,122,347)	(34,743,396)	(23,471,943)	278,718,042	49,099,884	14,532,007
Net Assets
Beginning of period	351,388,214	386,131,610	1,805,464,529	1,526,746,487	445,532,262	431,000,255
End of period	348,265,867	351,388,214	1,781,992,586	1,805,464,529	494,632,146	445,532,262
Undistributed (overdistributed) net investment income, at end of period	(189,792)	91,733	800,412	2,370,729	126,649	222,318
Accumulated net investment loss, at end of period	—	—	—	—	—	—

(a)  Columbia Large Cap Growth Fund's Class E and Class F shares commenced operations on September 22, 2006.

See Accompanying Notes to Financial Statements.

	Common Stock Fund		Small Cap Core Fund
Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended March 31, 2007 ($)	Year Ended September 30, 2006 ($)	(Unaudited) Six Months Ended March 31, 2007 ($)	Year Ended September 30, 2006 ($)
Operations
Net investment income (loss)	686,248	514,883	(348,709)	(2,669,309)
Net realized gain on investments, foreign currency transactions and futures contracts	31,340,873	55,858,461	123,782,956	149,523,547
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	5,499,819	(14,311,336)	11,751,226	(3,901,948)
Net increase resulting from operations	37,526,940	42,062,008	135,185,473	142,952,290
Distributions Declared to Shareholders
From net investment income:
Class A	—	(5,879)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class G	—	—	—	—
Class T	(319)	(14,360)	(956)	—
Class Z	(565,065)	(854,467)	(23)	—
From net realized gains:
Class A	(859,588)	(601,166)	(20,681,734)	(15,320,043)
Class B	(429,883)	(377,940)	(4,457,286)	(3,239,215)
Class C	(79,050)	(37,971)	(5,252,814)	—
Class E	—	—	—	—
Class F	—	—	—	(4,177,791)
Class G	(277,968)	(468,332)	(747,564)	(650,849)
Class T	(13,675,644)	(9,973,603)	(14,910,147)	(11,110,979)
Class Z	(20,205,123)	(16,405,106)	(98,828,354)	(79,021,568)
Total Distributions Declared to Shareholders	(36,092,640)	(28,738,824)	(144,878,878)	(113,520,445)
Net Capital Share Transactions	(15,011,948)	(85,824,514)	(44,047,986)	(209,360,757)
Net increase (decrease) in net assets	(13,577,648)	(72,501,330)	(53,741,391)	(179,928,912)
Net Assets
Beginning of period	445,159,007	517,660,337	1,347,567,084	1,527,495,996
End of period	431,581,359	445,159,007	1,293,825,693	1,347,567,084
Undistributed (overdistributed) net investment income, at end of period	400,155	279,291	—	—
Accumulated net investment loss, at end of period	—	—	(392,287)	(42,599)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Asset Allocation Fund				Large Cap Growth Fund
	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30, 2006		(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30, 2006(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	75,183	1,213,273	166,799	2,655,833	955,408	22,557,148	129,597	2,832,097
Proceeds received in connection with merger	—	—	—	—	—	—	5,206,770	113,942,335
Distributions reinvested	29,255	460,407	26,699	415,095	83,470	1,964,040	842	18,554
Redemptions	(50,149)	(806,572)	(83,795)	(1,338,645)	(852,288)	(20,024,150)	(211,672)	(4,641,709)
Net increase	54,289	867,108	109,703	1,732,283	186,590	4,497,038	5,125,537	112,151,277
Class B
Subscriptions	24,919	397,415	85,180	1,357,419	76,010	1,690,701	89,883	1,865,786
Proceeds received in connection with merger	—	—	—	—	—	—	10,520,728	217,725,018
Distributions reinvested	28,583	449,870	35,324	548,858	152,238	3,382,725	—	—
Redemptions	(72,770)	(1,169,292)	(133,002)	(2,125,145)	(2,316,325)	(51,485,067)	(210,364)	(4,372,959)
Net increase (decrease)	(19,268)	(322,007)	(12,498)	(218,868)	(2,088,077)	(46,411,641)	10,400,247	215,217,845
Class C
Subscriptions	14,183	229,140	42,988	683,072	89,975	1,998,038	27,698	578,770
Proceeds received in connection with merger	—	—	—	—	—	—	1,399,853	28,983,153
Distributions reinvested	5,328	83,867	3,906	60,729	19,670	437,270	—	—
Redemptions	(12,070)	(196,419)	(9,891)	(157,400)	(200,518)	(4,452,006)	(24,318)	(505,565)
Net increase (decrease)	7,441	116,588	37,003	586,401	(90,873)	(2,016,698)	1,403,233	29,056,358
Class E
Subscriptions	—	—	—	—	79,107	1,869,634	454	10,048
Distributions reinvested	—	—	—	—	10,039	236,225	587,032	12,845,428
Redemptions	—	—	—	—	(26,764)	(627,152)	(443)	(9,808)
Net increase	—	—	—	—	62,382	1,478,707	587,043	12,845,668
Class F
Subscriptions	—	—	—	—	991	21,850	513	10,750
Distributions reinvested	—	—	—	—	3,853	85,616	252,275	5,218,578
Redemptions	—	—	—	—	(82,711)	(1,844,116)	(45)	(938)
Net increase (decrease)	—	—	—	—	(77,867)	(1,736,650)	252,743	5,228,390
Class G
Subscriptions	6,534	104,993	17,186	274,329	14,646	314,625	38,479	771,750
Distributions reinvested	41,583	654,027	105,017	1,631,314	18,127	390,276	—	—
Redemptions	(268,643)	(4,327,188)	(809,489)	(12,859,481)	(379,496)	(8,190,276)	(1,207,998)	(24,229,275)
Net decrease	(220,526)	(3,568,168)	(687,286)	(10,953,838)	(346,723)	(7,485,375)	(1,169,519)	(23,457,525)
Class T
Subscriptions	260,546	4,205,718	700,328	11,138,863	321,439	7,535,520	948,589	20,557,240
Distributions reinvested	833,086	13,126,567	1,062,345	16,531,174	152,970	3,576,443	13,544	296,624
Redemptions	(1,009,425)	(16,298,529)	(2,067,517)	(32,962,899)	(855,800)	(19,972,751)	(1,869,341)	(40,425,224)
Net increase (decrease)	84,207	1,033,756	(304,844)	(5,292,862)	(381,391)	(8,860,788)	(907,208)	(19,571,360)
Class Z
Subscriptions	195,854	3,144,899	513,913	8,216,547	1,612,132	38,657,936	2,540,694	56,248,177
Proceeds received in connection with merger	—	—	—	—	—	—	9,888,254	220,395,695
Distributions reinvested	661,659	10,420,243	866,468	13,477,322	639,489	15,328,553	151,567	3,393,581
Redemptions	(796,875)	(12,827,374)	(2,092,693)	(33,389,917)	(5,237,197)	(125,547,797)	(18,838,808)	(415,901,992)
Net increase (decrease)	60,638	737,768	(712,312)	(11,696,048)	(2,985,576)	(71,561,308)	(6,258,293)	(135,864,539)

(a)  Columbia Large Cap Growth Fund's Class E and Class F shares commenced operations on September 22, 2006.

See Accompanying Notes to Financial Statements.

	Disciplined Value Fund
	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	846,337	13,266,607	560,395	8,476,965
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	88,645	1,356,929	27,467	387,834
Redemptions	(255,214)	(3,961,144)	(70,268)	(1,047,283)
Net increase	679,768	10,662,392	517,594	7,817,516
Class B
Subscriptions	129,931	1,957,904	155,647	2,197,635
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	35,687	517,888	21,961	293,253
Redemptions	(59,546)	(893,532)	(105,878)	(1,471,376)
Net increase (decrease)	106,072	1,582,260	71,730	1,019,512
Class C
Subscriptions	206,838	3,096,541	117,059	1,647,623
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	14,569	210,993	3,146	41,994
Redemptions	(45,142)	(687,019)	(32,019)	(464,165)
Net increase (decrease)	176,265	2,620,515	88,186	1,225,452
Class E
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class F
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class G
Subscriptions	2,699	39,994	6,675	94,208
Distributions reinvested	13,926	202,093	23,083	308,258
Redemptions	(43,690)	(648,227)	(195,932)	(2,715,961)
Net decrease	(27,065)	(406,140)	(166,174)	(2,313,495)
Class T
Subscriptions	83,533	1,310,968	246,426	3,592,610
Distributions reinvested	855,497	13,090,620	788,397	11,085,980
Redemptions	(670,299)	(10,575,516)	(1,503,818)	(22,142,939)
Net increase (decrease)	268,731	3,826,072	(468,995)	(7,464,349)
Class Z
Subscriptions	3,245,290	52,040,871	2,449,428	37,510,200
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	998,954	15,623,660	842,605	12,072,293
Redemptions	(2,373,699)	(38,345,967)	(4,482,553)	(67,753,083)
Net increase (decrease)	1,870,545	29,318,564	(1,190,520)	(18,170,590)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Common Stock Fund
	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	56,389	802,226	127,961	1,726,107
Distributions reinvested	58,967	820,227	43,170	572,865
Redemptions	(87,432)	(1,245,871)	(181,770)	(2,430,657)
Net increase (decrease)	27,924	376,582	(10,639)	(131,685)
Class B
Subscriptions	15,355	205,403	61,945	807,088
Distributions reinvested	29,022	384,244	26,477	338,383
Redemptions	(92,420)	(1,263,034)	(173,399)	(2,237,794)
Net increase (decrease)	(48,043)	(673,387)	(84,977)	(1,092,323)
Class C
Subscriptions	16,669	221,488	42,500	552,572
Distributions reinvested	3,798	50,326	2,600	33,226
Redemptions	(9,284)	(123,034)	(23,737)	(310,679)
Net increase (decrease)	11,183	148,780	21,363	275,119
Class G
Subscriptions	4,871	64,971	11,598	149,053
Distributions reinvested	21,030	275,701	36,670	463,878
Redemptions	(56,041)	(755,946)	(494,471)	(6,329,271)
Net decrease	(30,140)	(415,274)	(446,203)	(5,716,340)
Class T
Subscriptions	81,731	1,157,519	467,718	6,251,985
Distributions reinvested	945,404	13,074,931	719,102	9,492,138
Redemptions	(982,134)	(13,894,690)	(2,445,675)	(32,712,117)
Net increase (decrease)	45,001	337,760	(1,258,855)	(16,967,994)
Class Z
Subscriptions	319,377	4,547,849	1,003,695	13,545,700
Distributions reinvested	1,241,550	17,344,450	1,074,601	14,313,683
Redemptions	(2,570,733)	(36,678,708)	(6,651,492)	(90,050,674)
Net decrease	(1,009,806)	(14,786,409)	(4,573,196)	(62,191,291)

See Accompanying Notes to Financial Statements.

	Small Cap Core Fund
	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	495,674	9,786,004	1,088,572	21,112,986
Distributions reinvested	1,030,695	19,562,596	794,682	14,717,504
Redemptions	(1,508,578)	(29,598,859)	(3,174,625)	(61,261,040)
Net increase (decrease)	17,791	(250,259)	(1,291,371)	(25,430,550)
Class B
Subscriptions	12,765	234,996	26,285	482,644
Distributions reinvested	230,550	4,124,544	169,845	3,007,961
Redemptions	(200,948)	(3,751,868)	(395,751)	(7,304,098)
Net increase (decrease)	42,367	607,672	(199,621)	(3,813,493)
Class C
Subscriptions	39,301	718,111	81,223	1,490,013
Distributions reinvested	259,493	4,647,524	208,806	3,700,049
Redemptions	(306,826)	(5,694,034)	(848,191)	(15,653,998)
Net increase (decrease)	(8,032)	(328,399)	(558,162)	(10,463,936)
Class G
Subscriptions	1,256	23,014	2,889	53,194
Distributions reinvested	40,261	713,430	35,510	622,838
Redemptions	(56,437)	(1,033,163)	(175,587)	(3,182,897)
Net decrease	(14,920)	(296,719)	(137,188)	(2,506,865)
Class T
Subscriptions	150,632	2,924,700	376,699	7,149,703
Distributions reinvested	731,808	13,736,036	558,762	10,253,285
Redemptions	(738,010)	(14,330,209)	(1,827,687)	(34,888,097)
Net increase (decrease)	144,430	2,330,527	(892,226)	(17,485,109)
Class Z
Subscriptions	2,389,348	47,719,694	5,749,812	112,474,030
Distributions reinvested	3,359,061	64,661,908	2,677,003	50,113,506
Redemptions	(7,897,796)	(158,492,410)	(16,009,241)	(312,248,340)
Net decrease	(2,149,387)	(46,110,808)	(7,582,426)	(149,660,804)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended								Period Ended
	March 31,		Year Ended September 30,						September 30,		Year Ended October 31,
Class A Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.06		$16.47		$15.06		$14.01		$12.86		$14.95		$18.77
Income from Investment Operations:
Net investment income	0.15	(d)	0.22	(d)	0.27	(d)(e)	0.21	(d)	0.20	(d)	0.26	(f)	0.34	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	1.00		0.92		1.41		1.11		1.17		(2.12	)(f)	(3.06)
Total from Investment Operations	1.15		1.14		1.68		1.32		1.37		(1.86)		(2.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.16)		(0.31)		(0.27)		(0.27)		(0.22)		(0.23)		(0.36)
From net realized gains	(1.11)		(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.27)		(1.55)		(0.27)		(0.27)		(0.22)		(0.23)		(1.10)
Net Asset Value, End of Period	$15.94		$16.06		$16.47		$15.06		$14.01		$12.86		$14.95
Total return (g)	7.30	%(h)	7.39	%(i)(j)	11.20	%(i)	9.46	%(i)	10.80	%(h)(i)	(12.53	)%(i)	(15.08	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.34	%(l)	1.31%		1.35%		1.43%		1.49	%(l)	1.40%		1.26%
Net investment income (k)	1.81	%(l)	1.38%		1.66%		1.43%		1.55	%(l)	1.73	%(f)	2.07%
Waiver/reimbursement	—		0.01%		0.01%		—	%(m)	0.01	%(l)	0.13%		0.12%
Portfolio turnover rate	50	%(h)	98%		86%		75%		122	%(h)	40%		65%
Net assets, end of period (in 000's)	$6,685		$5,863		$4,206		$2,901		$1,211		$43		$60

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were renamed Liberty Asset Allocation Fund, Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class B Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.06		$16.47		$15.06		$14.00		$12.85		$14.93		$18.75
Income from Investment Operations:
Net investment income	0.08	(d)	0.17	(d)	0.15	(d)(e)	0.10	(d)	0.12	(d)	0.14	(f)	0.22	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	1.01		0.85		1.41		1.11		1.17		(2.08	)(f)	(3.06)
Total from Investment Operations	1.09		1.02		1.56		1.21		1.29		(1.94)		(2.84)
Less Distributions Declared to Shareholders:
From net investment income	(0.10)		(0.19)		(0.15)		(0.15)		(0.14)		(0.14)		(0.24)
From net realized gains	(1.11)		(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.21)		(1.43)		(0.15)		(0.15)		(0.14)		(0.14)		(0.98)
Net Asset Value, End of Period	$15.94		$16.06		$16.47		$15.06		$14.00		$12.85		$14.93
Total return (g)	6.90	%(h)	6.59	%(i)(j)	10.37	%(i)	8.68	%(i)	10.13	%(h)(i)	(13.06)%		(15.68	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	2.09	%(l)	2.06%		2.10%		2.18%		2.17	%(l)	2.06%		1.99%
Net investment income (k)	1.06	%(l)	1.08%		0.91%		0.68%		0.95	%(l)	1.07	%(f)	1.34%
Waiver/reimbursement	—		0.01%		0.01%		—	%(m)	0.01	%(l)	—		0.04%
Portfolio turnover rate	50	%(h)	98%		86%		75%		122	%(h)	40%		65%
Net assets, end of period (in 000's)	$6,430		$6,788		$7,166		$4,926		$2,539		$276		$389

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were renamed Liberty Asset Allocation Fund, Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class C Shares	2007		2006		2005		2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$16.06		$16.47		$15.06		$14.00		$13.08
Income from Investment Operations:
Net investment income (d)	0.09		0.16		0.14	(e)	0.10		0.10
Net realized and unrealized gain on investments, foreign currency, futures contracts and foreign capital gains tax	1.00		0.86		1.42		1.11		0.93
Total from Investment Operations	1.09		1.02		1.56		1.21		1.03
Less Distributions Declared to Shareholders:
From net investment income	(0.10)		(0.19)		(0.15)		(0.15)		(0.11)
From net realized gains	(1.11)		(1.24)		—		—		—
Total Distributions Declared to Shareholders	(1.21)		(1.43)		(0.15)		(0.15)		(0.11)
Net Asset Value, End of Period	$15.94		$16.06		$16.47		$15.06		$14.00
Total return (f)	6.90	%(g)	6.59	%(h)(i)	10.37	%(h)	8.67	%(h)	7.93	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	2.09	%(k)	2.06%		2.10%		2.19%		2.28	%(k)
Net investment income (j)	1.07	%(k)	0.98%		0.91%		0.69%		0.85	%(k)
Waiver/reimbursement	—		0.01%		0.01%		—	%(l)	0.01	%(k)
Portfolio turnover rate	50	%(g)	98%		86%		75%		122	%(g)
Net assets, end of period (in 000's)	$1,390		$1,281		$704		$514		$187

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class G Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.06		$16.46		$15.06		$14.00		$12.84		$14.92		$18.74
Income from Investment Operations:
Net investment income	0.09	(d)	0.25	(d)	0.16	(d)(e)	0.11	(d)	0.12	(d)	0.14	(f)	0.22	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	1.00		0.79		1.40		1.11		1.17		(2.08	)(f)	(3.06)
Total from Investment Operations	1.09		1.04		1.56		1.22		1.29		(1.94)		(2.84)
Less Distributions Declared to Shareholders:
From net investment income	(0.10)		(0.20)		(0.16)		(0.16)		(0.13)		(0.14)		(0.24)
From net realized gains	(1.11)		(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.21)		(1.44)		(0.16)		(0.16)		(0.13)		(0.14)		(0.98)
Net Asset Value, End of Period	$15.94		$16.06		$16.46		$15.06		$14.00		$12.84		$14.92
Total return (g)	6.93	%(h)	6.70	%(i)(j)	10.36	%(i)	8.72	%(i)	10.12	%(h)(i)	(13.08	)%(i)	(15.72	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	2.04	%(l)	2.01%		2.05%		2.15%		2.19	%(l)	2.09%		2.01%
Net investment income (k)	1.08	%(l)	1.60%		0.98%		0.71%		1.02	%(l)	1.04	%(f)	1.33%
Waiver/reimbursement	—		0.01%		0.01%		—	%(m)	0.01	%(l)	0.03%		0.01%
Portfolio turnover rate	50	%(h)	98%		86%		75%		122	%(h)	40%		65%
Net assets, end of period (in 000's)	$6,812		$10,404		$21,982		$39,892		$56,383		$73,183		$106,074

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were renamed Liberty Asset Allocation Fund, Class G shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.08		$16.48		$15.07		$14.01		$12.87		$14.95		$18.79
Income from Investment Operations:
Net investment income	0.14	(d)	0.28	(d)	0.26	(d)(e)	0.21	(d)	0.21	(d)	0.25	(f)	0.33	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	1.01		0.87		1.41		1.11		1.16		(2.09	)(f)	(3.08)
Total from Investment Operations	1.15		1.15		1.67		1.32		1.37		(1.84)		(2.75)
Less Distributions Declared to Shareholders:
From net investment income	(0.16)		(0.31)		(0.26)		(0.26)		(0.23)		(0.24)		(0.35)
From net realized gains	(1.11)		(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.27)		(1.55)		(0.26)		(0.26)		(0.23)		(0.24)		(1.09)
Net Asset Value, End of Period	$15.96		$16.08		$16.48		$15.07		$14.01		$12.87		$14.95
Total return (g)	7.27	%(h)	7.39	%(i)(j)	11.14	%(i)	9.47	%(i)	10.75	%(h)(i)	(12.45	)%(i)	(15.18	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.39	%(l)	1.36%		1.40%		1.49%		1.49	%(l)	1.37%		1.33%
Net investment income (k)	1.76	%(l)	1.78%		1.62%		1.37%		1.73	%(l)	1.76	%(f)	2.01%
Waiver/reimbursement	—		0.01%		0.01%		—	%(m)	0.01	%(l)	0.01%		0.01%
Portfolio turnover rate	50	%(h)	98%		86%		75%		122	%(h)	40%		65%
Net assets, end of period (in 000's)	$175,395		$175,348		$184,795		$183,438		$189,580		$198,154		$289,882

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were renamed Liberty Asset Allocation Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.07		$16.48		$15.06		$14.01		$12.87		$14.94		$18.78
Income from Investment Operations:
Net investment income	0.17	(d)	0.33	(d)	0.31	(d)(e)	0.25	(d)	0.25	(d)	0.29	(f)	0.37 (d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	1.00		0.85		1.42		1.11		1.16		(2.09	)(f)	(3.08)
Total from Investment Operations	1.17		1.18		1.73		1.36		1.41		(1.80)		(2.71)
Less Distributions Declared to Shareholders:
From net investment income	(0.18)		(0.35)		(0.31)		(0.31)		(0.27)		(0.27)		(0.39)
From net realized gains	(1.11)		(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.29)		(1.59)		(0.31)		(0.31)		(0.27)		(0.27)		(1.13)
Net Asset Value, End of Period	$15.95		$16.07		$16.48		$15.06		$14.01		$12.87		$14.94
Total return (g)	7.43	%(h)	7.65	%(i)(j)	11.54	%(i)	9.75	%(i)	11.07	%(h)(i)	(12.23	)%(i)	(14.94)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.09	%(l)	1.06%		1.10%		1.19%		1.16	%(l)	1.12%		1.11%
Net investment income (k)	2.06	%(l)	2.09%		1.92%		1.67%		2.04	%(l)	2.01	%(f)	2.23%
Waiver/reimbursement	—		0.01%		0.01%		—	%(m)	0.01	%(l)	0.03%		—
Portfolio turnover rate	50	%(h)	98%		86%		75%		122	%(h)	40%		65%
Net assets, end of period (in 000's)	$151,553		$151,703		$167,278		$191,556		$217,935		$163,934		$230,562

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were renamed Liberty Asset Allocation Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class A Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$22.27		$21.11		$18.57		$17.59		$16.06		$19.74		$32.31
Income from investment Operations:
Net investment income (loss)	0.01	(d)	0.01	(d)	0.05	(d)(e)	(0.08	)(d)	(0.05	)(d)	0.03	(d)	(0.02)
Net realized and unrealized gain (loss) on investments	1.73		1.19		2.51		1.06		1.61		(3.71)		(8.92)
Total from Investment Operations	1.74		1.20		2.56		0.98		1.56		(3.68)		(8.94)
Less Distributions Declared to Shareholders:
From net investment income	(0.03)		(0.04)		(0.02)		—		(0.03)		—		—
From net realized gains	(0.37)		—		—		—		—		—		(3.63)
Total Distributions Declared to Shareholders	(0.40)		(0.04)		(0.02)		—		(0.03)		—		(3.63)
Net Asset Value, End of Period	$23.61		$22.27		$21.11		$18.57		$17.59		$16.06		$19.74
Total return (f)	7.81	%(g)	5.69	%(h)	13.80	%(h)	5.57	%(h)	9.72	%(g)(h)	(18.64	)%(h)	(30.43	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.04	%(j)	1.01%		1.11%		1.28%		1.30	%(j)	1.12%		1.13%
Interest expense	—	%(j)(k)	—	%(k)	—		—		—		—		—
Net expenses (i)	1.04	%(j)	1.01%		1.11%		1.28%		1.30	%(j)	1.12%		1.13%
Net investment income (loss) (i)	0.08	%(j)	0.07%		0.25%		(0.40)%		(0.30	)%(j)	0.14%		(0.10)%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%		0.03%
Portfolio turnover rate	87	%(g)	171%		113%		126%		91	%(g)	43%		48%
Net assets, end of period (000's)	$137,081		$125,124		$10,422		$3,867		$1,887		$56		$671

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were renamed Liberty Equity Growth Fund, Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class B Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$21.05		$20.07		$17.76		$16.96		$15.57		$19.32		$31.94
Income from Investment Operations:
Net investment loss	(0.08	)(d)	(0.13	)(d)	(0.09	)(d)(e)	(0.21	)(d)	(0.14	)(d)	(0.14	)(d)	(0.19)
Net realized and unrealized gain (loss) on investments	1.65		1.11		2.40		1.01		1.53		(3.61)		(8.80)
Total from Investment Operations	1.57		0.98		2.31		0.80		1.39		(3.75)		(8.99)
Less Distributions Declared to Shareholders:
From net realized gains	(0.37)		—		—		—		—		—		(3.63)
Net Asset Value, End of Period	$22.25		$21.05		$20.07		$17.76		$16.96		$15.57		$19.32
Total return (f)	7.45	%(g)	4.88	%(h)	13.01	%(h)	4.72	%(h)	8.93	%(g)(h)	(19.41	)%(h)	(31.00	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.79	%(j)	1.76%		1.86%		2.03%		2.13	%(j)	1.99%		1.95%
Interest expense	—	%(j)(k)	—	%(k)	—		—		—		—		—
Net expenses (i)	1.79	%(j)	1.76%		1.86%		2.03%		2.13	%(j)	1.99%		1.95%
Net investment loss (i)	(0.68	)%(j)	(0.72)%		(0.48)%		(1.15)%		(0.97	)%(j)	(0.73)%		(0.92)%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%		0.03%
Portfolio turnover rate	87	%(g)	171%		113%		126%		91	%(h)	43%		48%
Net assets, end of period (000's)	$193,610		$227,160		$7,799		$3,195		$1,013		$207		$309

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were renamed Liberty Equity Growth Fund, Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class C Shares	2007		2006		2005		2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$21.06		$20.10		$17.79		$16.98		$16.04
Income from Investment Operations:
Net investment loss (d)	(0.07)		(0.13)		(0.09	)(e)	(0.21)		(0.13)
Net realized and unrealized gain on investments	1.64		1.09		2.40		1.02		1.07
Total from Investment Operations	1.57		0.96		2.31		0.81		0.94
Less Distributions Declared to Shareholders:
From net realized gains	(0.37)		—		—		—		—
Net Asset Value, End of Period	$22.26		$21.06		$20.10		$17.79		$16.98
Total return (f)	7.44	%(g)	4.78	%(h)	12.98	%(h)	4.77	%(h)	5.86	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.79	%(j)	1.76%		1.86%		2.03%		2.00	%(j)
Interest expense	—	%(j)(k)	—	%(k)	—		—		—
Net expenses (i)	1.79	%(j)	1.76%		1.86%		2.03%		2.00	%(j)
Net investment loss (i)	(0.67	)%(j)	(0.69)%		(0.45)%		(1.15)%		(0.92	)%(j)
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)
Portfolio turnover rate	87	%(g)	171%		113%		126%		91	%(g)
Net assets, end of period (000's)	$30,789		$31,046		$1,419		$780		$524

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,	Period Ended September 30,
Class E Shares	2007	2006 (a)
Net Asset Value, Beginning of Period	$22.27	$22.13
Income from Investment Operations:
Net investment loss (b)(c)	—	—
Net realized and unrealized gain on investments	1.72	0.14
Total from Investment Operations	1.72	0.14
Less Distributions Declared to Shareholders:
From net investment income	(0.02)	—
From net realized gains	(0.37)	—
Total Distributions Declared to Shareholders	(0.39)	—
Net Asset Value, End of Period	$23.60	$22.27
Total return (d)(e)	7.74%	0.63%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)(g)	1.14%	1.12%
Interest expense (g)(h)	—%	—%
Net expenses (f)(g)	1.14%	1.12%
Net investment loss (f)(g)	(0.01)%	(0.23)%
Portfolio turnover rate (e)	87%	171%
Net assets, end of period (000's)	$15,329	$13,071

(a)  Columbia Large Cap Growth Fund Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class F Shares	(Unaudited) Six Months Ended March 31, 2007	Period Ended September 30, 2006 (a)
Net Asset Value, Beginning of Period	$21.05	$20.93
Income from Investment Operations:
Net investment loss (b)	(0.08)	— (c)
Net realized and unrealized gain on investments	1.64	0.12
Total from Investment Operations	1.56	0.12
Less Distributions Declared to Shareholders:
From net realized gains	(0.37)	—
Net Asset Value, End of Period	$22.24	$21.05
Total return (d)(e)	7.40%	0.57%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)(g)	1.79%	1.77%
Interest expense (g)(h)	—%	—%
Net expenses (f)(g)	1.79%	1.77%
Net investment loss (f)(g)	(0.69)%	(0.88)%
Portfolio turnover rate (e)	87%	171%
Net assets, end of period (000's)	$3,890	$5,319

(a)  Columbia Large Cap Growth Fund Class F shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class G Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$20.41		$19.45		$17.21		$16.43		$15.11		$18.79		$31.22
Income from Investment Operations:
Net investment loss	(0.07	)(d)	(0.12	)(d)	(0.06	)(d)(e)	(0.20	)(d)	(0.15	)(d)	(0.17	)(d)	(0.21)
Net realized and unrealized gain (loss) on investments	1.59		1.08		2.30		0.98		1.47		(3.51)		(8.59)
Total from Investment Operations	1.52		0.96		2.24		0.78		1.32		(3.68)		(8.80)
Less Distributions Declared to Shareholders:
From net realized gains	(0.37)		—		—		—		—		—		(3.63)
Net Asset Value, End of Period	$21.56		$20.41		$19.45		$17.21		$16.43		$15.11		$18.79
Total return (f)	7.44	%(g)	4.94	%(h)	13.02	%(h)	4.75	%(h)	8.66	%(g)(h)	(19.49	)%(h)	(31.16	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.74	%(j)	1.71%		1.81%		2.02%		2.31	%(j)	2.18%		2.11%
Interest expense	—	%(j)(k)	—	%(k)	—		—		—		—		—
Net expenses (i)	1.74	%(j)	1.71%		1.81%		2.02%		2.31	%(j)	2.18%		2.11%
Net investment loss (i)	(0.64	)%(j)	0.60%		(0.33)%		(1.14)%		(1.02	)%(j)	(0.92)%		(1.08)%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.07%		0.02%
Portfolio turnover rate	87	%(g)	171%		113%		126%		91	%(g)	43%		48%
Net assets, end of period (000's)	$18,608		$24,688		$46,276		$46,328		$54,850		$64,156		$92,292

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were renamed Liberty Equity Growth Fund, Class G shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$22.13		$20.98		$18.46		$17.50		$15.98		$19.70		$32.31
Income from investment Operations:
Net investment income (loss)	—	(d)(e)	0.01	(d)	0.07	(d)(f)	(0.09	)(d)	(0.02	)(d)	(0.02	)(d)	(0.07)
Net realized and unrealized gain (loss) on investments	1.73		1.17		2.47		1.05		1.54		(3.70)		(8.91)
Total from Investment Operations	1.73		1.18		2.54		0.96		1.52		(3.72)		(8.98)
Less Distributions Declared to Shareholders:
From net investment income	(0.03)		(0.03)		(0.02)		—		—		—		—
From net realized gains	(0.37)		—		—		—		—		—		(3.63)
Total Distributions Declared to Shareholders	(0.40)		(0.03)		(0.02)		—		—		—		(3.63)
Net Asset Value, End of Period	$23.46		$22.13		$20.98		$18.46		$17.50		$15.98		$19.70
Total return (g)	7.80	%(h)	5.63	%(i)	13.76	%(i)	5.49	%(i)	9.51	%(h)(i)	(18.88	)%(i)	(30.57	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (j)	1.09	%(k)	1.06%		1.16%		1.35%		1.45	%(k)	1.34%		1.31%
Interest expense	—	%(k)(l)	—	%(l)	—		—		—		—		—
Net expenses (j)	1.09	%(k)	1.06%		1.16%		1.35%		1.45	%(k)	1.34%		1.31%
Net investment income (loss) (j)	0.03	%(k)	0.06%		0.33%		(0.47)%		(0.16	)%(k)	(0.08)%		(0.28)%
Waiver/reimbursement	—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.07%		0.02%
Portfolio turnover rate	87	%(h)	171%		113%		126%		91	%(h)	43%		48%
Net assets, end of period (000's)	$213,634		$209,952		$218,095		$219,129		$235,849		$239,279		$346,214

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were renamed Liberty Equity Growth Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$22.68		$21.50		$18.87		$17.84		$16.28		$19.99		$32.61
Income from Investment Operations:
Net investment income (loss)	0.04	(d)	0.08	(d)	0.11	(d)(e)	(0.03	)(d)	0.05	(d)	0.07	(d)	0.02
Net realized and unrealized gain (loss) on investments	1.77		1.19		2.55		1.07		1.57		(3.78)		(9.01)
Total from Investment Operations	1.81		1.27		2.66		1.04		1.62		(3.71)		(8.99)
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		(0.09)		(0.03)		(0.01)		(0.06)		—		—
From net realized gains	(0.37)		—		—		—		—		—		(3.63)
Total Distributions Declared to Shareholders	(0.41)		(0.09)		(0.03)		(0.01)		(0.06)		—		(3.63)
Net Asset Value, End of Period	$24.08		$22.68		$21.50		$18.87		$17.84		$16.28		$19.99
Total return (f)	8.00	%(h)	5.92	%(g)	14.12	%(g)	5.83	%(g)	9.93	%(g)(h)	(18.51	)%(g)	(30.29	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	0.79	%(j)	0.76%		0.86%		1.03%		0.99	%(j)	0.91%		0.93%
Interest expense	—	%(j)(k)	—	%(k)	—		—		—		—		—
Net expenses (i)	0.79	%(j)	0.76%		0.86%		1.03%		0.99	%(j)	0.91%		0.93%
Net investment income (loss) (i)	0.33	%(j)	0.35%		0.53%		(0.15)%		0.30	%(j)	0.35%		0.10%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%		0.01%
Portfolio turnover rate	87	%(h)	171%		113%		126%		91	%(h)	43%		48%
Net assets, end of period (000's)	$1,169,051		$1,169,103		$1,242,736		$634,710		$670,649		$699,215		$845,887

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were renamed Liberty Equity Growth Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,					Period Ended September 30,
Class A Shares	2007		2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$15.70		$14.60		$12.71		$11.02	$10.06
Income from Investment Operations:
Net investment income (d)	0.09		0.17		0.17	(e)	0.17	0.04
Net realized and unrealized gain on investments and futures contracts	1.46		2.18		1.88		1.75	0.92
Total from Investment Operations	1.55		2.35		2.05		1.92	0.96
Less Distributions Declared to Shareholders:
From net investment income	(0.10)		(0.18)		(0.16)		(0.23)	—
From net realized gains	(1.46)		(1.07)		—		—	—
Total Distributions Declared to Shareholders	(1.56)		(1.25)		(0.16)		(0.23)	—
Net Asset Value, End of Period	$15.69		$15.70		$14.60		$12.71	$11.02
Total return (f)	10.14	%(g)	17.19	%(h)	16.21	%(h)	17.53%	9.54	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.24	%(j)	1.21%		1.23%		1.31%	1.31	%(j)
Interest expense	—		—	%(k)	—		—	—
Net expenses (i)	1.24	%(j)	1.21%		1.23%		1.31%	1.31	%(j)
Net investment income (i)	1.10	%(j)	1.15%		1.21%		1.34%	0.49	%(j)
Waiver/reimbursement	—		—	%(k)	0.01%		—	—
Portfolio turnover rate	40	%(g)	81%		94%		101%	50	%(g)
Net assets, end of period (000's)	$23,381		$12,717		$4,269		$2,511	$903

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,					Period Ended September 30,
Class B Shares	2007		2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$14.96		$13.96		$12.16		$10.49	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.03		0.06		0.06	(e)	0.07	(0.02)
Net realized and unrealized gain on investments and futures contracts	1.40		2.08		1.80		1.67	0.84
Total from Investment Operations	1.43		2.14		1.86		1.74	0.82
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.46)		(1.07)		—		—	—
Total Distributions Declared to Shareholders	(1.50)		(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$14.89		$14.96		$13.96		$12.16	$10.49
Total return (f)	9.81	%(g)	16.35	%(h)	15.30	%(h)	16.64%	8.48	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.99	%(j)	1.96%		1.98%		2.06%	2.26	%(j)
Interest expense	—		—	%(k)	—		—	—
Net expenses (i)	1.99	%(j)	1.96%		1.98%		2.06%	2.26	%(j)
Net investment income (loss) (i)	0.37	%(j)	0.43%		0.46%		0.60%	(0.27	)%(j)
Waiver/reimbursement	—		—	%(k)	0.01%		—	—
Portfolio turnover rate	40	%(g)	81%		94%		101%	50	%(g)
Net assets, end of period (000's)	$6,884		$5,332		$3,974		$2,370	$338

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,					Period Ended September 30,
Class C Shares	2007		2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$14.93		$13.94		$12.14		$10.47	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.02		0.05		0.06	(e)	0.07	(0.05)
Net realized and unrealized gain on investments and futures contracts	1.40		2.08		1.80		1.67	0.85
Total from Investment Operations	1.42		2.13		1.86		1.74	0.80
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.46)		(1.07)		—		—	—
Total Distributions Declared to Shareholders	(1.50)		(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$14.85		$14.93		$13.94		$12.14	$10.47
Total return (f)	9.76	%(g)	16.30	%(h)	15.33	%(h)	16.67%	8.27	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.99	%(j)	1.96%		1.98%		2.07%	2.49	%(j)
Interest expense	—		—	%(k)	—		—	—
Net expenses (i)	1.99	%(j)	1.96%		1.98%		2.07%	2.49	%(j)
Net investment income (loss) (i)	0.37	%(j)	0.39%		0.49%		0.63%	(0.60	)%(j)
Waiver/reimbursement	—		—	%(k)	0.01%		—	0.49	%(j)
Portfolio turnover rate	40	%(g)	81%		94%		101%	50	%(g)
Net assets, end of period (000's)	$4,410		$1,801		$453		$291	$24

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
Class G Shares	2007		2006		2005		2004 (a)	2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$14.96		$13.97		$12.17		$10.50	$9.21		$12.10	$16.73
Income from Investment Operations:
Net investment income (loss)	0.03	(d)	0.08	(d)	0.08	(d)(e)	0.08 (d)	(0.04	)(d)	(0.19)	(0.10)
Net realized and unrealized gain on investments and futures contracts	1.40		2.06		1.78		1.67	1.33		(2.35)	(1.64)
Total from Investment Operations	1.43		2.14		1.86		1.75	1.29		(2.54)	(1.74)
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		(0.08)		(0.06)		(0.08)	—		—	—
From net realized gains	(1.46)		(1.07)		—		—	—		(0.35)	(2.89)
Total Distributions Declared to Shareholders	(1.50)		(1.15)		(0.06)		(0.08)	—		(0.35)	(2.89)
Net Asset Value, End of Period	$14.89		$14.96		$13.97		$12.17	$10.50		$9.21	$12.10
Total return (f)	9.84	%(g)	16.32	%(h)	15.35	%(h)	16.67%	14.01	%(g)	(21.85)%	(11.00	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.94	%(j)	1.91%		1.93%		2.06%	2.31	%(j)	2.18%	2.13%
Interest expense	—		—	%(k)	—		—	—		—	—
Net expenses (i)	1.94	%(j)	1.91%		1.93%		2.06%	2.31	%(j)	2.18%	2.13%
Net investment income (loss) (i)	0.45	%(j)	0.56%		0.64%		0.64%	(0.47	)%(j)	(1.15)%	(0.91)%
Waiver/reimbursement	—		—	%(k)	0.01%		—	—		—	0.02%
Portfolio turnover rate	40	%(g)	81%		94%		101%	50	%(g)	99%	127%
Net assets, end of period (000's)	$1,733		$2,147		$4,326		$7,502	$11,074		$16,791	$25,776

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were renamed Liberty Equity Value Fund, Class G shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
Class T Shares	2007		2006		2005		2004 (a)	2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$15.70		$14.60		$12.72		$11.00	$9.58		$12.48	$17.05
Income from Investment Operations:
Net investment income (loss)	0.08	(d)	0.17	(d)	0.17	(d)(e)	0.16 (d)	0.03	(d)	(0.05)	(0.02)
Net realized and unrealized gain on investments and futures contracts	1.47		2.18		1.86		1.76	1.39		(2.50)	(1.66)
Total from Investment Operations	1.55		2.35		2.03		1.92	1.42		(2.55)	(1.68)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.18)		(0.15)		(0.20)	—		—	—
From net realized gains	(1.46)		(1.07)		—		—	—		(0.35)	(2.89)
Total Distributions Declared to Shareholders	(1.55)		(1.25)		(0.15)		(0.20)	—		(0.35)	(2.89)
Net Asset Value, End of Period	$15.70		$15.70		$14.60		$12.72	$11.00		$9.58	$12.48
Total return (f)	10.18	%(g)	17.13	%(h)	16.06	%(h)	17.54%	14.82	%(g)	(21.31)%	(10.27	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.29	%(j)	1.26%		1.28%		1.38%	1.50	%(j)	1.41%	1.39%
Interest expense	—		—	%(k)	—		—	—		—	—
Net expenses (i)	1.29	%(j)	1.26%		1.28%		1.38%	1.50	%(j)	1.41%	1.39%
Net investment income (loss) (i)	1.08	%(j)	1.15%		1.22%		1.31%	0.35	%(j)	(0.38)%	(0.17)%
Waiver/reimbursement	—		—	%(k)	0.01%		—	—		—	0.01%
Portfolio turnover rate	40	%(g)	81%		94%		101%	50	%(g)	99%	127%
Net assets, end of period (000's)	$141,766		$137,595		$134,792		$133,094	$127,993		$123,085	$180,435

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were renamed Liberty Equity Value Fund, Class T shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007		2006		2005		2004 (a)	2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$16.02		$14.87		$12.95		$11.24	$9.75		$12.65	$17.17
Income from Investment Operations:
Net investment income (loss)	0.11	(d)	0.22	(d)	0.21	(d)(e)	0.20 (d)	0.08	(d)	(0.02)	0.02
Net realized and unrealized gain on investments and futures contracts	1.50		2.22		1.91		1.79	1.41		(2.53)	(1.65)
Total from Investment Operations	1.61		2.44		2.12		1.99	1.49		(2.55)	(1.63)
Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.22)		(0.20)		(0.28)	—		—	—
From net realized gains	(1.46)		(1.07)		—		—	—		(0.35)	(2.89)
Total Distributions Declared to Shareholders	(1.58)		(1.29)		(0.20)		(0.28)	—		(0.35)	(2.89)
Net Asset Value, End of Period	$16.05		$16.02		$14.87		$12.95	$11.24		$9.75	$12.65
Total return (f)	10.32	%(g)	17.50	%(h)	16.43	%(h)	17.86%	15.28	%(g)	(20.96)%	(9.91)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	0.99	%(j)	0.96%		0.98%		1.06%	1.04	%(j)	0.98%	1.00%
Interest expense	—		—	%(k)	—		—	—		—	—
Net expenses (i)	0.99	%(j)	0.96%		0.98%		1.06%	1.04	%(j)	0.98%	1.00%
Net investment income (i)	1.38	%(j)	1.45%		1.53%		1.62%	0.82	%(j)	0.05%	0.22%
Waiver/reimbursement	—		—	%(k)	0.01%		—	—		—	—
Portfolio turnover rate	40	%(g)	81%		94%		101%	50	%(g)	99%	127%
Net assets, end of period (000's)	$316,458		$285,941		$283,187		$283,469	$224,137		$167,867	$152,002

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were renamed Liberty Equity Value Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class A Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$14.03		$13.59		$12.01		$11.22		$10.08		$12.74		$16.41
Income from Investment Operations:
Net investment income (loss)	0.01	(e)	—	(e)(f)	0.07	(e)(g)	—	(e)(f)	0.03	(e)	0.03	(e)	0.02
Net realized and unrealized gain (loss) on investments	1.18		1.21		1.93		0.80		1.16		(2.23)		(2.38)
Total from Investment Operations	1.19		1.21		2.00		0.80		1.19		(2.20)		(2.36)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		(0.07)		(0.01)		(0.05)		(0.02)		(0.03)
In excess of net investment income	—		—		—		—		—		—		—	(f)
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(1.17)		(0.77)		(0.42)		(0.01)		(0.05)		(0.46)		(1.31)
Net Asset Value, End of Period	$14.05		$14.03		$13.59		$12.01		$11.22		$10.08		$12.74
Total return (h)	8.54	%(i)(j)	9.24	%(i)	16.98	%(i)	7.09	%(i)	11.82	%(j)	(18.14	)%(i)	(15.34	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net operating Expenses (k)	1.14	%(l)	1.14%		1.24%		1.35%		1.48	%(l)	1.28%		1.19%
Net investment income (loss) (k)	0.20	%(l)	—	%(m)	0.59%		(0.02)%		0.37	%(l)	0.25%		0.22%
Waiver/reimbursement	0.14	%(l)	0.12%		0.09%		—	%(m)	—		0.24%		0.03%
Portfolio turnover rate	43	%(j)	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$10,991		$10,578		$10,393		$9,304		$7,570		$15		$60

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were renamed Liberty Large Cap Core Fund, Class A shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class B Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.42		$13.12		$11.68		$10.99		$9.90		$12.59		$16.32
Income from Investment Operations:
Net investment loss	—	(e)(f)	(0.10	)(e)	(0.04	)(e)(g)	(0.09	)(e)	(0.04	)(e)	(0.06	)(e)	(0.07)
Net realized and unrealized gain (loss) on investments	1.09		1.16		1.88		0.78		1.14		(2.19)		(2.38)
Total from Investment Operations	1.09		1.06		1.84		0.69		1.10		(2.25)		(2.45)
Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.05)		—		(0.01)		—		—
In excess of net investment income	—		—	(f)	—		—		—		—		—
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(1.17)		(0.76)		(0.40)		—		(0.01)		(0.44)		(1.28)
Net Asset Value, End of Period	$13.34		$13.42		$13.12		$11.68		$10.99		$9.90		$12.59
Total return (h)	8.16	%(i)(j)	8.40	%(i)	16.02	%(i)	6.28	%(i)	11.12	%(j)	(18.75	)%(i)	(15.95	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net operating Expenses (k)	1.89	%(l)	1.89%		1.99%		2.09%		2.19	%(l)	2.02%		1.96%
Net investment loss (k)	(0.56	)%(l)	(0.75)%		(0.31)%		(0.76)%		(0.38	)%(l)	(0.49)%		(0.55)%
Waiver/reimbursement	0.14	%(l)	0.12%		0.09%		—	%(m)	—		0.02%		0.04%
Portfolio turnover rate	43	%(j)	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$4,964		$5,637		$6,628		$3,425		$1,755		$55		$109

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were renamed Liberty Large Cap Core Fund, Class B shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class C Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$13.43		$13.13		$11.68		$10.99		$10.21
Income from Investment Operations:
Net investment loss (e)	(0.04)		(0.10)		(0.03	)(f)	(0.09)		(0.04)
Net realized and unrealized gain on investments	1.13		1.16		1.88		0.78		0.83
Total from Investment Operations	1.09		1.06		1.85		0.69		0.79
Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.05)		—		—
From net realized gains	(1.17)		(0.76)		(0.35)		—		(0.01)
Total Distributions Declared to Shareholders	(1.17)		(0.76)		(0.40)		—		(0.01)
Net Asset Value, End of Period	$13.35		$13.43		$13.13		$11.68		$10.99
Total return (g)	8.15	%(h)(i)	8.40	%(h)	16.10	%(h)	6.28	%(h)	7.74	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net operating Expenses (j)	1.89	%(k)	1.89%		1.99%		2.09%		2.18	%(k)
Net investment loss (j)	(0.54	)%(k)	(0.75)%		(0.25)%		(0.74)%		(0.42	)%(k)
Waiver/reimbursement	0.14	%(k)	0.12%		0.09%		—	%(l)	—
Portfolio turnover rate	43	%(i)	63%		105%		115%		55	%(i)
Net assets, end of period (000's)	$1,050		$906		$605		$345		$223

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class G Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.30		$13.00		$11.57		$10.89		$9.82		$12.50		$16.23
Income from Investment Operations:
Net investment income (loss)	(0.03	)(e)	(0.09	)(e)	—	(e)(f)(g)	(0.09	)(e)	(0.02	)(e)	(0.06	)(e)	(0.09)
Net realized and unrealized gain (loss) on investments	1.11		1.15		1.83		0.77		1.10		(2.18)		(2.36)
Total from Investment Operations	1.08		1.06		1.83		0.68		1.08		(2.24)		(2.45)
Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.05)		—		(0.01)		—		—
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(1.17)		(0.76)		(0.40)		—		(0.01)		(0.44)		(1.28)
Net Asset Value, End of Period	$13.21		$13.30		$13.00		$11.57		$10.89		$9.82		$12.50
Total return (h)	8.16	%(i)(j)	8.49	%(i)	16.10	%(i)	6.24	%(i)	11.00	%(i)(j)	(18.80	)%(i)	(16.11)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating Expenses (k)	1.84	%(l)	1.84%		1.94%		2.09%		2.19	%(l)	2.08%		2.05%
Net investment income (loss) (k)	(0.50	)%(l)	(0.71)%		0.03%		(0.77)%		(0.28	)%(l)	(0.55)%		(0.64)%
Waiver/reimbursement	0.14	%(l)	0.12%		0.09%		0.02%		0.05	%(l)	0.02%		—
Portfolio turnover rate	43	%(j)	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$3,073		$3,493		$9,218		$16,419		$28,917		$31,407		$48,512

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.95		$13.52		$11.95		$11.18		$10.05		$12.70		$16.37
Income from investment Operations:
Net investment income (loss)	0.01	(e)	(0.01)		0.07	(e)(f)	(0.01	)(e)	0.04	(e)	0.02	(e)	0.02
Net realized and unrealized gain (loss) on investments	1.17		1.21		1.92		0.78		1.14		(2.22)		(2.39)
Total from Investment Operations	1.18		1.20		1.99		0.77		1.18		(2.20)		(2.37)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		(0.07)		—	(g)	(0.05)		(0.01)		(0.02)
In excess of net investment income	—		—		—		—		—		—		—	(g)
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(1.17)		(0.77)		(0.42)		—		(0.05)		(0.45)		(1.30)
Net Asset Value, End of Period	$13.96		$13.95		$13.52		$11.95		$11.18		$10.05		$12.70
Total return (h)	8.51	%(i)(j)	9.16	%(i)	16.97	%(i)	6.92	%(i)	11.76	%(j)	(18.16	)%(i)	(15.46	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net operating Expenses (k)	1.19	%(l)	1.19%		1.29%		1.40%		1.46	%(l)	1.35%		1.34%
Net investment income (loss) (k)	0.15	%(l)	(0.05)%		0.57%		(0.07)%		0.45	%(l)	0.18%		0.07%
Waiver/reimbursement	0.14	%(l)	0.12%		0.09%		—	%(m)	—		0.01%		0.02%
Portfolio turnover rate	43	%(j)	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$169,356		$168,506		$180,345		$179,310		$185,938		$180,269		$259,884

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$14.10		$13.66		$12.05		$11.25		$10.11		$12.77		$16.43
Income from Investment Operations:
Net investment income	0.03	(e)	0.03	(e)	0.09	(e)(f)	0.03	(e)	0.08	(e)	0.07	(e)	0.06
Net realized and unrealized gain (loss) on investments	1.19		1.21		1.95		0.79		1.15		(2.23)		(2.39)
Total from Investment Operations	1.22		1.24		2.04		0.82		1.23		(2.16)		(2.33)
Less Distributions Declared to Shareholders:
From net investment income	(0.03)		(0.04)		(0.08)		(0.02)		(0.09)		(0.06)		(0.05)
In excess of net investment income	—		—		—		—		—		—		— (g)
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(1.20)		(0.80)		(0.43)		(0.02)		(0.09)		(0.50)		(1.33)
Net Asset Value, End of Period	$14.12		$14.10		$13.66		$12.05		$11.25		$10.11		$12.77
Total return (h)	8.74	%(i)(j)	9.45	%(i)	17.25	%(i)	7.28	%(i)	12.20	%(j)	(17.85	)%(i)	(15.12)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating Expenses (k)	0.89	%(l)	0.89%		0.99%		1.07%		1.03	%(l)	0.97%		0.97%
Net investment income (k)	0.45	%(l)	0.25%		0.67%		0.26%		0.89	%(l)	0.56%		0.44%
Waiver/reimbursement	0.14	%(l)	0.12%		0.09%		—	%(m)	—		0.03%		—
Portfolio turnover rate	43	%(j)	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$242,147		$256,039		$310,472		$175,124		$190,195		$340,496		$460,302

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class A Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$19.72		$19.32		$17.54		$15.30		$12.64		$14.05		$14.33
Income from Investment Operations:
Net investment income (loss) (e)	(0.02)		(0.06)		(0.06)		(0.07)		(0.04)		(0.03)		0.02
Net realized and unrealized gain (loss) on investments	1.99		1.91		2.91		2.75		3.35		(0.07)		1.61
Total from Investment Operations	1.97		1.85		2.85		2.68		3.31		(0.10)		1.63
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—		—		(0.04)
From net realized gains	(2.21)		(1.45)		(1.07)		(0.44)		(0.65)		(1.31)		(1.87)
Total Distributions Declared to Shareholders	(2.21)		(1.45)		(1.07)		(0.44)		(0.65)		(1.31)		(1.91)
Net Asset Value, End of Period	$19.48		$19.72		$19.32		$17.54		$15.30		$12.64		$14.05
Total return (f)	10.30	%(g)	10.08	%(h)	16.69	%(h)	17.73	%(h)	27.25	%(g)(h)	(1.73	)%(h)	12.87	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.21	%(j)	1.16%		1.13%		1.15%		1.24	%(j)	1.29%		1.23%
Interest expense	—		—	%(k)	—		—		—		—		—
Net expenses (i)	1.21	%(j)	1.16%		1.13%		1.15%		1.24	%(j)	1.29%		1.23%
Net investment income (loss) (i)	(0.16	)%(j)	(0.30)%		(0.31)%		(0.40)%		(0.28	)%(j)	(0.19)%		0.17%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01%		0.04%
Portfolio turnover rate	22	%(g)	14%		16%		26%		19	%(g)	23%		46%
Net assets, end of period (000's)	$188,455		$190,390		$211,527		$211,502		$57,462		$210		$168

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were renamed Liberty Small Cap Fund, Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class B Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$18.73		$18.56		$16.89		$14.75		$12.31		$13.82		$14.19
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.19)		(0.19)		(0.19)		(0.15)		(0.14)		(0.10)
Net realized and unrealized gain (loss) on investments	1.88		1.81		2.81		2.67		3.24		(0.06)		1.60
Total from Investment Operations	1.80		1.62		2.62		2.48		3.09		(0.20)		1.50
Less Distributions Declared to Shareholders:
From net realized gains	(2.21)		(1.45)		(0.95)		(0.34)		(0.65)		(1.31)		(1.87)
Net Asset Value, End of Period	$18.32		$18.73		$18.56		$16.89		$14.75		$12.31		$13.82
Total return (f)	9.91	%(g)	9.17	%(h)	15.87	%(h)	16.96	%(h)	26.14	%(g)(h)	(2.55	)%(h)	11.91	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.96	%(j)	1.91%		1.88%		1.90%		2.10	%(j)	2.12%		2.08%
Interest expense	—		—	%(k)	—		—		—		—		—
Net expenses (i)	1.96	%(j)	1.91%		1.88%		1.90%		2.10	%(j)	2.12%		2.08%
Net investment loss (i)	(0.91	)%(j)	(1.05)%		(1.06)%		(1.15)%		(1.14	)%(j)	(1.02)%		(0.68)%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01%		0.07%
Portfolio turnover rate	22	%(g)	14%		16%		26%		19	%(g)	23%		46%
Net assets, end of period (000's)	$39,027		$39,109		$42,439		$40,170		$11,122		$282		$198

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were renamed Liberty Small Cap Fund, Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class C Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$18.75		$18.57		$16.91		$14.77		$12.55
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.19)		(0.19)		(0.19)		(0.14)
Net realized and unrealized gain on investments	1.88		1.82		2.80		2.67		3.01
Total from Investment Operations	1.80		1.63		2.61		2.48		2.87
Less Distributions Declared to Shareholders:
From net realized gains	(2.21)		(1.45)		(0.95)		(0.34)		(0.65)
Net Asset Value, End of Period	$18.34		$18.75		$18.57		$16.91		$14.77
Total return (f)	9.90	%(g)	9.23	%(h)	15.79	%(h)	16.94	%(h)	23.90	%(g)(h)
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.96	%(j)	1.91%		1.88%		1.90%		2.03	%(j)
Interest expense	—		—	%(k)	—		—		—
Net expenses (i)	1.96	%(j)	1.91%		1.88%		1.90%		2.03	%(j)
Net investment loss (i)	(0.91	)%(j)	(1.05)%		(1.06)%		(1.15)%		(1.10	)%(j)
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)
Portfolio turnover rate	22	%(g)	14%		16%		26%		19	%(g)
Net assets, end of period (000's)	$45,084		$46,241		$56,163		$64,686		$12,670

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class G Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$18.57		$18.40		$16.75		$14.63		$12.22		$13.72		$14.13
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.18)		(0.18)		(0.18)		(0.12)		(0.14)		(0.11)
Net realized and unrealized gain (loss) on investments	1.87		1.80		2.78		2.64		3.18		(0.05)		1.57
Total from Investment Operations	1.79		1.62		2.60		2.46		3.06		(0.19)		1.46
Less Distributions Declared to Shareholders:
From net realized gains	(2.21)		(1.45)		(0.95)		(0.34)		(0.65)		(1.31)		(1.87)
Net Asset Value, End of Period	$18.15		$18.57		$18.40		$16.75		$14.63		$12.22		$13.72
Total return (f)	9.94	%(g)	9.26	%(h)	15.91	%(h)	16.97	%(h)	26.09	%(g)(h)	(2.49	)%(h)	11.73%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	1.91	%(j)	1.86%		1.83%		1.87%		2.10	%(j)	2.12%		2.21%
Interest expense	—		—	%(k)	—		—		—		—		—
Net expenses (i)	1.91	%(j)	1.86%		1.83%		1.87%		2.10	%(j)	2.12%		2.21%
Net investment loss (i)	(0.87	)%(j)	(1.00)%		(1.01)%		(1.11)%		(1.03	)%(j)	(1.02)%		(0.80)%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01%		—
Portfolio turnover rate	22	%(g)	14%		16%		26%		19	%(g)	23%		46%
Net assets, end of period (000's)	$6,081		$6,499		$8,963		$10,952		$10,353		$9,046		$5,278

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were renamed Liberty Small Cap Fund, Class G shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$19.53		$19.15		$17.40		$15.16		$12.55		$13.96		$14.25
Income from Investment Operations:
Net investment income (loss) (e)	(0.02)		(0.07)		(0.07)		(0.08)		(0.03)		(0.03)		— (f)
Net realized and unrealized gain (loss) on investments	1.96		1.90		2.88		2.74		3.29		(0.07)		1.59
Total from Investment Operations	1.94		1.83		2.81		2.66		3.26		(0.10)		1.59
Less Distributions Declared to Shareholders:
From net investment income	—	(f)	—		—		—		—		—		(0.01)
From net realized gains	(2.21)		(1.45)		(1.06)		(0.42)		(0.65)		(1.31)		(1.87)
Total Distributions Declared to Shareholders	(2.21)		(1.45)		(1.06)		(0.42)		(0.65)		(1.31)		(1.88)
Net Asset Value, End of Period	$19.26		$19.53		$19.15		$17.40		$15.16		$12.55		$13.96
Total return (g)	10.24	%(h)	10.04	%(i)	16.58	%(i)	17.73	%(i)	27.03	%(h)(i)	(1.75	)%(i)	12.66%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (j)	1.26	%(k)	1.21%		1.18%		1.21%		1.34	%(k)	1.33%		1.42%
Interest expense	—		—	%(l)	—		—		—		—		—
Net expenses (j)	1.26	%(k)	1.21%		1.18%		1.21%		1.34	%(k)	1.33%		1.42%
Net investment loss (j)	(0.21	)%(k)	(0.35)%		(0.36)%		(0.45)%		(0.26	)%(k)	(0.23)%		(0.02)%
Waiver/reimbursement	—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01%		—
Portfolio turnover rate	22	%(h)	14%		16%		26%		19	%(h)	23%		46%
Net assets, end of period (000's)	$136,496		$135,538		$150,042		$146,752		$134,455		$115,468		$100,159

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were renamed Liberty Small Cap Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$19.96		$19.54		$17.73		$15.45		$12.75		$14.11		$14.38
Income from Investment Operations:
Net investment income (loss) (e)	0.01		(0.01)		(0.01)		(0.03)		0.02		0.03		0.07
Net realized and unrealized gain (loss) on investments	2.02		1.93		2.94		2.80		3.34		(0.07)		1.60
Total from Investment Operations	2.03		1.92		2.93		2.77		3.36		(0.04)		1.67
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		(0.01)		(0.01)		(0.07)
From net realized gains	(2.21)		(1.50)		(1.12)		(0.49)		(0.65)		(1.31)		(1.87)
Total Distributions Declared to Shareholders	(2.21)		(1.50)		(1.12)		(0.49)		(0.66)		(1.32)		(1.94)
Net Asset Value, End of Period	$19.78		$19.96		$19.54		$17.73		$15.45		$12.75		$14.11
Total return (f)	10.49	%(g)	10.32	%(h)	16.96	%(h)	18.12	%(h)	27.44	%(g)(h)	(1.26	)%(h)	13.20%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (i)	0.96	%(j)	0.91%		0.88%		0.90%		0.92	%(j)	0.90%		0.92%
Interest expense	—		—	%(k)	—		—		—		—		—
Net expenses (i)	0.96	%(j)	0.91%		0.88%		0.90%		0.92	%(j)	0.90%		0.92%
Net investment income (loss) (i)	0.08	%(j)	(0.05)%		(0.06)%		(0.15)%		0.14	%(j)	0.20%		0.48%
Waiver/reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01		—
Portfolio turnover rate	22	%(g)	14%		16%		26%		19	%(g)	23%		46%
Net assets, end of period (000's)	$878,684		$929,791		$1,058,362		$1,101,312		$789,666		$485,197		$425,687

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were renamed Liberty Small Cap Fund, Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements — Columbia Equity Funds, March 31, 2007 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Common Stock Fund

Columbia Small Cap Core Fund

Investment Goals

Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund seek long-term capital appreciation. Columbia Disciplined Value Fund seeks long-term capital appreciation, with income as a secondary to the objective of capital appreciation. Columbia Common Stock Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

Fund Shares

The Funds may issue an unlimited number of shares. Each Fund offers the following classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E and Class F shares. Each share class has its own expense structure and, as applicable, sales charges. Columbia Large Cap Growth Fund's Class E and Class F shares and Columbia Small Cap Core Fund are closed to new investors and new accounts.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class E shares purchased without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within twelve months of the time of the purchase. Class B, Class F and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B, Class F and Class G shares will convert to Class A, Class E and Class T shares, respectively, eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, or to hedge other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. Although the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Futures Contracts

Certain Funds may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for non-hedging purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments and/or realized gain, as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund, Columbia Disciplined Value Fund and Columbia Common Stock Fund. Dividends from net investment income are declared and paid annually for Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund. Net realized capital gains, if any, are distributed at least annually for all Funds.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Funds' organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2006 was as follows:

September 30, 2006

	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$8,366,839	$27,058,279
Columbia Large Cap Growth Fund	5,400,905	—
Columbia Disciplined Value Fund	12,809,513	22,840,715
Columbia Common Stock Fund	14,442,051	14,296,773
Columbia Small Cap Core Fund	16,223,238	97,297,207

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Asset Allocation Fund	$39,965,051	$(3,621,135)	$36,343,916
Columbia Large Cap Growth Fund	224,993,045	(22,373,441)	202,619,604
Columbia Disciplined Value Fund	87,128,398	(2,747,293)	84,381,105
Columbia Common Stock Fund	74,537,252	(4,267,724)	70,269,528
Columbia Small Cap Core Fund	407,413,407	(100,976,689)	306,436,718

The following capital loss carryforwards, determined as of September 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2007	2008	2009	2010	2011	Total
Columbia Large Cap Growth Fund	$6,365,485	$70,792,954	$95,612,705	$75,033,010	$5,529,590	$253,333,744
Columbia Common Stock Fund	—	—	—	17,150,292	—	17,150,292

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

The following capital loss carryforwards were utilized during the year ended September 30, 2006:

Columbia Large Cap Growth Fund	$103,573,193
Columbia Common Stock Fund	13,146,199

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $121,483,126 ($5,036,657 expiring September 30, 2007, $86,622,819 expiring September 30, 2009 and $29,823,650 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with the Columbia Growth Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $36,064,490 ($1,328,828 expiring September 30, 2007, $16,755,890 expiring September 30, 2008, $8,989,886 expiring September 30, 2009 and $8,989,886 expiring September 30, 2010) remain from the Columbia Tax-Managed Growth Fund merger with the Columbia Large Cap Growth Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Tax-Managed Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Growth Fund, $95,786,128 ($54,037,064 expiring September 30, 2008, $36,219,474 expiring September 30, 2010 and $5,529,590 expiring September 30, 2011) remain from the Columbia Growth Stock Fund merger with the Columbia Large Cap Growth Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Growth Stock Fund may be limited in a given year.

All of the Columbia Common Stock Fund's capital loss carryforwards were acquired in the merger of Columbia Large Cap Core Fund with Columbia Common Stock Fund (the "Target Fund"). Total capital loss carryforwards acquired remaining from the target fund were $30,296,491 of which $13,146,199 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards may be limited in a given year.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Common Stock Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

For the six months ended March 31, 2007, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.50%
Columbia Disciplined Value Fund	0.70%
Columbia Common Stock Fund	0.70%
Columbia Small Cap Core Fund	0.71%

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. Under the State Street Agreements, the combined fee payable to State Street by the Funds will not exceed $140,000 annually. The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement; Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Fees for the services related to the Sarbanes-Oxley Act of 2002, are included in the administration fee on the Statements of Operations. Under the Services Agreement, each Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Funds, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the six months ended March 31, 2007, the annualized effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of the Funds' average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.056%
Columbia Large Cap Growth Fund	0.009%
Columbia Disciplined Value Fund	0.026%
Columbia Common Stock Fund	0.028%
Columbia Small Cap Core Fund	0.012%

For the six months ended March 31, 2007, the total amount paid to affiliates by the Funds under the agreement was:

Columbia Asset Allocation Fund	$36,575
Columbia Large Cap Growth Fund	$41,847
Columbia Disciplined Value Fund	$33,795
Columbia Common Stock Fund	$33,495
Columbia Small Cap Core Fund	$41,847

Other

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" in the Statements of Operations. For the six months ended March 31, 2007, the Funds paid fees to Columbia for such services as follows:

Fees Paid
Columbia Asset Allocation Fund	$1,571
Columbia Large Cap Growth Fund	1,571
Columbia Disciplined Value Fund	1,571
Columbia Common Stock Fund	1,571
Columbia Small Cap Core Fund	1,571

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2007, the annualized effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of the Funds' average daily net assets, were as follows:

Effective Fee Rates
Columbia Asset Allocation Fund	0.17%
Columbia Large Cap Growth Fund	0.18%
Columbia Disciplined Value Fund	0.13%
Columbia Common Stock Fund	0.14%
Columbia Small Cap Core Fund	0.13%

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Funds. For the six months ended March 31, 2007, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C	Class G	Class T
Columbia Asset Allocation Fund	$3,000	$1,301	$—	$7,789	$120	$8,805	$—
Columbia Large Cap Growth Fund	8,725	3,021	192	101,246	1,592	17,569	—
Columbia Disciplined Value Fund	27,007	1,364	4,590	4,807	430	1,517	—
Columbia Common Stock Fund	1,855	1,807	3	8,717	45	4,054	—
Columbia Small Cap Core Fund	1,743	1,376	—	32,419	292	4,857	—

The Funds have adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F	Class G
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%	0.65%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Common Stock Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—	0.65%
	Service Fee
	Class A	Class B	Class C	Class E	Class F	Class G
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.50%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Common Stock Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—	0.50%

The Funds do not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Funds, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

Shareholder Services Fees

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder services fees.

Expense Limits and Fee Waivers

For Columbia Common Stock Fund, Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed the annual rate of 0.89% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the six months ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$17,685,598	$21,012,476	$149,828,118	$172,060,813
Columbia Large Cap Growth Fund	—	—	1,568,246,861	1,711,398,358
Columbia Disciplined Value Fund	—	—	187,554,556	185,084,474
Columbia Common Stock Fund	—	—	192,616,743	244,198,418
Columbia Small Cap Core Fund	—	—	288,769,493	472,301,919

Note 6. Shares of Beneficial Interest

As of March 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Asset Allocation Fund	5.2%
Columbia Large Cap Growth Fund	22.8
Columbia Disciplined Value Fund	49.4
Columbia Common Stock Fund	20.8
Columbia Small Cap Core Fund	45.5

As of March 31, 2007, the Columbia Small Cap Core Fund and Columbia Disciplined Value Fund had shareholders that held 5.5% and 6.6% of the shares outstanding, respectively. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the six months ended March 31, 2007, Columbia Large Cap Growth Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $105,555 at a weighted average interest rate of 5.810%.

Note 8. Securities Lending

Each Fund commenced a securities lending program in August 2006 and may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrowers rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

During the year ended March 31, 2007, Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund and Columbia Common Stock Fund participated in the program.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

The Funds may focus their investments in certain industries, subjecting it to greater risk than a fund that is less concentrated.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Columbia Equity Funds, March 31, 2007 (Unaudited) (continued)

Note 11. Business Combinations and Mergers

As of the end of business on September 22, 2006, Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund (collectively, the "Acquired Funds") merged into Columbia Large Cap Growth Fund. Columbia Large Cap Growth Fund received a tax-free transfer of assets from Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund as follows:

Acquired Fund	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Tax-Managed Growth Fund	9,393,294	$198,661,500	$7,373,357
Columbia Growth Stock Fund	18,461,618	400,448,707	19,808,281
	Net Assets of Columbia Large Cap Growth Fund Prior to Combination	Net Assets of Acquired Funds Immediately Prior to Combination	Net Assets of Columbia Large Cap Growth Fund Immediately After Combination
	$1,183,047,172	$599,110,207	$1,782,157,379

* Unrealized appreciation is included in Net Assets Received.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that then fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering, the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

  The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th [e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation

Columbia Funds – Columbia Equity Funds

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

Columbia Funds – Columbia Equity Funds

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Important Information About This Report – Columbia Equity Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the the Columbia Equity Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for each fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about each fund. You should read it carefully before you invest.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Equity Funds

Semiannual Report – March 31, 2007

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC/44-130012-0307(05/07) 07/38960

Columbia Dividend Income Fund

Semiannual Report – March 31, 2007

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/04/98 – 03/31/07 ($)

Sales charge:	without	with
Class A	19,393	18,278
Class B	18234	18,234
Class C	18,222	18,222
Class G	18,315	18,315
Class T	19,345	18,233
Class Z	20,083	n/a

The table above shows the growth in the value of a hypothetical $10,000 investment in each share class of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.16
Class B	1.91
Class C	1.91
Class G	1.86
Class T	1.21
Class Z	0.91

Annual operating expense ratio after contractual waivers (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class G	1.75
Class T	1.10
Class Z	0.80

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 01/31/08.

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		G		T		Z
Inception	11/25/02		11/25/02		11/25/02		03/04/98		03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	with	without	with	without
6-month (cumulative)	8.83	2.58	8.46	3.46	8.38	7.38	8.84	3.84	8.81	2.55	8.97
1-year	18.04	11.29	17.21	12.21	17.23	16.23	17.75	12.75	17.98	11.23	18.33
5-year	7.14	5.88	6.34	6.03	6.33	6.33	6.44	5.96	7.09	5.83	7.48
Life	7.57	6.87	6.84	6.84	6.84	6.84	6.90	6.90	7.54	6.84	7.99

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distribution or the redemption of fund shares.

Class A, B and C are newer classes of shares. Their performance information includes returns of the fund’s Class T (for Class A) and G shares (for Class B and C) for periods prior to their inception. The returns shown for Class T and G shares include the returns of Retail A shares (for Class T) and Retail B shares (for Class G) of the Galaxy Strategic Equity Fund (the “Galaxy Fund”), the predecessor to the fund, for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the fund and the date the Galaxy Fund merged into the existing fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A and Retail B shares of the Galaxy Fund were initially offered on March 4, 1998. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares were initially offered by the Galaxy Fund on March 4, 1998.

1

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.31	1,019.70	5.47	5.29	1.05
Class B	1,000.00	1,000.00	1,084.62	1,015.96	9.36	9.05	1.80
Class C	1,000.00	1,000.00	1,083.82	1,015.96	9.35	9.05	1.80
Class G	1,000.00	1,000.00	1,088.41	1,019.45	5.73	5.54	1.10
Class T	1,000.00	1,000.00	1,088.11	1,019.45	5.73	5.54	1.10
Class Z	1,000.00	1,000.00	1,089.70	1,020.94	4.17	4.03	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/07

+8.83% Class A shares (without sales charge)

+9.34% Russell 1000 Value Index

+8.25% Russell 1000 Index

Distributions declared per share

10/01/06 – 03/31/07 ($)
Class A	0.26
Class B	0.21
Class C	0.21
Class G	0.26
Class T	0.26
Class Z	0.28

Management Style

Equity Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■

For the six-month period that ended March 31, 2007, the fund’s Class A shares returned 8.83% without sales charge. The Russell 1000 Value Index and the Russell 1000 Index, the fund’s benchmark, returned 9.34% and 8.25%, respectively, for the same period.[1] The average return of funds in the fund’s peer group, the Lipper Equity Income Funds Classification was 8.65%.[2] Beginning on February 23, 2007, the fund’s benchmark was changed to the Russell 1000 Index. The advisor believes that the Russell 1000 Index, because of its broader market representation, more accurately reflects the type of securities in which the fund invests.

■

A strategic decision in 2006 to adopt a more defensive stance led the fund’s managers to raise exposure to telecommunications and utilities companies above their weights in the benchmarks. These moves were rewarded when both groups were market leaders during the period. AT&T’s (5.0% of net assets) strong results and its acquisition of fund holding Bell South provided impetus in the telecom sector. Electric utilities saw valuations expand as investors recognized their strong earnings potential. Widespread merger speculation also boosted utility share prices. FPL Group, Public Service Enterprise Group and American Electric Power were standout performers (0.5%, 0.6% and 0.5% of net assets, respectively). Within financials, a shift from banks to insurers was another positive move for the fund. Disability insurer UnumProvident (1.3% of net assets) continued its strong turnaround. Baby boomers approaching retirement found appeal in variable annuities, aiding both Lincoln National and Hartford Financial Services Group (1.9% and 1.6% of net assets, respectively). In health care, Pfizer (3.1% of net assets) fell after negative trial results forced cancellation of a promising new drug. Shares of Johnson & Johnson drifted lower, but Abbot Laboratories rose on hopes for strong sales of its new stent (1.6% and 1.5% of net assets, respectively). Strength in Exxon Mobil (3.9% of net assets) was not enough to offset poor relative performance in the energy sector.

■

After four years of double-digit increases in corporate profits, we believe that growth is likely to slow over upcoming quarters. More than 80% of fund holdings experienced dividend increases in calendar year 2006, and we believe that the earnings outlook for 2007, although more muted, shows ample potential for further increases ahead. With those prospects in mind, we continue to believe that investing in dividend-producing securities offers opportunity for shareholders.

Portfolio Management

Scott Davis has co-managed the fund since November 2001. Mr. Davis is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Richard Dahlberg has co-managed the fund since October 2003. Mr. Dahlberg is associated with Columbia Management Advisors, LLC.

[1]

Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index tracks the performance of 1000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Dividend payments by issuers are not guaranteed, and are paid only when declared by an issuer’s board of directors. The amount of a dividend payment, if any, can vary over time.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

3

Financial Statements – Columbia Dividend Income Fund

March 31, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4

Investment Portfolio – Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

Common Stocks – 93.7%

		Shares	Value ($)
Consumer Discretionary – 7.7%
Hotels, Restaurants & Leisure – 1.8%	McDonald’s Corp.	430,000	19,371,500

	Hotels, Restaurants & Leisure Total		19,371,500

Media – 2.8%	CBS Corp., Class B	330,000	10,094,700
	McGraw-Hill Companies, Inc. (a)	135,000	8,488,800
	Meredith Corp. (a)	180,000	10,330,200

	Media Total		28,913,700

Multiline Retail – 2.1%	Federated Department Stores, Inc.	280,000	12,614,000
	J.C. Penney Co., Inc.	115,000	9,448,400

	Multiline Retail Total		22,062,400

Specialty Retail – 1.0%	Sherwin-Williams Co. (a)	162,000	10,698,480

	Specialty Retail Total		10,698,480

Consumer Discretionary Total			81,046,080

Consumer Staples – 12.0%
Beverages – 4.5%	Anheuser-Busch Companies, Inc.	320,000	16,147,200
	Coca-Cola Co.	140,000	6,720,000
	Diageo PLC, ADR	230,000	18,618,500
	PepsiCo, Inc.	80,000	5,084,800

	Beverages Total		46,570,500

Food Products – 1.9%	ConAgra Foods, Inc.	250,000	6,227,500
	General Mills, Inc.	126,000	7,335,720
	Nestle SA, ADR, Registered Shares	60,000	5,829,000

	Food Products Total		19,392,220

Household Products – 2.4%	Kimberly-Clark Corp.	125,000	8,561,250
	Procter & Gamble Co.	270,000	17,053,200

	Household Products Total		25,614,450

Personal Products – 0.6%	Avon Products, Inc.	160,000	5,961,600

	Personal Products Total		5,961,600

Tobacco – 2.6%	Altria Group, Inc.	260,000	22,830,600
	Reynolds American, Inc. (a)	75,000	4,680,750

	Tobacco Total		27,511,350

Consumer Staples Total			125,050,120

Energy – 7.9%
Oil, Gas & Consumable Fuels – 7.9%	BP PLC, ADR	150,000	9,712,500
	Chevron Corp. (a)	250,000	18,490,000
	Exxon Mobil Corp.	540,000	40,743,000

See Accompanying Notes to Financial Statements.

5

Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)	Kinder Morgan, Inc. (a)	65,000	6,919,250
	Royal Dutch Shell PLC, ADR	110,000	7,293,000

	Oil, Gas & Consumable Fuels Total		83,157,750

Energy Total			83,157,750

Financials – 22.0%
Capital Markets – 2.5%	Bank of New York Co., Inc.	190,000	7,704,500
	Federated Investors, Inc., Class B (a)	280,000	10,281,600
	Morgan Stanley	102,000	8,033,520

	Capital Markets Total		26,019,620

Commercial Banks – 4.4%	National City Corp. (a)	182,000	6,779,500
	PNC Financial Services Group, Inc.	76,000	5,469,720
	U.S. Bancorp (a)	364,000	12,729,080
	Wachovia Corp.	206,000	11,340,300
	Wells Fargo & Co.	266,000	9,158,380

	Commercial Banks Total		45,476,980

Consumer Finance – 0.4%	SLM Corp.	105,000	4,294,500

	Consumer Finance Total		4,294,500

Diversified Financial Services – 3.4%	Citigroup, Inc.	440,000	22,589,600
	JPMorgan Chase & Co.	276,000	13,352,880

	Diversified Financial Services Total		35,942,480

Insurance – 9.2%	Arthur J. Gallagher & Co. (a)	285,000	8,074,050
	Chubb Corp. (a)	112,000	5,787,040
	Hartford Financial Services Group, Inc.	174,000	16,630,920
	Lincoln National Corp. (a)	300,000	20,337,000
	MBIA, Inc. (a)	77,123	5,050,785
	Principal Financial Group, Inc. (a)	168,000	10,058,160
	Travelers Companies, Inc.	160,000	8,283,200
	UnumProvident Corp. (a)	600,000	13,818,000
	Willis Group Holdings Ltd. (a)	220,000	8,707,600

	Insurance Total		96,746,755

Real Estate Investment Trusts (REITs) – 0.8%	Kimco Realty Corp. (a)	75,000	3,655,500
	New Plan Excel Realty Trust (a)	150,000	4,954,500

	Real Estate Investment Trusts (REITs) Total		8,610,000

Thrifts & Mortgage Finance – 1.3%	Freddie Mac	220,000	13,087,800

	Thrifts & Mortgage Finance Total		13,087,800

Financials Total			230,178,135

Health Care – 10.6%
Pharmaceuticals – 10.6%	Abbott Laboratories (a)	280,000	15,624,000
	AstraZeneca PLC, ADR (a)	195,000	10,461,750
	GlaxoSmithKline PLC, ADR	200,000	11,052,000

See Accompanying Notes to Financial Statements.

6

Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Health Care (continued)
Pharmaceuticals (continued)	Johnson & Johnson	270,000	16,270,200
	Merck & Co., Inc.	280,000	12,367,600
	Novartis AG, ADR	225,000	12,291,750
	Pfizer, Inc.	1,280,000	32,332,800

	Pharmaceuticals Total		110,400,100

Health Care Total			110,400,100

Industrials – 7.8%
Aerospace & Defense – 2.5%	Boeing Co.	105,000	9,335,550
	Raytheon Co. (a)	95,000	4,983,700
	United Technologies Corp.	180,000	11,700,000

	Aerospace & Defense Total		26,019,250

Commercial Services & Supplies –0.9%	Waste Management, Inc. (a)	265,000	9,118,650

	Commercial Services & Supplies Total		9,118,650

Industrial Conglomerates – 3.4%	General Electric Co.	1,020,000	36,067,200

	Industrial Conglomerates Total		36,067,200

Machinery – 1.0%	Deere & Co.	100,000	10,864,000

	Machinery Total		10,864,000

Industrials Total			82,069,100

Information Technology – 6.2%
Communications Equipment – 0.7%	Nokia Oyj, ADR	340,000	7,792,800

	Communications Equipment Total		7,792,800

Computers & Peripherals – 2.8%	Diebold, Inc. (a)	55,000	2,624,050
	Hewlett-Packard Co.	326,000	13,085,640
	International Business Machines Corp.	150,000	14,139,000

	Computers & Peripherals Total		29,848,690

IT Services – 0.9%	Automatic Data Processing, Inc.	185,000	8,954,000

	IT Services Total		8,954,000

Semiconductors & Semiconductor Equipment – 1.8%	Intel Corp.	492,000	9,411,960
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	830,000	8,922,500

	Semiconductors & Semiconductor Equipment Total		18,334,460

Information Technology Total			64,929,950

Materials – 2.4%
Chemicals – 2.2%	Dow Chemical Co. (a)	180,000	8,254,800
	E.I. du Pont de Nemours & Co. (a)	220,000	10,874,600
	Lyondell Chemical Co.	110,000	3,296,700

	Chemicals Total		22,426,100

See Accompanying Notes to Financial Statements.

7

Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Materials continued
Construction Materials – 0.2%	Eagle Materials, Inc. (a)	56,000	2,499,280

	Construction Materials Total		2,499,280

Materials Total			24,925,380

Telecommunication Services – 9.1%
Diversified Telecommunication Services – 8.2%	AT&T, Inc.	1,320,000	52,047,600
	Verizon Communications, Inc.	779,300	29,551,057
	Windstream Corp. (a)	280,000	4,113,200

	Diversified Telecommunication Services Total		85,711,857

Wireless Telecommunication Services – 0.9%	Sprint Nextel Corp.	500,000	9,480,000

	Wireless Telecommunication Services Total		9,480,000

Telecommunication Services Total			95,191,857

Utilities – 8.0%
Electric Utilities – 5.0%	American Electric Power Co., Inc.	100,000	4,875,000
	Duquesne Light Holdings, Inc. (a)	480,000	9,499,200
	Edison International	70,000	3,439,100
	Entergy Corp.	54,000	5,665,680
	Exelon Corp.	80,000	5,496,800
	FirstEnergy Corp. (a)	80,000	5,299,200
	FPL Group, Inc.	90,000	5,505,300
	PPL Corp.	180,000	7,362,000
	Southern Co. (a)	140,000	5,131,000

	Electric Utilities Total		52,273,280

Multi-Utilities – 3.0%	Dominion Resources, Inc. (a)	80,000	7,101,600
	KeySpan Corp.	320,000	13,168,000
	PG&E Corp. (a)	120,000	5,792,400
	Public Service Enterprise Group, Inc. (a)	70,000	5,812,800

	Multi-Utilities Total		31,874,800

Utilities Total			84,148,080
	Total Common Stocks (cost of $803,119,785)		981,096,552

Convertible Preferred Stocks – 3.8%

Basic Materials – 0.5%
Chemicals – 0.5%	Huntsman Corp., 5.000%	125,000	5,297,500

	Chemicals Total		5,297,500

Basic Materials Total			5,297,500

See Accompanying Notes to Financial Statements.

8

Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

Convertible Preferred Stocks (continued)

		Shares	Value ($)
Financials – 2.8%
Capital Markets – 0.3%	Merrill Lynch & Co., Inc. 6.750% (a)	80,000	3,245,000

	Capital Markets Total		3,245,000

Insurance – 2.5%	XL Capital Ltd., 6.500% (a)	380,000	8,930,000
	Genworth Financial, Inc., 6.000%	150,000	5,595,000
	Metlife, Inc., 6.375%	320,000	10,240,000
	Platinum Underwriters Holdings Ltd., 6.000% (a)	50,000	1,556,250

	Insurance Total		26,321,250

Financials Total			29,566,250

Materials – 0.5%
Metals & Mining – 0.5%	Freeport-McMoRan Copper & Gold, Inc., 5.500%	3,100	4,721,300

	Metals & Mining Total		4,721,300

Materials Total			4,721,300
	Total Convertible Preferred Stocks (cost of $35,892,875)		39,585,050

Securities Lending Collateral – 12.9%
	State Street Navigator Securities Lending Prime Portfolio (b)	134,849,371	134,849,371

	Total Securities Lending Collateral (cost of $134,849,371)		134,849,371

Short-Term Obligation – 2.4%		Par ($)
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.06%, collateralized by a U.S. Treasury Bond maturing 02/15/19, market value $25,380,127 (repurchase proceeds $24,889,491)	24,879,000	24,879,000

	Total Short-Term Obligation (cost of $24,879,000)		24,879,000

	Total Investments – 112.8% (cost of $998,741,031)(c)		1,180,409,973

	Other Assets & Liabilities, Net – (12.8)%		(133,404,863)

	Net Assets – 100.0%		1,047,005,110

See Accompanying Notes to Financial Statements.

9

Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at March 31, 2007. The aggregate market value of securities on loan at March 31, 2007 is $131,448,110.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $998,741,031.

At March 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	24.8
Consumer Staples	12.0
Health Care	10.6
Telecommunication Services	9.1
Utilities	8.0
Energy	7.9
Industrials	7.8
Consumer Discretionary	7.7
Information Technology	6.2
Materials	2.9
Basic Materials	0.5

97.5
Securities Lending Collateral	12.9
Short-Term Obligation	2.4
Other Assets & Liabilities, Net	(12.8)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

		($)
Assets	Investments, at cost	998,741,031

	Investments, at value (including securities on loan of $131,448,110)	1,180,409,973
	Cash	83,283
	Receivable for:
	Fund shares sold	955,296
	Interest	6,994
	Dividends	2,474,336
	Securities lending	9,145
	Foreign tax reclaims	7,845
	Expense reimbursement due from Investment Advisor	69,272
	Deferred Trustees’ compensation plan	89,945

	Total Assets	1,184,106,089

Liabilities	Collateral on securities loaned	134,849,371
	Payable for:
	Fund shares repurchased	858,147
	Distributions	96
	Investment advisory fee	600,865
	Administration fee	59,382
	Transfer agent fee	84,818
	Pricing and bookkeeping fees	12,147
	Trustees’ fees	4,326
	Custody fee	4,381
	Distribution and service fees	162,543
	Chief compliance officer expenses	3,750
	Deferred Trustees’ fees	89,945
	Other liabilities	371,208

	Total Liabilities	137,100,979

	Net Assets	1,047,005,110

Net Assets Consist of	Paid-in capital	962,537,180
	Undistributed net investment income	257,419
	Accumulated net realized loss	(97,458,431)
	Net unrealized appreciation on investments	181,668,942

	Net Assets	1,047,005,110

See Accompanying Notes to Financial Statements.

11

Columbia Dividend Income Fund, March 31, 2007 (Unaudited)

Class A	Net assets	$344,192,803
	Shares outstanding	23,948,944
	Net asset value per share	$14.37	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.37/0.9425)	$15.25	(b)

Class B
	Net assets	$56,549,173
	Shares outstanding	4,018,428
	Net asset value and offering price per share	$14.07	(a)

Class C
	Net assets	$17,607,032
	Shares outstanding	1,251,986
	Net asset value and offering price per share	$14.06	(a)

Class G
	Net assets	$1,355,922
	Shares outstanding	96,379
	Net asset value and offering price per share	$14.07	(a)

Class T
	Net assets	$98,724,979
	Shares outstanding	6,868,967
	Net asset value per share	$14.37	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.37/0.9425)	$15.25	(b)

Class Z
	Net assets	$528,575,201
	Shares outstanding	36,773,855
	Net asset value, offering and redemption price per share	$14.37

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Dividend Income Fund

For the Six Months Ended March 31, 2007 (Unaudited)

		($)
Investment Income	Dividends	14,645,018
	Interest	799,652
	Securities lending	44,672
	Foreign taxes withheld	(58,987)

	Total Investment Income	15,430,355

Expenses	Investment advisory fee	3,465,262
	Administration fee	345,208
	Distribution fee:
	Class B	218,524
	Class C	61,244
	Class G	4,810
	Service fee:
	Class A	442,465
	Class B	72,841
	Class C	20,415
	Class G	2,222
	Shareholder service fee – Class T	147,692
	Transfer agent fee	388,295
	Pricing and bookkeeping fees	77,459
	Trustees’ fees	22,873
	Custody fee	16,804
	Chief compliance officer expenses	7,500
	Other expenses	288,493

	Total Expenses	5,582,107

	Fees and expenses waived or reimbursed by Investment Advisor	(488,668)
	Fees and expenses waived by Distributor – Class G	(4,810)
	Custody earnings credit	(1,341)

	Net Expenses	5,087,288

	Net Investment Income	10,343,067

Net Realized and Unrealized Gain on Investments	Net realized gain on investments	27,931,503
	Net change in unrealized appreciation on investments	48,775,592

	Net Gain	76,707,095

	Net Increase Resulting from Operations	87,050,162

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2007 ($)	Year Ended September 30, 2006 ($)
Operations	Net investment income	10,343,067	11,951,582
	Net realized gain on investments	27,931,503	28,015,321
	Net change in unrealized appreciation on investments	48,775,592	40,100,667

	Net Increase Resulting from Operations	87,050,162	80,067,570

Distributions Declared to Shareholders	From net investment income:
	Class A	(3,249,930)	(648,677)
	Class B	(332,142)	(256,348)
	Class C	(97,729)	(62,537)
	Class G	(13,359)	(33,207)
	Class T	(892,550)	(2,049,109)
	Class Z	(5,417,859)	(9,666,130)
	From net realized gains:
	Class A	(3,228,882)	—
	Class B	(551,026)	—
	Class C	(153,342)	—
	Class G	(14,208)	—
	Class T	(896,720)	—
	Class Z	(4,555,801)	—

	Total Distributions Declared to Shareholders	(19,403,548)	(12,716,008)

Share Transactions	Class A:
	Subscriptions	20,631,742	14,664,593
	Proceeds received in connection with merger	—	306,683,062
	Distributions reinvested	5,301,867	421,960
	Redemptions	(50,762,699)	(10,599,828)

	Net Increase (Decrease)	(24,829,090)	311,169,787

	Class B:
	Subscriptions	5,001,507	3,801,913
	Proceeds received in connection with merger	—	39,248,817
	Distributions reinvested	747,263	213,676
	Redemptions	(10,723,650)	(5,367,904)

	Net Increase (Decrease)	(4,974,880)	37,896,502

	Class C:
	Subscriptions	5,400,252	3,423,725
	Proceeds received in connection with merger	—	6,162,977
	Distributions reinvested	203,480	44,818
	Redemptions	(1,972,797)	(1,202,581)

	Net Increase	3,630,935	8,428,939

	Class G:
	Subscriptions	8,940	43,680
	Distributions reinvested	25,776	31,110
	Redemptions	(355,408)	(2,016,575)

	Net Decrease	(320,692)	(1,941,785)

	Class T:
	Subscriptions	703,957	2,558,178
	Distributions reinvested	1,727,178	1,971,887
	Redemptions	(6,875,836)	(17,925,447)

	Net Decrease	(4,444,701)	(13,395,382)

	Class Z:
	Subscriptions	69,543,164	114,126,257
	Proceeds received in connection with merger	—	32,883,043
	Distributions reinvested	2,047,220	1,481,997
	Redemptions	(47,584,811)	(81,126,145)

	Net Increase	24,005,573	67,365,152
	Net Increase (Decrease) from Share Transactions	(6,932,855)	409,523,213

	Total Increase in Net Assets	60,713,759	476,874,775

Net Assets	Beginning of period	986,291,351	509,416,576
	End of period	1,047,005,110	986,291,351
	Undistributed (overdistributed) net investment income at end of period	257,419	(82,079)

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Dividend Income Fund (continued)

		(Unaudited) Six Months Ended March 31, 2007	Year Ended September 30, 2006

Changes in Shares	Class A:
	Subscriptions	1,464,339	1,151,230
	Issued in connection with merger	—	23,057,045
	Issued for distributions reinvested	377,334	33,397
	Redemptions	(3,585,746)	(840,573)

	Net Increase (Decrease)	(1,744,073)	23,401,099

	Class B:
	Subscriptions	364,816	307,365
	Issued in connection with merger	—	3,012,306
	Issued for distributions reinvested	54,417	17,355
	Redemptions	(776,157)	(436,148)

	Net Increase (Decrease)	(356,924)	2,900,878

	Class C:
	Subscriptions	395,839	268,366
	Issued in connection with merger	—	473,318
	Issued for distributions reinvested	14,818	3,637
	Redemptions	(142,320)	(98,232)

	Net Increase	268,337	647,089

	Class G:
	Subscriptions	648	3,588
	Issued for distributions reinvested	1,875	2,546
	Redemptions	(25,819)	(166,250)

	Net Decrease	(23,296)	(160,116)

	Class T:
	Subscriptions	50,042	206,844
	Issued for distributions reinvested	122,896	156,687
	Redemptions	(489,084)	(1,432,054)

	Net Decrease	(316,146)	(1,068,523)

	Class Z:
	Subscriptions	4,924,399	9,171,543
	Issued in connection with merger	—	2,471,719
	Issued for distributions reinvested	145,640	118,157
	Redemptions	(3,374,290)	(6,496,116)

	Net Increase	1,695,749	5,265,303

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30,
Class A Shares			2006	2005	2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$13.45		$12.01	$10.80	$9.26	$9.01

Income from Investment Operations:
Net investment income (d)	0.13		0.26	0.25	0.18	0.11
Net realized and unrealized gain on investments	1.05		1.45	1.16	1.53	0.25

Total from Investment Operations	1.18		1.71	1.41	1.71	0.36

Less Distributions Declared to Shareholders:
From net investment income	(0.13)		(0.27)	(0.20)	(0.17)	(0.11)
From net realized gains	(0.13)		—	—	—	—

Total Distributions Declared to Shareholders	(0.26)		(0.27)	(0.20)	(0.17)	(0.11)

Net Asset Value, End of Period	$14.37		$13.45	$12.01	$10.80	$9.26
Total return (e)(f)	8.83	%(g)	14.45%	13.10%	18.60%	4.02	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.05	%(i)	1.05%	1.05%	1.36%	1.42	%(i)
Waiver/Reimbursement	0.09	%(i)	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.94	%(i)	2.19%	2.11%	1.71%	1.38	%(i)
Portfolio turnover rate	9	%(g)	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$344,193		$345,595	$27,534	$7,319	$564

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30,
Class B Shares			2006	2005	2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$13.17		$11.77	$10.59	$9.08	$8.82

Income from Investment Operations:
Net investment income (d)	0.08		0.16	0.16	0.10	0.05
Net realized and unrealized gain on investments	1.03		1.42	1.13	1.50	0.26

Total from Investment Operations	1.11		1.58	1.29	1.60	0.31

Less Distributions Declared to Shareholders:
From net investment income	(0.08)		(0.18)	(0.11)	(0.09)	(0.05)
From net realized gains	(0.13)		—	—	—	—

Total Distributions Declared to Shareholders	(0.21)		(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$14.07		$13.17	$11.77	$10.59	$9.08
Total return (e)(f)	8.46	%(g)	13.55%	12.23%	17.69%	3.51	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.80	%(i)	1.80%	1.80%	2.11%	2.34	%(i)
Waiver/Reimbursement	0.09	%(i)	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.20	%(i)	1.30%	1.36%	0.94%	0.47	%(i)
Portfolio turnover rate	9	%(g)	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$56,549		$57,644	$17,359	$8,808	$1,136

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30,
Class C Shares			2006	2005	2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$13.17		$11.76	$10.58	$9.07	$8.82

Income from Investment Operations:
Net investment income (d)	0.08		0.16	0.16	0.10	0.07
Net realized and unrealized gain on investments	1.02		1.43	1.13	1.50	0.23

Total from Investment Operations	1.10		1.59	1.29	1.60	0.30

Less Distributions Declared to Shareholders:
From net investment income	(0.08)		(0.18)	(0.11)	(0.09)	(0.05)
From net realized gains	(0.13)		—	—	—	—

Total Distributions Declared to Shareholders	(0.21)		(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$14.06		$13.17	$11.76	$10.58	$9.07
Total return (e)(f)	8.38	%(g)	13.64%	12.24%	17.70%	3.41	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.80	%(i)	1.80%	1.80%	2.11%	2.18	%(i)
Waiver/Reimbursement	0.09	%(i)	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.19	%(i)	1.29%	1.36%	0.94%	0.95	%(i)
Portfolio turnover rate	9	%(g)	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$17,607		$12,950	$3,959	$2,027	$152

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30,		Year Ended October 31,
Class G Shares			2006	2005	2004 (a)	2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$13.17		$11.76	$10.58	$9.07	$8.36		$9.87		$10.37

Income from Investment Operations:
Net investment income (loss) (d)	0.11		0.16	0.16	0.10	0.05		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	1.05		1.44	1.14	1.50	0.71		(1.05)		(0.11)

Total from Investment Operations	1.16		1.60	1.30	1.60	0.76		(1.12)		(0.17)

Less Distributions Declared to Shareholders:
From net investment income	(0.13)		(0.19)	(0.12)	(0.09)	(0.05)		—		—
From net realized gains	(0.13)		—	—	—	—		(0.39)		(0.33)

Total Distributions Declared to Shareholders	(0.26)		(0.19)	(0.12)	(0.09)	(0.05)		(0.39)		(0.33)

Net Asset Value, End of Period	$14.07		$13.17	$11.76	$10.58	$9.07		$8.36		$9.87
Total return (e)(f)	8.84	%(g)	13.70%	12.30%	17.71%	9.08	%(g)	(12.16)%		(1.71)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.10	%(i)	1.71%	1.75%	2.14%	2.21	%(i)	2.17%		2.02%
Waiver/Reimbursement	0.74	%(i)	0.12%	0.18%	0.03%	—	%(i)(j)	0.25%		0.24%
Net investment income (loss) (h)	1.90	%(i)	1.35%	1.38%	0.97%	0.71	%(i)	(0.72)%		(0.53)%
Portfolio turnover rate	9	%(g)	52%	18%	44%	33	%(g)	65	%(k)	81%
Net assets, end of period (000’s)	$1,356		$1,576	$3,291	$5,995	$9,650		$2,093		$2,286

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were renamed Liberty Strategic Equity Fund, Class G shares.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30,		Year Ended October 31,
Class T Shares			2006	2005	2004 (a)	2003 (b)(c)		2002		2001

Net Asset Value, Beginning of Period	$13.45		$12.01	$10.80	$9.26	$8.54		$10.02		$10.46

Income from Investment Operations:
Net investment income (d)	0.11		0.25	0.24	0.17	0.11		0.01		0.03
Net realized and unrealized gain (loss) on investments	1.07		1.46	1.16	1.54	0.73		(1.08)		(0.11)

Total from Investment Operations	1.18		1.71	1.40	1.71	0.84		(1.07)		(0.08)

Less Distributions Declared to Shareholders:
From net investment income	(0.13)		(0.27)	(0.19)	(0.17)	(0.12)		(0.02)		(0.03)
From net realized gains	(0.13)		—	—	—	—		(0.39)		(0.33)

Total Distributions Declared to Shareholders	(0.26)		(0.27)	(0.19)	(0.17)	(0.12)		(0.41)		(0.36)

Net Asset Value, End of Period	$14.37		$13.45	$12.01	$10.80	$9.26		$8.54		$10.02
Total return (e)(f)	8.81	%(g)	14.39%	13.04%	18.50%	9.86	%(g)	(11.50)%		(0.83)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.10	%(i)	1.10%	1.10%	1.45%	1.49	%(i)	1.40%		1.24%
Waiver/Reimbursement	0.09	%(i)	0.12%	0.18%	0.04%	0.01	%(i)	0.29%		0.26%
Net investment income (h)	1.89	%(i)	1.96%	2.06%	1.64%	1.42	%(i)	0.05%		0.25%
Portfolio turnover rate	9	%(g)	52%	18%	44%	33	%(g)	65	%(j)	81%
Net assets, end of period (000’s)	$98,725		$96,651	$99,148	$100,803	$96,638		$6,578		$8,400

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were renamed Liberty Strategic Equity Fund, Class T shares.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,			Period Ended September 30,		Year Ended October 31,
Class Z Shares			2006	2005	2004 (a)	2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$13.45		$12.01	$10.80	$9.26	$8.56		$10.03		$10.48

Income from Investment Operations:
Net investment income (d)	0.13		0.28	0.28	0.21	0.15		0.06		0.08
Net realized and unrealized gain (loss) on investments	1.07		1.47	1.16	1.53	0.72		(1.07)		(0.12)

Total from Investment Operations	1.20		1.75	1.44	1.74	0.87		(1.01)		(0.04)

Less Distributions Declared to Shareholders:
From net investment income	(0.15)		(0.31)	(0.23)	(0.20)	(0.17)		(0.07)		(0.08)
From net realized gains	(0.13)		—	—	—	—		(0.39)		(0.33)

Total Distributions Declared to Shareholders	(0.28)		(0.31)	(0.23)	(0.20)	(0.17)		(0.46)		(0.41)

Net Asset Value, End of Period	$14.37		$13.45	$12.01	$10.80	$9.26		$8.56		$10.03
Total return (e)(f)	8.97	%(g)	14.73%	13.38%	18.93%	10.22	%(g)	(11.07)%		(0.43)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.80	%(i)	0.80%	0.80%	1.10%	1.02	%(i)	0.82%		0.75%
Waiver/Reimbursement	0.09	%(i)	0.12%	0.18%	0.05%	0.02	%(i)	0.24%		0.21%
Net investment income (h)	2.19	%(i)	2.27%	2.37%	1.98%	1.89	%(i)	0.63%		0.74%
Portfolio turnover rate	9	%(g)	52%	18%	44%	33	%(g)	65	%(j)	81%
Net assets, end of period (000’s)	$528,575		$471,876	$358,125	$90,269	$73,276		$19,896		$102,909

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were renamed Liberty Strategic Equity Fund, Class Z shares.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Dividend Income Fund (March 31, 2007)

(Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares and offers six classes of shares: Class A, B, C, G, T and Z. Each share class has its own expense structure and, as applicable, sales charge.

Class A and T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B and G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares and Class G shares will convert to Class T shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at “fair value”, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of

22

Columbia Dividend Income Fund (March 31, 2007) (Unaudited)

default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2006 was as follows:

Distributions paid from:
Ordinary Income*	$12,716,008

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$192,385,442
Unrealized depreciation	(10,716,500)
Net unrealized appreciation	181,668,942

The following capital loss carryforwards, determined as of September 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$2,532,220
2009	96,865,401
2010	17,403,024
2011	4,211,493
2013	990,327
2014	2,808,003

Total	$124,810,468

23

Columbia Dividend Income Fund (March 31, 2007) (Unaudited)

Of the capital loss carryforwards attributable to the Fund, $2,945,383 (expiring September 30, 2011), remain from the Fund’s merger with Galaxy Equity Income Fund. Total capital loss carryforwards acquired from Galaxy Equity Income Fund were $22,957,800 of which $20,012,417 was utilized to offset gains. The availability of a portion of the remaining capital loss carryforward from Galaxy Equity Income Fund may be limited in a given year.

Of the capital loss carryforwards attributable to the Fund, $121,865,085 ($2,532,220 expiring September 30, 2008, $96,865,401 expiring September 30, 2009, $17,403,024 expiring September 30, 2010, $1,266,110 expiring September 30, 2011, $990,327 expiring September 30, 2013, $2,808,003 expiring September 30, 2014) remain from the Fund’s merger with Columbia Utilities Fund. The total capital loss carryforwards acquired from Columbia Utilities Fund were $243,607,053 of which $121,301,784 was permanently lost and $440,184 was utilized to offset gains. The availability of a portion of the remaining capital loss carryforward from Columbia Utilities Fund may be limited in a given year.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid in capital.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

For the six months ended March 31, 2007, the Fund’s annualized effective investment advisory fee rate was 0.67% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee during any year shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial

24

Columbia Dividend Income Fund (March 31, 2007) (Unaudited)

reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the six months ended March 31, 2007, the total amount paid to affiliates by the Fund under the agreements was $41,847.

For the six months ended March 31, 2007, the annualized effective pricing and bookkeeping fee rates for the Fund, inclusive of out-of-pocket expenses, was 0.015% of the Fund’s average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2007, the Fund’s annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.08% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended March 31, 2007, the Distributor has retained net underwriting discounts of $41,409 and $618 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $66, $37,015, $1,900 and $286 on Class A, Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans, which require the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

Distribution Fee
Class A	Class B	Class C	Class G
0.10%	0.75%	0.75%	0.65%

Service Fee
Class A	Class B	Class C	Class G
0.25%	0.25%	0.25%	0.50%

The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.

The Fund may pay distribution and service fees up to a maximum of 1.15% of the Fund’s average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee not more than

25

Columbia Dividend Income Fund (March 31, 2007) (Unaudited)

0.95% during the current fiscal year. The 0.65% distribution services fee is currently being voluntarily waived by the Distributor. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T and Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund’s Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Fund currently does not intend to pay more than 0.30% annually for Class T shareholder services fees.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and reimburse the Fund through January 31, 2008, for certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed the annual rate of 0.80% of the Fund’s average daily net assets.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley requirements. For the six months ended March 31, 2007, the Fund paid $1,571 to Columbia for such services. This amount is included in “Other expenses” in the Statement of Operations.

Note 5. Portfolio Information

For the six months ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $112,709,012 and $92,547,586, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations. For the six months ended March 31, 2007, the Fund did not borrow under this arrangement.

26

Columbia Dividend Income Fund (March 31, 2007) (Unaudited)

Note 7. Shares of Beneficial Interest

As of March 31, 2007, the Fund had one shareholder that held 43.7% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ‘MDL’). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the

27

Columbia Dividend Income Fund (March 31, 2007) (Unaudited)

Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds’ adviser and/or its affiliates, including payment of plaintiffs’ attorneys’ fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Note 10. Business Combinations and Mergers

On September 22, 2006, Columbia Utilities Fund merged into Columbia Dividend Income Fund. Columbia Dividend Income Fund received a tax-free transfer of assets from Columbia Utilities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
29,014,388	$384,977,899	$47,796,171

Net Assets of Columbia Dividend Income Fund Prior to Combination	Net Assets of Columbia Utilities Fund Immediately Prior to Combination	Net Assets of Columbia Dividend Income Fund Immediately After Combination
$587,605,173	$384,977,899	$972,583,072

[1]	Unrealized appreciation is included in the Net Assets Received.

28

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage, if any, and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

29

Board Consideration and Approval of Investment Advisory Agreements (continued)

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

30

Board Consideration and Approval of Investment Advisory Agreements (continued)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

31

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc. (“CFD”)1 agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Fund” and together with all such funds or a group of such funds as the “Funds”) only if the Independent Members of the Fund’s Board of Trustees (such Independent Members of the Fund’s Board together with the other members of the Fund’s Board, referred to as the “Trustees”) appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds’ Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.”

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

1	CMA and CFD are subsidiaries of Columbia Management Group, Inc. (“CMG”), which also is the parent of Columbia Management Services, Inc. (“CFS”), the Funds’ transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2	I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

32

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.	Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG’s costs and profitability.

2.	Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG’s fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. (“Lipper”) in performing the Trustees’ screening procedures.

3.	Recommendation: Trustees should consider whether…the fund-by-fund screen…should place comparable emphasis on both basis point and quintile information in their evaluation of the funds…Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.	Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.	Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint… Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG’s view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG’s analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds’ assets increase.

33

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

6.	Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.	Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.	The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.	The Funds’ overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.	The procedure used to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds may bias a Fund’s ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.	The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.	The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees’ Fee and Performance Evaluation Process

10.	The Trustees’ evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the

34

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds’ management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds’ management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.	The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.	Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.	Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.	Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.	Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.	Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.	Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.	Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG’s profitability.

Respectfully submitted,

John D. Rea

35

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.	Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.	CMG’s expenses and profitability obtained directly from CMG;

3.	Information on CMG’s organizational structure;

4.	Profitability of publicly traded asset managers from Lipper;

5.	Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.	Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.	Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.	Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.	Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting (“NERA”) to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

36

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

37

Columbia Dividend Income Fund

Semiannual Report – March 31, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC - 44/130010-0307 (05/07) 07/37912

Columbia Liberty Fund

Semiannual Report – March 31, 2007

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Performance Information – Columbia Liberty Fund

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	18,711	17,635
Class B	17,363	17,363
Class C	17,353	17,353
Class Z	19,982	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
6 month (cumulative)	7.39	1.21	7.00	2.00	7.02	6.02	7.60
1-year	9.07	2.80	8.27	3.27	8.29	7.29	9.31
5-year	6.08	4.83	5.29	4.96	5.30	5.30	6.33
10-year	6.47	5.84	5.67	5.67	5.67	5.67	7.17

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 03/31/07 ($)

Class A	9.06
Class B	9.05
Class C	9.03
Class Z	9.66

Distributions declared per share
10/01/06 – 03/31/07 ($)

Class A	0.37
Class B	0.34
Class C	0.34
Class Z	0.38

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class Z	0.81

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns of Class C shares include returns of the fund’s Class B shares for periods prior to the inception of Class C shares. Class B shares would have substantially similar returns because Class B and Class C shares generally have similar expense structures. Class B shares were initially offered on May 5, 1992 and Class C shares were initially offered on August 1, 1997.

1

Understanding Your Expenses – Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,073.90	1,019.70	5.43	5.29	1.05
Class B	1,000.00	1,000.00	1,070.01	1,015.96	9.29	9.05	1.80
Class C	1,000.00	1,000.00	1,070.21	1,015.96	9.29	9.05	1.80
Class Z	1,000.00	1,000.00	1,075.99	1,020.89	4.19	4.08	0.81

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Fund Profile – Columbia Liberty Fund

Summary

■

For the six-month period ended March 31, 2007, the fund’s Class A shares returned 7.39% without sales charge. The S&P 500 Index returned 7.38% and the Lehman Brothers U.S. Aggregate Bond Index returned 2.76%.[1] The fund’s return was higher than the 6.67% average return of funds in its peer group, the Morningstar Moderate Asset Allocation Category.[2]

■

The fund’s emphasis on stocks was beneficial during the period as stocks continued to outperform bonds. Within the equity portion of the portfolio, a high exposure to large cap stocks and an emphasis on international stocks also contributed to the fund’s solid return. Foreign markets generally outperformed the US stock market during the period. Within the fixed-income portion of the fund, exposure to asset-backed and mortgage-backed bonds aided the fund’s performance as these sectors did better than Treasury bonds.

■

We believe the US economy to continue to exhibit mixed signals, which are typical of mid-cycle slowdowns—solid profit growth and moderate inflation offset by concerns about weakness in the housing market; gains in personal, business and government spending offset by slower housing and manufacturing trends. However, business prospects remain solid and economic growth, although slower, should continue at a moderate pace. In this environment, we believe equities to continue to have an edge over other asset classes. We continue to believe international markets to hold their ground, supported by solid economic growth and relatively low interest rates around the world. We believe bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

Portfolio Management

Vikram Kuriyan has managed the fund since August 2005. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Karen Wurdack has managed the fund since August 2005. Ms. Wurdack is associated with Columbia Management Advisors, LLC.

[1]

The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar denominated, non-convertible investment grade debt issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including, but not limited to, foreign taxation, currency fluctuations, risks associated with possible differences in financial markets and other monetary and political risks.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/2007

+7.39% Class A shares (without sales charge)

+7.38% S&P 500 Index

+2.76% Lehman Brothers U.S. Aggregate Bond Index

3

Financial Statements – Columbia Liberty Fund (March 31, 2007)

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4

Investment Portfolio – Columbia Liberty Fund, March 31, 2007 (Unaudited)

Common Stocks – 60.9%

		Shares	Value ($)
Consumer Discretionary – 7.5%
Automobiles – 0.3%	DaimlerChrysler AG, Registered Shares	12,300	1,008,861
	Suzuki Motor Corp.	22,000	571,283

	Automobiles Total		1,580,144

Diversified Consumer Services – 0.1%	Sotheby’s (a)	20,116	894,760

	Diversified Consumer Services Total		894,760

Hotels, Restaurants & Leisure – 0.9%	China Travel International	1,868,000	872,618
	Las Vegas Sands Corp. (b)	17,792	1,540,965
	McDonald’s Corp.	33,206	1,495,930
	Starwood Hotels & Resorts Worldwide, Inc.	24,200	1,569,370

	Hotels, Restaurants & Leisure Total		5,478,883

Household Durables – 1.4%	Centex Corp. (a)	20,000	835,600
	Japan General Estate Co., Ltd.	22,700	583,681
	Koninklijke Philips Electronics NV	24,231	925,429
	Lennar Corp., Class A	18,400	776,664
	Makita Corp.	47,700	1,768,916
	Newell Rubbermaid, Inc.	49,400	1,535,846
	Sony Corp., ADR	35,500	1,792,395

	Household Durables Total		8,218,531

Media – 1.5%	Comcast Corp., Class A (b)	28,500	739,575
	EMI Group PLC	142,600	638,400
	Lamar Advertising Co., Class A (b)	16,000	1,007,520
	News Corp., Class A	53,500	1,236,920
	Reed Elsevier PLC	147,900	1,768,097
	Time Warner, Inc.	109,500	2,159,340
	Viacom, Inc., Class B (b)	26,600	1,093,526

	Media Total		8,643,378

Multiline Retail – 1.4%	Federated Department Stores, Inc.	49,028	2,208,711
	Izumi Co. Ltd.	46,100	856,747
	J.C. Penney Co., Inc.	18,300	1,503,528
	Nordstrom, Inc.	29,800	1,577,612
	Target Corp.	40,000	2,370,400

	Multiline Retail Total		8,516,998

Specialty Retail – 1.6%	Esprit Holdings Ltd.	137,000	1,600,832
	GameStop Corp., Class A (b)	61,000	1,986,770
	Home Depot, Inc.	20,300	745,822
	J Crew Group, Inc. (b)	26,204	1,052,615
	Limited Brands, Inc.	74,100	1,931,046
	Urban Outfitters, Inc. (b)	43,300	1,147,883
	Yamada Denki Co., Ltd.	11,600	1,080,855

	Specialty Retail Total		9,545,823

Textiles, Apparel & Luxury Goods – 0.3%	Adidas AG	17,300	945,901
	Polo Ralph Lauren Corp.	8,900	784,535

	Textiles, Apparel & Luxury Goods Total		1,730,436

Consumer Discretionary Total			44,608,953

See Accompanying Notes to Financial Statements.

5

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Consumer Staples – 5.7%
Beverages – 1.5%	Coca-Cola Co.	47,500	2,280,000
	Diageo PLC	50,921	1,031,609
	Diageo PLC, ADR	21,426	1,734,435
	Fomento Economico Mexicano SAB de CV, ADR	8,300	916,237
	PepsiCo, Inc.	23,500	1,493,660
	Pernod-Ricard SA	6,500	1,318,257

	Beverages Total		8,774,198

Food & Staples Retailing – 0.6%	Aeon Co., Ltd.	29,000	578,326
	CVS Corp.	35,600	1,215,384
	Kroger Co.	48,900	1,381,425
	Sysco Corp.	22,100	747,643

	Food & Staples Retailing Total		3,922,778

Food Products – 0.8%	Archer-Daniels-Midland Co.	46,900	1,721,230
	Danisco A/S	18,701	1,473,549
	Kraft Foods, Inc., Class A (a)	27,300	864,318
	Tyson Foods, Inc., Class A	46,200	896,742

	Food Products Total		4,955,839

Household Products – 0.7%	Colgate-Palmolive Co.	38,400	2,564,736
	Procter & Gamble Co.	24,000	1,515,840

	Household Products Total		4,080,576

Personal Products – 0.6%	Avon Products, Inc.	92,000	3,427,920

	Personal Products Total		3,427,920

Tobacco – 1.5%	Altria Group, Inc.	46,154	4,052,783
	Japan Tobacco, Inc.	360	1,768,839
	Loews Corp. – Carolina Group	39,200	2,963,912

	Tobacco Total		8,785,534

Consumer Staples Total			33,946,845

Energy – 5.8%
Energy Equipment & Services – 1.3%	ENSCO International, Inc.	14,900	810,560
	Halliburton Co. (a)	48,234	1,530,947
	National Oilwell Varco, Inc. (b)	10,800	840,132
	Schlumberger Ltd.	11,560	798,796
	Transocean, Inc. (b)	23,100	1,887,270
	Weatherford International Ltd. (b)	46,400	2,092,640

	Energy Equipment & Services Total		7,960,345

Oil, Gas & Consumable Fuels – 4.5%	ConocoPhillips	30,827	2,107,026
	Devon Energy Corp.	20,700	1,432,854
	Exxon Mobil Corp.	73,502	5,545,726
	Hess Corp.	57,200	3,172,884
	Newfield Exploration Co. (b)	23,700	988,527
	Occidental Petroleum Corp.	52,500	2,588,775
	Peabody Energy Corp.	27,500	1,106,600
	Southwestern Energy Co. (b)	23,100	946,638

See Accompanying Notes to Financial Statements.

6

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)	Statoil ASA	61,028	1,661,671
	Total SA	21,659	1,517,545
	Valero Energy Corp.	40,900	2,637,641
	Williams Companies, Inc. (b)	49,100	1,397,386
	XTO Energy, Inc.	24,940	1,366,961

	Oil, Gas & Consumable Fuels Total		26,470,234

Energy Total			34,430,579

Financials – 12.3%
Capital Markets – 2.6%	Deutsche Bank AG, Registered Shares	8,300	1,116,682
	Goldman Sachs Group, Inc.	7,700	1,591,051
	Mediobanca SpA	36,300	808,351
	Merrill Lynch & Co., Inc.	71,042	5,802,000
	Nomura Holdings, Inc.	40,400	841,667
	State Street Corp.	68,100	4,409,475
	UBS AG, Registered Shares	15,920	945,911

	Capital Markets Total		15,515,137

Commercial Banks – 4.4%	Barclays PLC, ADR (a)	25,100	1,429,194
	Depfa Bank PLC	69,816	1,246,936
	Deutsche Postbank AG	11,200	976,538
	Marshall & Ilsley Corp. (a)	33,081	1,531,981
	Mitsubishi UFJ Financial Group, Inc.	193	2,178,293
	National Bank of Greece SA	32,292	1,712,550
	PNC Financial Services Group, Inc.	29,729	2,139,596
	Raiffeisen International Bank Holding AG	8,400	1,182,484
	SunTrust Banks, Inc.	13,963	1,159,488
	Swedbank AB, Class A	39,600	1,386,578
	U.S. Bancorp (a)	99,613	3,483,467
	UniCredito Italiano SpA	114,007	1,085,111
	Wachovia Corp.	58,569	3,224,223
	Wells Fargo & Co.	95,396	3,284,484

	Commercial Banks Total		26,020,923

Diversified Financial Services – 1.9%	CIT Group, Inc.	29,200	1,545,264
	Citigroup, Inc.	95,539	4,904,972
	JPMorgan Chase & Co.	104,028	5,032,875

	Diversified Financial Services Total		11,483,111

Insurance – 2.6%	ACE Ltd.	20,400	1,164,024
	Ambac Financial Group, Inc.	37,597	3,248,005
	American International Group, Inc.	32,897	2,211,336
	AXA SA	18,167	770,279
	Genworth Financial, Inc., Class A	45,900	1,603,746
	Hartford Financial Services Group, Inc.	13,610	1,300,844
	Prudential Financial, Inc.	29,900	2,698,774
	Prudential PLC	89,018	1,256,873
	W.R. Berkley Corp.	34,600	1,145,952

	Insurance Total		15,399,833

See Accompanying Notes to Financial Statements.

7

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Financials (continued)
Real Estate Investment Trusts (REITs) – 0.6%	Archstone-Smith Trust	12,160	660,045
	General Growth Properties, Inc.	20,300	1,310,771
	Plum Creek Timber Co., Inc.	21,075	830,776
	ProLogis	11,400	740,202

	Real Estate Investment Trusts (REITs) Total		3,541,794

Thrifts & Mortgage Finance – 0.2%	Washington Mutual, Inc.	23,600	952,968

	Thrifts & Mortgage Finance Total		952,968

Financials Total			72,913,766

Health Care – 6.9%
Biotechnology – 0.5%	Celgene Corp. (b)	21,700	1,138,382
	Genentech, Inc. (b)	13,000	1,067,560
	Isis Pharmaceuticals, Inc. (b)	53,800	498,726

	Biotechnology Total		2,704,668

Health Care Equipment & Supplies – 0.9%	Cytyc Corp. (b)	37,300	1,276,033
	Medtronic, Inc.	42,000	2,060,520
	Zimmer Holdings, Inc. (b)	22,600	1,930,266

	Health Care Equipment & Supplies Total		5,266,819

Health Care Providers & Services – 1.8%	Aetna, Inc.	24,490	1,072,417
	CIGNA Corp. (a)	7,099	1,012,743
	Laboratory Corp. of America Holdings (b)	21,200	1,539,756
	McKesson Corp.	58,600	3,430,444
	Rhoen-Klinikum AG	11,700	697,230
	UnitedHealth Group, Inc.	44,700	2,367,759
	WellPoint, Inc. (b)	9,800	794,780

	Health Care Providers & Services Total		10,915,129

Life Sciences Tools & Services – 0.5%	Thermo Fisher Scientific, Inc. (b)	66,080	3,089,240

	Life Sciences Tools & Services Total		3,089,240

Pharmaceuticals – 3.2%	Abbott Laboratories	37,600	2,098,080
	Johnson & Johnson	60,200	3,627,652
	Merck & Co., Inc.	98,000	4,328,660
	Novartis AG, ADR (b)	20,726	1,132,261
	Novartis AG, Registered Shares	21,506	1,233,567
	Novo-Nordisk A/S, Class B	13,103	1,195,720
	Pfizer, Inc.	159,247	4,022,579
	Sanofi-Aventis	12,700	1,104,441

	Pharmaceuticals Total		18,742,960

Health Care Total			40,718,816

Industrials – 7.3%
Aerospace & Defense – 2.4%	Boeing Co.	50,700	4,507,737
	L-3 Communications Holdings, Inc.	50,050	4,377,873
	Precision Castparts Corp.	11,900	1,238,195

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Aerospace & Defense (continued)	Rolls-Royce Group PLC	5,801,600	11,417
	Rolls-Royce Group PLC (b)	86,000	836,444
	United Technologies Corp.	54,716	3,556,540

	Aerospace & Defense Total		14,528,206

Airlines – 0.2%	Continental Airlines, Inc., Class B (b)	31,300	1,139,007

	Airlines Total		1,139,007

Commercial Services & Supplies – 0.5%	Equifax, Inc.	51,800	1,888,110
	Waste Management, Inc.	33,600	1,156,176

	Commercial Services & Supplies Total		3,044,286

Construction & Engineering – 0.3%	Chiyoda Corp.	69,000	1,513,620

	Construction & Engineering Total		1,513,620

Electrical Equipment – 1.5%	ABB Ltd., ADR	91,084	1,564,823
	Alstom (b)	5,500	713,778
	Dongfang Electrical Machinery Co., Ltd., Class H	494,000	2,054,777
	Emerson Electric Co.	37,900	1,633,111
	Gamesa Corp. Tecnologica SA	15,586	564,237
	Schneider Electric SA	588	72,294
	Schneider Electric SA (b)	9,000	1,142,513
	Vestas Wind Systems A/S	23,760	1,331,182

	Electrical Equipment Total		9,076,715

Industrial Conglomerates – 1.3%	General Electric Co.	181,840	6,429,862
	Siemens AG	14,572	1,557,670

	Industrial Conglomerates Total		7,987,532

Machinery – 0.9%	Caterpillar, Inc.	27,300	1,829,919
	Eaton Corp.	18,500	1,545,860
	Japan Steel Works Ltd.	147,000	1,767,643

	Machinery Total		5,143,422

Road & Rail – 0.2%	East Japan Railway Co.	122	950,407

	Road & Rail Total		950,407

Industrials Total			43,383,195

Information Technology – 8.9%
Communications Equipment – 1.6%	Cisco Systems, Inc. (b)	167,835	4,284,828
	CommScope, Inc. (b)	21,200	909,480
	Corning, Inc. (b)	43,000	977,820
	Nokia Oyj	48,943	1,126,506
	QUALCOMM, Inc.	41,400	1,766,124
	Research In Motion Ltd. (b)	5,400	737,046

	Communications Equipment Total		9,801,804

Computers & Peripherals – 1.9%	Apple, Inc. (b)	29,400	2,731,554
	Dell, Inc. (b)	49,000	1,137,290
	EMC Corp.	127,200	1,761,720

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Information Technology (continued)
Computers & Peripherals (continued)	Hewlett-Packard Co.	94,600	3,797,244
	International Business Machines Corp.	17,700	1,668,402

	Computers & Peripherals Total		11,096,210

Electronic Equipment & Instruments – 0.7%	Agilent Technologies, Inc. (b)	77,000	2,594,130
	AU Optronics Corp., ADR	60,007	858,100
	Trimble Navigation Ltd. (b)	32,300	866,932

	Electronic Equipment & Instruments Total		4,319,162

Internet Software & Services – 1.7%	Akamai Technologies, Inc. (b)	14,500	723,840
	Baidu.com, Inc., ADR (a)(b)	5,300	511,715
	eBay, Inc. (b)	80,200	2,658,630
	Google, Inc., Class A (b)	7,516	3,443,531
	Yahoo!, Inc. (b)	92,600	2,897,454

	Internet Software & Services Total		10,235,170

IT Services – 0.3%	Cognizant Technology Solutions Corp., Class A (b)	17,800	1,571,206

	IT Services Total		1,571,206

Semiconductors & Semiconductor Equipment – 1.6%	ARM Holdings PLC	413,700	1,090,893
	Fairchild Semiconductor International, Inc. (a)(b)	62,900	1,051,688
	Intel Corp.	115,300	2,205,689
	Intersil Corp., Class A	30,400	805,296
	MEMC Electronic Materials, Inc. (b)	23,600	1,429,688
	NVIDIA Corp. (b)	22,600	650,428
	Samsung Electronics Co. Ltd., GDR (c)	2,410	733,242
	Texas Instruments, Inc.	45,600	1,372,560

	Semiconductors & Semiconductor Equipment Total		9,339,484

Software – 1.1%	Adobe Systems, Inc. (b)	31,000	1,292,700
	Electronic Arts, Inc. (b)	14,300	720,148
	Microsoft Corp.	116,275	3,240,584
	Oracle Corp. (b)	44,800	812,224
	THQ, Inc. (b)	21,100	721,409

	Software Total		6,787,065

Information Technology Total			53,150,101

Materials – 2.2%
Chemicals – 1.1%	E.I. du Pont de Nemours & Co.	35,000	1,730,050
	Linde AG	14,900	1,605,271
	Monsanto Co.	17,364	954,325
	Shin-Etsu Chemical Co., Ltd.	19,300	1,177,588
	Umicore	5,800	1,031,250

	Chemicals Total		6,498,484

Construction Materials – 0.3%	Holcim Ltd., Registered Shares	12,076	1,209,439
	Vulcan Materials Co.	6,300	733,824

	Construction Materials Total		1,943,263

Containers & Packaging – 0.2%	Crown Holdings, Inc. (b)	45,000	1,100,700

	Containers & Packaging Total		1,100,700

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Materials (continued)
Metals & Mining – 0.2%	Alcoa, Inc.	33,100	1,122,090

	Metals & Mining Total		1,122,090

Paper & Forest Products – 0.4%	Weyerhaeuser Co. (a)	28,400	2,122,616

	Paper & Forest Products Total		2,122,616

Materials Total			12,787,153

Telecommunication Services – 2.4%
Diversified Telecommunication Services – 1.5%	AT&T, Inc.	130,415	5,142,263
	Level 3 Communications, Inc. (b)	166,939	1,018,328
	Time Warner Telecom, Inc., Class A (b)	51,226	1,063,964
	Verizon Communications, Inc.	48,902	1,854,364

	Diversified Telecommunication Services Total		9,078,919

Wireless Telecommunication Services – 0.9%	American Tower Corp., Class A (b)	42,300	1,647,585
	NII Holdings, Inc. (b)	20,000	1,483,600
	NTT DoCoMo, Inc.	575	1,063,730
	Vodafone Group PLC	310,759	828,619

	Wireless Telecommunication Services Total		5,023,534

Telecommunication Services Total			14,102,453

Utilities – 1.9%
Electric Utilities – 0.9%	Entergy Corp.	14,478	1,519,032
	FPL Group, Inc.	27,400	1,676,058
	PPL Corp.	36,000	1,472,400
	Reliant Energy, Inc. (b)	38,800	788,416

	Electric Utilities Total		5,455,906

Independent Power Producers & Energy Traders – 0.2%	Constellation Energy Group, Inc.	8,900	773,855
	Mirant Corp. (b)	9,600	388,416

	Independent Power Producers & Energy Traders Total		1,162,271

Multi-Utilities – 0.8%	PG&E Corp.	25,748	1,242,856
	Public Service Enterprise Group, Inc.	27,173	2,256,446
	Suez SA	22,900	1,207,731

	Multi-Utilities Total		4,707,033

Utilities Total			11,325,210
	Total Common Stocks (cost of $302,110,012)		361,367,071

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Mortgage-Backed Securities – 11.6%

		Par ($)	Value ($)

Federal Home Loan Mortgage Corp.	5.000% 08/01/20	6,830,574	6,739,191
	5.000% 11/01/20	521,335	514,360
	5.000% 02/01/37	3,194,236	3,086,796
	5.500% 01/01/21	1,775,423	1,779,789
	5.500% 07/01/21	4,007,062	4,015,530
	6.000% 02/01/09	352,669	353,552
	6.000% 11/01/36	3,125,664	3,150,846
	6.500% 07/01/14	45,358	46,498
	6.500% 12/01/14	49,781	51,033
	6.500% 06/01/29	48,984	50,497
	6.500% 01/01/30	86,856	89,538
	7.000% 11/01/29	46,644	48,539
	7.000% 01/01/30	25,120	26,141
	8.000% 07/01/20	33,624	35,032

Federal National Mortgage Association	5.000% 01/01/18	1,325,568	1,311,327
	5.000% 06/01/18	8,264,354	8,171,975
	5.000% 11/01/18	1,006,666	995,413
	5.000% 01/01/37	1,270,000	1,226,978
	5.000% 02/01/37	1,551,428	1,498,760
	5.500% 10/01/35	7,095,284	7,028,314
	5.500% 11/01/35	3,753,497	3,718,069
	5.500% 04/01/36	3,837,667	3,797,642
	5.500% 05/01/36	3,211,887	3,178,389
	5.500% 11/01/36	7,242,743	7,167,205
	6.000% 11/01/35	439,992	443,561
	6.000% 09/01/36	3,813,701	3,842,049
	6.500% 12/01/07	246	246
	6.500% 05/01/08	5,683	5,709
	6.500% 07/01/08	2,601	2,613
	6.500% 08/01/08	17,995	18,078
	6.500% 09/01/08	17,064	17,142
	6.500% 10/01/08	36,713	36,881
	6.500% 11/01/08	130,365	130,803
	6.500% 12/01/08	15,255	15,327
	6.500% 01/01/09	18,136	18,219
	6.500% 02/01/09	335,316	337,411
	6.500% 04/01/09	474,819	479,719
	6.500% 04/01/11	263,678	269,632
	6.500% 05/01/11	881,419	901,324
	6.500% 11/01/25	4	4
	6.500% 08/01/34	2,587,383	2,652,220
	6.500% 12/01/35	179,901	183,633
	7.000% 08/15/23	192,940	201,702
	7.000% 07/01/32	64,323	67,029
	TBA,
	7.000% 04/01/37 (d)	930,000	959,062

	Total Mortgage-Backed Securities (Cost of $68,750,416)		68,663,778

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 8.4%

		Par ($)	Value ($)
Basic Materials – 0.2%
Forest Products & Paper – 0.1%
Weyerhaeuser Co.	7.375% 03/15/32	550,000	576,167

	Forest Products & Paper Total		576,167

Metals & Mining – 0.1%
Vale Overseas Ltd.	6.250% 01/23/17	585,000	596,091

	Metals & Mining Total		596,091

Basic Materials Total			1,172,258

Communications – 1.1%
Media – 0.4%
Jones Intercable, Inc.	7.625% 04/15/08	1,125,000	1,148,570

News America, Inc.	6.550% 03/15/33	670,000	685,145

Time Warner, Inc.	6.625% 05/15/29	850,000	860,196

	Media Total		2,693,911

Telecommunication Services – 0.7%
New Cingular Wireless Services, Inc.	8.750% 03/01/31	475,000	612,723

SBC Communication, Inc.	5.100% 09/15/14	715,000	698,545

Sprint Capital Corp.	6.875% 11/15/28	600,000	597,532

Telecom Italia Capital SA	7.200% 07/18/36	555,000	577,818

Telefonica Emisones SAU	5.984% 06/20/11	825,000	845,690

Vodafone Group PLC	5.000% 12/16/13	600,000	583,654

	Telecommunication Services Total		3,915,962

Communications Total			6,609,873

Consumer Cyclical – 0.4%
Home Builders – 0.1%
D.R. Horton, Inc.	5.625% 09/15/14	750,000	712,845

	Home Builders Total		712,845

Lodging – 0.1%
Harrah’s Operating Co., Inc.	5.625% 06/01/15	600,000	517,500

	Lodging Total		517,500

Retail – 0.2%
Costco Wholesale Corp.	5.300% 03/15/12	550,000	553,977

Wal-Mart Stores, Inc.	4.125% 07/01/10	900,000	875,823

	Retail Total		1,429,800

Consumer Cyclical Total			2,660,145

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Non-cyclical – 1.0%
Beverages – 0.2%
Diageo Capital PLC	3.375% 03/20/08	1,150,000	1,129,049

	Beverages Total		1,129,049

Food – 0.2%
Kroger Co.	6.200% 06/15/12	1,000,000	1,034,365

	Food Total		1,034,365

Healthcare Services – 0.5%
Aetna, Inc.	6.625% 06/15/36	800,000	856,115

UnitedHealth Group, Inc.	3.375% 08/15/07	1,250,000	1,240,677

WellPoint, Inc.	6.800% 08/01/12	650,000	692,988

	Healthcare Services Total		2,789,780

Household Products/Wares – 0.1%
Fortune Brands, Inc.	5.375% 01/15/16	725,000	696,737

	Household Products/Wares Total		696,737

Consumer Non-cyclical Total			5,649,931

Energy – 0.7%
Oil & Gas – 0.5%
Anadarko Petroleum Corp.	6.450% 09/15/36	315,000	311,707

Canadian Natural Resources Ltd.	5.700% 05/15/17	750,000	746,533

Devon Financing Corp., ULC	7.875% 09/30/31	600,000	711,226

Nexen, Inc.	5.875% 03/10/35	625,000	586,293

Valero Energy Corp.	6.875% 04/15/12	650,000	692,183

	Oil & Gas Total		3,047,942

Pipelines – 0.2%
Energy Transfer Partners LP	6.625% 10/15/36	475,000	485,897

Plains All American Pipeline LP	6.650% 01/15/37 (c)	605,000	615,049

	Pipelines Total		1,100,946

Energy Total			4,148,888

Financials – 4.2%
Banks – 1.4%
Capital One Bank	4.875% 05/15/08	575,000	572,851

HSBC Capital Funding LP	9.547% 12/31/49 (c)(e)(f)	1,150,000	1,293,113

Marshall & Ilsley Corp.	4.375% 08/01/09	630,000	622,048

PNC Funding Corp.	5.625% 02/01/17	640,000	644,593

SunTrust Preferred Capital I	5.853% 12/15/11 (e)	560,000	567,835

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Banks (continued)
USB Capital IX	6.189% 04/15/49 (e)	1,000,000	1,025,346

Wachovia Corp.	4.875% 02/15/14	1,650,000	1,599,563

Wells Fargo & Co.	5.125% 09/01/12	1,979,000	1,984,054

	Banks Total		8,309,403

Diversified Financial Services – 2.2%
AGFC Capital Trust I	6.000% 01/15/67 (c)(e)	725,000	725,983

American Express Credit Corp.	3.000% 05/16/08	800,000	781,187

Ameriprise Financial, Inc.	7.518% 06/01/66 (e)	580,000	626,011

CIT Group, Inc.	6.100% 03/15/67 (e)	275,000	265,074

Citicorp Lease	8.040% 12/15/19 (c)(f)	1,360,000	1,599,924

Countrywide Home Loans, Inc.	4.125% 09/15/09	780,000	758,581

Credit Suisse First Boston USA, Inc.	4.875% 08/15/10	1,050,000	1,045,026

General Electric Capital Corp.	5.000% 01/08/16	1,980,000	1,935,478

Goldman Sachs Group, Inc.	6.345% 02/15/34	1,000,000	987,837

JPMorgan Chase Capital XVIII	6.950% 08/17/36	1,000,000	1,042,246

Merrill Lynch & Co., Inc.	4.125% 01/15/09	1,250,000	1,228,129

Morgan Stanley	6.750% 04/15/11	900,000	951,908

Residential Capital LLC	6.500% 04/17/13	525,000	520,016

SLM Corp.	5.375% 05/15/14	700,000	699,994

	Diversified Financial Services Total		13,167,394

Insurance – 0.4%
Ambac Financial Group, Inc.	6.150% 02/15/37 (e)	345,000	324,782

American International Group, Inc.	2.875% 05/15/08	1,000,000	975,035

Genworth Financial, Inc.	6.150% 11/15/66 (e)	400,000	393,993

Metlife, Inc.	6.400% 12/15/36	600,000	585,836

	Insurance Total		2,279,646

Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.	6.450% 06/25/12	675,000	698,152

Simon Property Group LP	5.750% 12/01/15	760,000	770,274

	Real Estate Investment Trusts (REITs) Total		1,468,426

Financials Total			25,224,869

See Accompanying Notes to Financial Statements.

15

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Industrials – 0.1%
Machinery – 0.1%
Caterpillar Financial Services Corp.	3.625% 11/15/07	500,000	494,765

	Machinery Total		494,765

Industrials Total			494,765

Utilities – 0.7%
Electric – 0.6%
Commonwealth Edison Co.	5.950% 08/15/16	800,000	783,108

Indiana Michigan Power Co.	5.650% 12/01/15	723,000	718,060

Pacific Gas & Electric Co.	5.800% 03/01/37	510,000	491,687

Progress Energy, Inc.	7.750% 03/01/31	675,000	807,266

Southern California Edison Co.	5.000% 01/15/14	800,000	785,522

	Electric Total		3,585,643

Gas – 0.1%
Sempra Energy	4.750% 05/15/09	550,000	545,423

	Gas Total		545,423

Utilities Total			4,131,066
	Total Corporate Fixed-Income Bonds & Notes (Cost of $50,312,248)		50,091,795

Government Agencies & Obligations – 4.9%
Foreign Government Obligations – 0.4%
Province of Quebec	5.000% 07/17/09	1,300,000	1,303,882

United Mexican States	7.500% 04/08/33	875,000	1,041,250

	Foreign Government Obligations Total		2,345,132

U.S. Government Agencies – 1.7%
Federal Home Loan Bank	5.125% 10/19/16	4,160,000	4,195,110

Federal National Mortgage Association	5.250% 08/01/12	5,805,000	5,871,694

	U.S. Government Agencies Total		10,066,804

U.S. Government Obligations – 2.8%
U.S. Treasury Bonds	6.250% 08/15/23	3,895,000	4,471,643
	7.250% 05/15/16	1,565,000	1,862,045

U.S. Treasury Inflation Indexed Bonds	2.500% 07/15/16	3,507,700	3,599,367

U.S. Treasury Notes	3.375% 10/15/09	2,940,000	2,857,083
	3.875% 02/15/13 (g)	4,050,000	3,911,887

	U.S. Government Obligations Total		16,702,025

	Total Government Agencies & Obligations (Cost of $28,713,789)		29,113,961

See Accompanying Notes to Financial Statements.

16

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Collateralized Mortgage Obligations – 4.4%

		Par ($)	Value ($)

Agency – 2.5%
Federal Home Loan Mortgage Corp.	4.500% 03/15/18	3,800,000	3,730,626
	4.500% 08/15/28	380,000	370,367
	5.000% 12/15/15	858,671	855,227
	6.000% 02/15/28	3,421,739	3,463,768

Federal National Mortgage Association	5.000% 12/25/15	2,700,000	2,684,285
	6.000% 04/25/32	3,800,000	3,873,652

	Agency Total		14,977,925

Non-Agency – 1.9%
Countrywide Alternative Loan Trust	5.250% 03/25/35	2,227,419	2,202,607
	5.250% 08/25/35	630,251	629,622
	5.500% 10/25/35	1,586,718	1,580,891

JPMorgan Mortgage Trust	6.069% 10/25/36 (e)	3,541,493	3,550,302

Residential Asset Securitization Trust	4.500% 08/25/34	2,271,319	2,225,100

Wamu Alternative Mortgage Pass-Through Certificates	5.500% 07/25/35	849,189	847,602

	Non-Agency Total		11,036,124

	Total Collateralized Mortgage Obligations (Cost of $26,198,016)		26,014,049

Commercial Mortgage-Backed Securities – 2.8%
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.366% 12/11/49 (e)	1,010,000	1,006,331

First Union Chase Commercial Mortgage	6.645% 06/15/31	1,978,605	2,020,842

First Union National Bank Commercial Mortgage Trust	6.141% 02/12/34	5,000,000	5,203,988

JP Morgan Chase Commercial Mortgage Securities Corp.	5.447% 06/12/47	1,023,000	1,028,913

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	4,000,000	4,172,264

Morgan Stanley Capital I	5.370% 12/15/43	2,172,000	2,156,157

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	830,000	778,623

	Total Commercial Mortgage-Backed Securities (Cost of $16,657,816)		16,367,118

Asset-Backed Securities – 0.6%
Consumer Funding LLC	5.430% 04/20/15	1,820,000	1,848,580

Green Tree Financial Corp.	6.870% 01/15/29	443,512	459,470

See Accompanying Notes to Financial Statements.

17

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Asset-Backed Securities (continued)

		Par ($)	Value ($)

Origen Manufactured Housing	3.380% 08/15/17	845,921	838,079

Providian Gateway Master Trust	3.350% 09/15/11 (c)	500,000	495,896

	Total Asset-Backed Securities (Cost of $3,704,512)		3,642,025
Convertible Bond – 0.3%

Communications – 0.3%
Media – 0.3%
Liberty Media Corp.	0.750% 03/30/23	1,800,000	2,108,250

	Media Total		2,108,250

	Communications Total		2,108,250

	Total Convertible Bond (cost of $1,972,608)		2,108,250

		Shares
Securities Lending Collateral – 2.3%
	State Street Navigator Securities Lending Prime Portfolio (h)	13,325,320	13,325,320

	Total Securities Lending Collateral (Cost of $13,325,320)		13,325,320

		Par ($)
Short-Term Obligations – 3.7%

Government Agencies & Obligations – 0.1%
United States Treasury Bill	4.910% 06/14/07	800,000	790,071

	Government Agencies & Obligations Total		790,071

Repurchase Agreement – 3.6%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.060%, collateralized by various U.S. Agency Obligations with maturities to 02/15/19, market value of $21,840,877 (repurchase proceeds $21,415,026)	21,406,000	21,406,000

	Total Short-Term Obligations (Cost of $22,196,071)		22,196,071

	Total Investments – 99.9% (Cost of $533,940,808)(i)		592,889,438

	Other Assets & Liabilities, Net – 0.1%		855,937

	Net Assets – 100.0%		593,745,375

Notes to Investment Portfolio:

(a)	All or portion of security was on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $13,039,967.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $5,463,207, which represents 0.9% of net assets.

(d)	Security purchased on a delayed delivery basis.

See Accompanying Notes to Financial Statements.

18

Columbia Liberty Fund, March 31, 2007 (Unaudited)

(e)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(f)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2007, the value of these securities amounted to $2,893,037 which represents 0.5% of net assets.

Security	Acquisition Date	Par	Acquisition Cost	Market Value
Citicorp Lease 8.040% 12/15/19	01/06/2000	$1,360,000	$1,046,010	$1,599,924
HSBC Capital Funding LP 9.547% 12/31/49	01/02/2003	1,150,000	3,553,127	1,293,113

				$2,893,037

(g)	All of this security is pledged as collateral for open futures contracts.

(h)	Investment made with cash collateral received from securities lending activity.

(i)	Cost for federal income tax purposes is $534,050,944.

As of March 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	31	$11,105,897	$11,091,800	Jun-2007	$(14,097)

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	60.9
Mortgage-Backed Securities	11.6
Corporate Fixed-Income Bonds & Notes	8.4
Government Agencies & Obligations	4.9
Collateralized Mortgage Obligations	4.4
Commercial Mortgage-Backed Securities	2.8
Asset-Backed Securities	0.6
Convertible Bonds	0.3

93.9
Securities Lending Collateral	2.3
Short-Term Obligations	3.7
Other Assets & Liabilities, Net	0.1

100.0

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SPA	Stand-by Purchase Agreement
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

19

Statement of Assets and Liabilities – Columbia Liberty Fund, March 31, 2007 (Unaudited)

		($)

Assets	Investments, at cost	533,940,808

	Investments, at value (including securities on loan of $13,039,967)	592,889,438
	Cash	4,542
	Foreign currency (cost of $1,857,521)	1,858,153
	Receivable for:
	Investments sold	18,258,002
	Fund shares sold	75,873
	Interest	1,563,835
	Dividends	532,534
	Security lending	2,739
	Foreign tax reclaims	13,800
	Deferred Trustees’ compensation plan	89,697

	Total Assets	615,288,613

Liabilities	Collateral on securities loaned	13,325,320
	Payable for:
	Investments purchased	5,705,300
	Investments purchased on a delayed delivery basis	959,889
	Fund shares repurchased	777,980
	Futures variation margin	2,005
	Investment advisory fee	277,470
	Transfer agent fee	115,671
	Pricing and bookkeeping fees	23,789
	Trustees’ fees	6,236
	Custody fee	20,920
	Distribution and service fees	165,111
	Chief compliance officer expenses	3,267
	Deferred Trustees’ fees	89,697
	Other liabilities	70,583

	Total Liabilities	21,543,238

	Net Assets	593,745,375

Net Assets Consist of	Paid-in capital	506,936,701
	Overdistributed net investment income	(1,188,707)
	Accumulated net realized gain	29,059,618
	Net unrealized appreciation (depreciation) on:
	Investments	58,948,630
	Foreign currency translations	3,230
	Futures contracts	(14,097)

	Net Assets	593,745,375

See Accompanying Notes to Financial Statements.

20

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Class A	Net assets	$521,779,376
	Shares outstanding	57,569,845
	Net asset value per share	$9.06	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($9.06/0.9425)	$9.61	(b)

Class B
	Net assets	$65,549,033
	Shares outstanding	7,239,879
	Net asset value and offering price per share	$9.05	(a)

Class C
	Net assets	$5,230,146
	Shares outstanding	579,108
	Net asset value and offering price per share	$9.03	(a)

Class Z
	Net assets	$1,186,820
	Shares outstanding	122,832
	Net asset value, offering and redemption price per share	$9.66

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

21

Statement of Operations – Columbia Liberty Fund

For the Six Months Ended March 31, 2007 (Unaudited)

		($)
Investment Income	Dividends	2,848,365
	Interest	6,210,988
	Securities lending	16,606

	Total Investment Income (net of foreign taxes withheld of $41,357)	9,075,959

Expenses	Investment advisory fee	1,668,402
	Distribution fee:
	Class B	288,813
	Class C	19,622
	Service fee:
	Class A	615,536
	Class B	90,494
	Class C	6,153
	Transfer agent fee	468,080
	Pricing and bookkeeping fees	90,535
	Trustees’ fees	21,182
	Custody fee	60,961
	Chief compliance officer expenses	6,513
	Other expenses	166,259

	Total Expenses	3,502,550

	Custody earnings credit	(5,025)

	Net Expenses	3,497,525

	Net Investment Income	5,578,434

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts	Net realized gain (loss) on:
	Investments	35,545,910
	Foreign currency transactions	39,350
	Futures contracts	(15,888)

	Net realized gain	35,569,372

	Net change in unrealized appreciation (depreciation) on:
	Investments	2,569,229
	Foreign currency translations	3,650
	Futures contracts	(43,273)

	Net change in unrealized appreciation (depreciation)	2,529,606

	Net Gain	38,098,978

	Net Increase Resulting from Operations	43,677,412

See Accompanying Notes to Financial Statements.

22

Statement of Changes in Net Assets – Columbia Liberty Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2007 ($)	Year Ended September 30, 2006 ($)
Operations	Net investment income	5,578,434	12,412,816
	Net realized gain on investments, foreign currency transactions and futures contracts	35,569,372	41,068,768
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	2,529,606	(8,679,894)

	Net Increase Resulting from Operations	43,677,412	44,801,690

Distributions Declared to Shareholders	From net investment income:
	Class A	(6,353,442)	(11,409,715)
	Class B	(645,013)	(1,518,313)
	Class C	(45,141)	(76,582)
	Class Z	(15,160)	(23,950)
	From net realized gains:
	Class A	(14,916,474)	—
	Class B	(2,301,523)	—
	Class C	(152,017)	—
	Class Z	(32,922)	—

	Total Distributions Declared to Shareholders	(24,461,692)	(13,028,560)

Share Transactions	Class A:
	Subscriptions	19,837,997	30,604,125
	Distributions reinvested	19,234,115	9,936,771
	Redemptions	(48,516,897)	(97,631,492)

	Net Decrease	(9,444,785)	(57,090,596)

	Class B:
	Subscriptions	728,140	1,862,617
	Distributions reinvested	2,810,227	1,435,787
	Redemptions	(26,372,992)	(53,577,943)

	Net Decrease	(22,834,625)	(50,279,539)

	Class C:
	Subscriptions	404,127	1,006,151
	Distributions reinvested	184,021	70,678
	Redemptions	(594,388)	(1,746,664)

	Net Decrease	(6,240)	(669,835)

	Class Z:
	Subscriptions	27,947	559,930
	Distributions reinvested	30,160	15,481
	Redemptions	(86,434)	(139,642)

	Net Increase (Decrease)	(28,327)	435,769
	Net Decrease from Share Transactions	(32,313,977)	(107,604,201)

	Total Decrease in Net Assets	(13,098,257)	(75,831,071)
Net Assets	Beginning of period	606,843,632	682,674,703
	End of period	593,745,375	606,843,632
	Undistributed (overdistributed) net investment income at end of period	(1,188,707)	291,615

See Accompanying Notes to Financial Statements.

23

Columbia Liberty Fund

		(Unaudited) Six Months Ended March 31, 2007	Year Ended September 30, 2006
Changes in Shares	Class A:
	Subscriptions	2,199,399	3,565,720
	Issued for distributions reinvested	2,153,423	1,162,174
	Redemptions	(5,377,721)	(11,383,791)

	Net Decrease	(1,024,899)	(6,655,897)

	Class B:
	Subscriptions	80,835	216,523
	Issued for distributions reinvested	314,982	168,281
	Redemptions	(2,925,454)	(6,257,349)

	Net Decrease	(2,529,637)	(5,872,545)

	Class C:
	Subscriptions	45,032	117,577
	Issued for distributions reinvested	20,689	8,302
	Redemptions	(66,262)	(203,324)

	Net Decrease	(541)	(77,445)

	Class Z:
	Subscriptions	2,894	60,432
	Issued for distributions reinvested	3,167	1,704
	Redemptions	(9,023)	(15,150)

	Net Increase (Decrease)	(2,962)	46,986

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,					Period Ended September 30, 2003 (a)		Year Ended October 31,
Class A Shares			2006		2005		2004			2002		2001
Net Asset Value, Beginning of Period	$8.79		$8.36		$7.68		$7.22	$6.68		$7.53		$10.24

Income from Investment Operations:
Net investment income (b)	0.09		0.18		0.15		0.13	0.12		0.16	(c)	0.19
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.55		0.44		0.70		0.51	0.55		(0.84	)(c)	(1.70)

Total from Investment Operations	0.64		0.62		0.85		0.64	0.67		(0.68)		(1.51)

Less Distributions Declared to Shareholders:
From net investment income	(0.11)		(0.19)		(0.17)		(0.18)	(0.13)		(0.17)		(0.20)
From net realized gains	(0.26)		—		—		—	—		—		(1.00)

Total Distributions Declared to Shareholders	(0.37)		(0.19)		(0.17)		(0.18)	(0.13)		(0.17)		(1.20)

Net Asset Value, End of Period	$9.06		$8.79		$8.36		$7.68	$7.22		$6.68		$7.53
Total return (d)	7.39	%(e)	7.47	%(f)(g)	11.12	%(f)	8.92%	10.13	%(e)	(9.19)%		(16.38)%

Ratios to Average Net Assets:
Net operating expenses (h)	1.05	%(i)	1.03%		1.13%		1.13%	1.23	%(i)	1.18%		1.13%
Interest expense	—		—		—		—	—	%(i)(j)	—	%(j)	—
Net expenses (h)	1.05	%(i)	1.03%		1.13%		1.13%	1.23	%(i)	1.18%		1.13%
Waiver/reimbursement	—		0.01%		0.01%		—	—		—		—
Net investment income (h)	1.94	%(i)	2.07%		1.88%		1.73%	1.86	%(i)	2.24	%(c)	2.29%
Portfolio turnover rate	51	%(e)	98%		83%		74%	109	%(e)	41%		55%
Net assets, end of period (000’s)	$521,779		$514,826		$545,773		$574,954	$605,859		$624,483		$757,467

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not Annualized.

(f)	Had the investment advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,					Period Ended September 30, 2003 (a)		Year Ended October 31,
Class B Shares			2006		2005		2004			2002		2001
Net Asset Value, Beginning of Period	$8.78		$8.36		$7.68		$7.21	$6.67		$7.51		$10.22

Income from Investment Operations:
Net investment income (b)	0.05		0.11		0.09		0.07	0.07		0.11	(c)	0.13
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.56		0.43		0.70		0.52	0.55		(0.83	)(c)	(1.71)

Total from Investment Operations	0.61		0.54		0.79		0.59	0.62		(0.72)		(1.58)

Less Distributions Declared to Shareholders:
From net investment income	(0.08)		(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(0.13)
From net realized gains	(0.26)		—		—		—	—		—		(1.00)

Total Distributions Declared to Shareholders	(0.34)		(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(1.13)

Net Asset Value, End of Period	$9.05		$8.78		$8.36		$7.68	$7.21		$6.67		$7.51
Total return (d)	7.00	%(e)	6.55	%(f)(g)	10.30	%(f)	8.22%	9.33	%(e)	(9.77)%		(17.05)%

Ratios to Average Net Assets:
Net operating expenses (h)	1.80	%(i)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Interest expense	—		—		—		—	—	%(i)(j)	—	%(j)	—
Net expenses (h)	1.80	%(i)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Waiver/reimbursement	—		0.01%		0.01%		—	—		—		—
Net investment income (h)	1.19	%(i)	1.31%		1.14%		0.97%	1.11	%(i)	1.49	%(c)	1.54%
Portfolio turnover rate	51	%(e)	98%		83%		74%	109	%(e)	41%		55%
Net assets, end of period (000’s)	$65,549		$85,766		$130,724		$171,775	$218,494		$252,598		$412,639

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not Annualized.

(f)	Had the investment advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,					Period Ended September 30, 2003 (a)		Year Ended October 31,
Class C Shares			2006		2005		2004			2002		2001
Net Asset Value, Beginning of Period	$8.76		$8.34		$7.66		$7.20	$6.66		$7.50		$10.21

Income from Investment Operations:
Net investment income (b)	0.05		0.11		0.09		0.07	0.07		0.11	(c)	0.13
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.56		0.43		0.70		0.51	0.55		(0.83	)(c)	(1.71)

Total from Investment Operations	0.61		0.54		0.79		0.58	0.62		(0.72)		(1.58)

Less Distributions Declared to Shareholders:
From net investment income	(0.08)		(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(0.13)
From net realized gains	(0.26)		—		—		—	—		—		(1.00)

Total Distributions Declared to Shareholders	(0.34)		(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(1.13)

Net Asset Value, End of Period	$9.03		$8.76		$8.34		$7.66	$7.20		$6.66		$7.50
Total return (d)	7.02	%(e)	6.56	%(f)(g)	10.33	%(f)	8.09%	9.34	%(e)	(9.78)%		(17.07)%

Ratios to Average Net Assets:
Net operating expenses (h)	1.80	%(i)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Interest expense	—		—		—		—	—	%(i)(j)	—	%(j)	—
Net expenses (h)	1.80	%(i)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Waiver/reimbursement	—		0.01%		0.01%		—	—		—		—
Net investment income (h)	1.19	%(i)	1.31%		1.13%		0.97%	1.11	%(i)	1.49	%(c)	1.54%
Portfolio turnover rate	51	%(e)	98%		83%		74%	109	%(e)	41%		55%
Net assets, end of period (000’s)	$5,230		$5,076		$5,478		$6,033	$8,457		$7,873		$10,463

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not Annualized.

(f)	Had the investment advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31, 2007		Year Ended September 30,					Period Ended September 30, 2003 (a)		Year Ended October 31,
Class Z Shares			2006		2005		2004			2002		2001
Net Asset Value, Beginning of Period	$9.34		$8.88		$8.15		$7.65	$7.07		$7.95		$10.75

Income from Investment Operations:
Net investment income (b)	0.10		0.21		0.18		0.16	0.14		0.19	(c)	0.21
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.60		0.46		0.74		0.54	0.59		(0.88	)(c)	(1.79)

Total from Investment Operations	0.70		0.67		0.92		0.70	0.73		(0.69)		(1.58)

Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.21)		(0.19)		(0.20)	(0.15)		(0.19)		(0.22)
From net realized gains	(0.26)		—		—		—	—		—		(1.00)

Total Distributions Declared to Shareholders	(0.38)		(0.21)		(0.19)		(0.20)	(0.15)		(0.19)		(1.22)

Net Asset Value, End of Period	$9.66		$9.34		$8.88		$8.15	$7.65		$7.07		$7.95
Total return (d)	7.60	%(e)	7.60	%(f)(g)	11.33	%(f)	9.19%	10.38	%(e)	(8.88)%		(16.25)%

Ratios to Average Net Assets:
Net operating expenses (h)	0.81	%(i)	0.79%		0.90%		0.90%	1.00	%(i)	0.95%		0.90%
Interest expense	—		—		—		—	—	%(i)(j)	—	%(j)	—
Net expenses (h)	0.81	%(i)	0.79%		0.90%		0.90%	1.00	%(i)	0.95%		0.90%
Waiver/reimbursement	—		0.01%		0.01%		—	—		—		—
Net investment income (h)	2.18	%(i)	2.34%		2.11%		1.99%	2.00	%(i)	2.47	%(c)	2.52%
Portfolio turnover rate	51	%(e)	98%		83%		74%	109	%(e)	41%		55%
Net assets, end of period (000’s)	$1,187		$1,175		$700		$641	$340		$137		$50

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not Annualized.

(f)	Had the investment advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

28

Notes to Financial Statements – Columbia Liberty Fund

March 31, 2007 (Unaudited)

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks primarily income and capital growth. The Fund’s secondary goal is capital preservation.

Fund Shares

The Trust may issue an unlimited number of shares and offers four classes of shares: Class A, B, C and Z. Each share class has its own sales charge and expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of

29

Columbia Liberty Fund, March 31, 2007 (Unaudited)

such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and for non-hedging purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts. An index futures contracts is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. There are several risks in connection with the use of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The investment advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions determined to be credit worthy by Columbia. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the

30

Columbia Liberty Fund, March 31, 2007 (Unaudited)

repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the forward commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis based on the relative net assets of each class for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

31

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2006 was as follows:

Distributions paid from:
Ordinary Income*	$13,028,560

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized Appreciation	$64,921,801
Unrealized Depreciation	(6,083,307)
Net unrealized Appreciation	58,838,494

Capital loss carryforwards of $24,188,434 were utilized during the year ended September 30, 2006.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the six months ended March 31, 2007, the Fund’s annualized effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia as sub-advisor to a portion of the Fund. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for a portion of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund’s assets under management by NIMNAI.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee during any year shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services

32

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the six months ended March 31, 2007, the total amount paid to affiliates by the Fund under these agreements was $39,496.

For the six months ended March 31, 2007, the annualized effective pricing and bookkeeping fee rates for the Fund, inclusive of out-of-pocket expenses, was 0.03% of the Fund’s average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2007, the Fund’s annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.15% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended March 31, 2007, the Distributor has retained net underwriting discounts of $7,676 on sales of the Fund’s Class A shares and net CDSC fees of $43, $34,979 and $863 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plan”) for Class A, B and C shares, which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, B, and C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, B and C shares. For the six months ended March 31, 2007, the Class A, B and C shares’ annualized effective service fee rate was 0.24%.

The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and C shares only.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These

33

Columbia Liberty Fund, March 31, 2007 (Unaudited)

credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2007, the Fund paid $1,571 to Columbia for such services. This amount is included in “Other expenses” in the Statement of Operations.

Note 5. Portfolio Information

For the six months ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $296,602,742 and $350,092,637, respectively, of which $48,094,920 and $54,364,294, respectively, were U.S. Government securities.

Note 6. Securities lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations. For the six months ended March 31, 2007, the Fund did not borrow under this arrangement.

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia

34

Columbia Liberty Fund, March 31, 2007 (Unaudited)

Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ‘‘MDL’’). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

35

Columbia Liberty Fund, March 31, 2007 (Unaudited)

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds’ adviser and/or its affiliates, including payment of plaintiffs’ attorneys’ fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

36

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage, if any, and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

37

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

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Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc. (“CFD”)1 agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Fund” and together with all such funds or a group of such funds as the “Funds”) only if the Independent Members of the Fund’s Board of Trustees (such Independent Members of the Fund’s Board together with the other members of the Fund’s Board, referred to as the “Trustees”) appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds’ Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.”

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

1	CMA and CFD are subsidiaries of Columbia Management Group, Inc. (“CMG”), which also is the parent of Columbia Management Services, Inc. (“CFS”), the Funds’ transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2	I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.	Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG’s costs and profitability.

2.	Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG’s fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. (“Lipper”) in performing the Trustees’ screening procedures.

3.	Recommendation: Trustees should consider whether…the fund-by-fund screen…should place comparable emphasis on both basis point and quintile information in their evaluation of the funds…Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.	Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.	Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint… Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG’s view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG’s analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds’ assets increase.

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6.	Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.	Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.	The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.	The Funds’ overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.	The procedure used to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds may bias a Fund’s ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.	The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.	The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees’ Fee and Performance Evaluation Process

10.	The Trustees’ evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the

42

complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds’ management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds’ management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.	The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.	Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.	Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.	Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.	Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.	Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.	Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.	Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG’s profitability.

Respectfully submitted,

John D. Rea

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Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.	Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.	CMG’s expenses and profitability obtained directly from CMG;

3.	Information on CMG’s organizational structure;

4.	Profitability of publicly traded asset managers from Lipper;

5.	Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.	Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.	Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.	Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.	Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting (“NERA”) to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

45

Columbia Liberty Fund

Semiannual Report – March 31, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC - 44/130011-0307 (05/07) 07/38723

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 25, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 25, 2007